UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.

(a)

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 has proven to be surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. The most historically significant development in markets is that bonds, in aggregate, have done poorly so far, for the third year in a row, reflecting interest rates that have remained high. By way of example, the 10-Year U.S. Treasury bond, has never declined three years in a row since 1787. Equities, particularly in the U.S., have risen, though a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally, a remarkably concentrated situation.

The future is unknown and prone to surprises, however, we have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders' goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century – remain at our core and will support us as this cycle plays out.

This year, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a meaningful and strategic decision to position Manning & Napier stronger for the future and to help us continue to evolve in ways that benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

Economic strength has been more resilient this year than many would have predicted, though various indicators continue to point toward less stability under the surface. Broad global equity markets posted double digit gains for the twelve-month period ending October 31, 2023. However, large-cap stocks significantly outperformed small- and mid-cap stocks as did growth in comparison to value from a style perspective. In fact, the broad US equity market was propelled higher over the past year by just a handful of stocks, aptly named the “Magnificent 7”. These companies are Apple, Microsoft, Alphabet (Google), Amazon, NVIDIA, Tesla, and Meta (Facebook) and their share prices have increased significantly more than other benchmark constituents, on average over this past year.

The Equity Series Class S delivered positive returns during the year but modestly underperformed its benchmark, the Russell 3000 Index, returning 7.8% and 8.4% respectively.

Underperformance was largely attributable to an underweight to Information Technology and selection within Materials and Consumer Staples. Within Materials, global crop protection chemical company FMC Corporation was the largest detractor to returns as the company experienced an accelerated de-stocking of inventory by its customers, leading to lower growth in the near-term. We still maintain a position in the company and have high conviction in its long-term potential, especially at current valuation levels. Within Consumer Staples, Dollar General was the largest detractor as the company has been challenged by more intense competition and slower trade down effect than we originally anticipated. It was ultimately sold out of the portfolio as it no longer met our investment criteria.

Alternatively, allocations to more growth-oriented companies such as Meta (Facebook), Amazon, and Microsoft were among the top contributors to the portfolio as growth notably outperformed value over the period. Another notable contributor was CBOE Markets, which operates several exchanges, including the largest options exchange in the US. CBOE has benefitted from increased volatility in markets, causing derivative trading volumes for some of their key franchises to run ahead of expectations for much of 2023. This is particularly true of their zero-day-to-expiration options for the S&P 500 and VIX indices, products in which they have a monopoly on the trading and clearing of futures and options.

Despite recent gains in equity markets, the majority of the economic data points observed across our investment teams continue to suggest caution is warranted. As such, we believe that this backdrop heightens the importance of risk management and an overall defensive posture in the portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Equity Series - Class S2	7.84%	10.85%	10.11%
Equity Series - Class W2,3	8.98%	11.90%	10.62%
Russell 3000® Index[4]	8.38%	10.23%	10.52%

The following graph compares the value of a $10,000 investment in the Equity Series - Class S for the ten years ended October 31, 2023 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.05% for Class S and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.36% for Class S and 1.11% for Class W for the year ended October 31, 2023.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/23	10/31/23	5/1/23 - 10/31/23	RATIO
Class S
Actual	$1,000.00	$983.60	$5.25	1.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class W
Actual	$1,000.00	$989.00	$0.25	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Equity Series

Portfolio Composition as of October 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

5

Equity Series

Investment Portfolio - October 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.4%

Communication Services - 9.9%
Entertainment - 3.0%
Electronic Arts, Inc.	13,910	$1,721,919
Interactive Media & Services - 6.9%
Alphabet, Inc. - Class A*	14,958	1,855,989
Meta Platforms, Inc. - Class A*	7,033	2,118,832
		3,974,821
Total Communication Services		5,696,740
Consumer Discretionary - 6.1%
Broadline Retail - 4.2%
Amazon.com, Inc.*	18,345	2,441,536
Textiles, Apparel & Luxury Goods - 1.9%
NIKE, Inc. - Class B	10,451	1,074,049
Total Consumer Discretionary		3,515,585
Consumer Staples - 6.6%
Beverages - 4.8%
The Coca-Cola Co.	29,710	1,678,318
Constellation Brands, Inc. - Class A	4,567	1,069,363
		2,747,681
Food Products - 1.8%
Mondelez International, Inc. - Class A	16,182	1,071,410
Total Consumer Staples		3,819,091
Financials - 21.4%
Banks - 1.1%
JPMorgan Chase & Co.	4,532	630,220
Capital Markets - 11.1%
BlackRock, Inc.	873	534,520
Cboe Global Markets, Inc.	12,366	2,026,664
Intercontinental Exchange, Inc.	14,710	1,580,442
Moody’s Corp.	4,153	1,279,124
S&P Global, Inc.	2,837	990,993
		6,411,743
Financial Services - 6.9%
Mastercard, Inc. - Class A	5,823	2,191,486
Visa, Inc. - Class A	7,576	1,781,118
		3,972,604
Insurance - 2.3%
The Progressive Corp.	8,532	1,348,824
Total Financials		12,363,391
Health Care - 15.3%
Biotechnology - 3.5%
BioMarin Pharmaceutical, Inc.*	17,508	1,426,027
Vertex Pharmaceuticals, Inc.*	1,655	599,292
		2,025,319
Health Care Equipment & Supplies - 3.9%
Boston Scientific Corp.*	12,516	640,694
IDEXX Laboratories, Inc.*	2,285	912,789
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*	2,671	$700,390
		2,253,873
Health Care Providers & Services - 3.3%
CVS Health Corp.	7,108	490,523
Humana, Inc.	918	480,747
UnitedHealth Group, Inc.	1,725	923,841
		1,895,111
Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	1,914	851,290
Pharmaceuticals - 3.1%
Johnson & Johnson	12,089	1,793,282
Total Health Care		8,818,875
Industrials - 11.9%
Aerospace & Defense - 5.6%
L3Harris Technologies, Inc.	10,384	1,862,993
Northrop Grumman Corp.	2,871	1,353,476
		3,216,469
Building Products - 1.9%
Masco Corp.	21,531	1,121,550
Commercial Services & Supplies - 1.1%
Copart, Inc.*	14,514	631,649
Ground Transportation - 2.3%
CSX Corp.	16,167	482,585
Norfolk Southern Corp.	2,290	436,909
Union Pacific Corp.	2,059	427,469
		1,346,963
Professional Services - 1.0%
Insperity, Inc.	5,396	571,113
Total Industrials		6,887,744
Information Technology - 19.4%
IT Services - 2.9%
EPAM Systems, Inc.*	2,958	643,572
Snowflake, Inc. - Class A*	7,282	1,056,837
		1,700,409
Semiconductors & Semiconductor Equipment - 5.7%
Applied Materials, Inc.	9,172	1,213,914
Micron Technology, Inc.	31,184	2,085,274
		3,299,188
Software - 10.8%
Intuit, Inc.	1,897	938,920
Microsoft Corp.	6,648	2,247,755
Salesforce, Inc.*	6,847	1,375,083
ServiceNow, Inc.*	2,849	1,657,691
		6,219,449
Total Information Technology		11,219,046

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 2.3%
Chemicals - 2.3%
FMC Corp.	24,772	$1,317,870
Real Estate - 3.2%
Specialized REITs - 3.2%
Equinix, Inc.	1,336	974,799
SBA Communications Corp.	4,173	870,613
Total Real Estate		1,845,412

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 1.3%
Electric Utilities - 1.3%
Evergy, Inc.	15,231	$748,451

TOTAL COMMON STOCKS (Identified Cost $47,891,482)		56,232,205

SHORT-TERM INVESTMENT - 2.5%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[1]
(Identified Cost $1,416,152)	1,416,152	1,416,152

TOTAL INVESTMENTS - 99.9% (Identified Cost $49,307,634)		57,648,357
OTHER ASSETS, LESS LIABILITIES - 0.1%		69,673
NET ASSETS - 100%		$57,718,030

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Statement of Assets and Liabilities

October 31, 2023

ASSETS:

Investments, at value (identified cost $49,307,634) (Note 2)	$57,648,357
Receivable for fund shares sold	149,319
Dividends receivable	15,566

TOTAL ASSETS	57,813,242

LIABILITIES:

Accrued management fees[1]	19,594
Accrued shareholder services fees (Class S)[1]	12,463
Accrued fund accounting and administration fees[1]	7,944
Accrued transfer agent fees[1]	4,843
Accrued Chief Compliance Officer service fees[1]	3,023
Directors' fees payable[1]	1,632
Professional fees payable	34,221
Printing fees payable	6,451
Payable for fund shares repurchased	2,613
Other payables and accrued expenses	2,428

TOTAL LIABILITIES	95,212

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$57,718,030

NET ASSETS CONSIST OF:

Capital stock	$45,942
Additional paid-in-capital	47,422,835
Total distributable earnings (loss)	10,249,253

TOTAL NET ASSETS	$57,718,030

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($57,709,962/4,593,404 shares)	$12.56

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($8,068/817 shares)	$9.88

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Statement of Operations

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Dividends	$760,467

EXPENSES:

Management fees (Note 3)	471,476
Shareholder services fees (Class S) (Note 3)	157,139
Fund accounting and administration fees (Note 3)	47,774
Directors’ fees (Note 3)	10,174
Chief Compliance Officer service fees (Note 3)	8,424
Professional fees	56,768
Registration and filing fees	50,434
Custodian fees	3,297
Miscellaneous	51,196

Total Expenses	856,682
Less reduction of expenses (Note 3)	(196,695)

Net Expenses	659,987

NET INVESTMENT INCOME	100,480

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,053,638

Net change in unrealized appreciation (depreciation) on investments	2,837,428

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,891,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,991,546

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$100,480	$(86,295)
Net realized gain (loss) on investments	2,053,638	8,384,342
Net change in unrealized appreciation (depreciation) on investments	2,837,428	(22,147,696)

Net increase (decrease) from operations	4,991,546	(13,849,649)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(7,373,008)	(11,317,418)
Class W	(2,500)	(68,974)

Total distributions to shareholders	(7,375,508)	(11,386,392)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(2,753,431)	8,924,566

Net increase (decrease) in net assets	(5,137,393)	(16,311,475)

NET ASSETS:

Beginning of year	62,855,423	79,166,898

End of year	$57,718,030	$62,855,423

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22		10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.13	$18.71		$14.32	$13.89	$14.28
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.02)		(0.02)	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.96	(2.85)		5.67	1.81	1.86
Total from investment operations	0.98	(2.87)		5.65	1.82	1.88
Less distributions to shareholders:
From net investment income	—	—		(0.00)[2]	(0.03)	(0.01)
From net realized gain on investments	(1.55)	(2.71)		(1.26)	(1.36)	(2.26)
Total distributions to shareholders	(1.55)	(2.71)		(1.26)	(1.39)	(2.27)

Net asset value - End of year	$12.56	$13.13		$18.71	$14.32	$13.89
Net assets - End of year (000’s omitted)	$57,710	$62,848		$78,687	$59,789	$63,701
Total return[3]	7.84%	(17.78%	)[4]	41.71%	14.00% [5]	16.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%		1.05%	1.05%	1.05%
Net investment income (loss)	0.16%	(0.13%	)	(0.15% )	0.04%	0.12%
Series portfolio turnover	35%	44%		35%	49%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.31%	0.26%		0.24%	0.26%	0.24%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (17.84%).

5Includes litigation proceeds. Excluding this amount, the total return would have been 13.76%.

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Financial Highlights - Class W

	FOR THE YEAR ENDED					FOR THE
	10/31/23	10/31/22		10/31/21	10/31/20	PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.39	$18.87		$14.42	$13.98	$12.53
Income (loss) from investment operations:
Net investment income[2]	0.12	0.13		0.14	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.89	(2.90)		5.72	1.82	1.36
Total from investment operations	1.01	(2.77)		5.86	1.96	1.45
Less distributions to shareholders:
From net investment income	(2.97)	—		(0.15)	(0.16)	—
From net realized gain on investments	(1.55)	(2.71)		(1.26)	(1.36)	—
Total distributions to shareholders	(4.52)	(2.71)		(1.41)	(1.52)	—

Net asset value - End of period	$9.88	$13.39		$18.87	$14.42	$13.98
Net assets - End of period (000’s omitted)	$8	$7		$480	$358	$369
Total return[3]	8.98%	(17.00%	)[4]	43.17%	15.15% [5]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%		0.05%	0.05%	0.05%	[6]
Net investment income	1.16%	0.83%		0.85%	1.03%	1.04%	[6]
Series portfolio turnover	35%	44%		35%	49%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	1.06%	1.01%		0.99%	1.01%	1.00%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes litigation proceeds. Excluding this amount, the total return would have been (17.06%).

5Includes litigation proceeds. Excluding this amount, the total return would have been 14.99%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Notes to Financial Statements (unaudited)

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was

13

Equity Series

Notes to Financial Statements (unaudited) (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$5,696,740	$5,696,740	$—	$—
Consumer Discretionary	3,515,585	3,515,585	—	—
Consumer Staples	3,819,091	3,819,091	—	—
Financials	12,363,391	12,363,391	—	—
Health Care	8,818,875	8,818,875	—	—
Industrials	6,887,744	6,887,744	—	—
Information Technology	11,219,046	11,219,046	—	—
Materials	1,317,870	1,317,870	—	—
Real Estate	1,845,412	1,845,412	—	—
Utilities	748,451	748,451	—	—
Short-Term Investment	1,416,152	1,416,152	—	—
Total assets	$57,648,357	$57,648,357	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2022 or October 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

14

Equity Series

Notes to Financial Statements (unaudited) (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2020 through October 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with

15

Equity Series

Notes to Financial Statements (unaudited) (continued)

3.	Transactions with Affiliates (continued)

necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $61 in management fees for Class W shares for the year ended October 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $196,609 and $25 for Class S and Class W shares, respectively, for year ended October 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2024	2025	2026	TOTAL
Class S	$173,456	$181,893	$196,609	$551,958
Class W	1,047	766	25	1,838

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor

16

Equity Series

Notes to Financial Statements (unaudited) (continued)

3.	Transactions with Affiliates (continued)

has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended on October 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $21,127,065 and $28,888,380, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	192,604	$2,467,634	760,456	$11,008,143
Reinvested	596,634	7,255,070	694,995	10,987,877
Repurchased	(982,694)	(12,478,635)	(873,224)	(12,728,327)
Total	(193,456)	$(2,755,931)	582,227	$9,267,693

CLASS W	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	264	2,500	4,314	68,974
Repurchased	—	—	(29,182)	(412,101)
Total	264	$2,500	(24,868)	$(343,127)

At October 31, 2023, the Advisor and its affiliates owned 14.9% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended on October 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2023.

17

Equity Series

Notes to Financial Statements (unaudited) (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2023, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $114,570 and decrease Total Distributable Earnings by $114,570. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
Ordinary income	$—	$3,470,329
Long-term capital gains	7,375,508	7,916,063

At October 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$49,312,280
Unrealized appreciation	10,849,020
Unrealized depreciation	(2,512,943)
Net unrealized appreciation	$8,336,077
Undistributed ordinary income	$13,126
Undistributed long-term capital gains	$1,900,048

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
December 21, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $2,156,320 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2023.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/ American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

21

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.
Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

23

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End
2. Fund Holdings - Quarter-End
3. Shareholder Report - Annual
4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/23-AR

26

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 has proven to be surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. The most historically significant development in markets is that bonds, in aggregate, have done poorly so far, for the third year in a row, reflecting interest rates that have remained high. By way of example, the 10-Year U.S. Treasury bond, has never declined three years in a row since 1787. Equities, particularly in the U.S., have risen, though a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally, a remarkably concentrated situation.

The future is unknown and prone to surprises, however, we have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders' goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century – remain at our core and will support us as this cycle plays out.

This year, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a meaningful and strategic decision to position Manning & Napier stronger for the future and to help us continue to evolve in ways that benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Economic strength has been more resilient this year than many would have predicted, though various indicators continue to point toward less stability under the surface. International markets posted double digit gains for the twelve-month period ending October 31, 2023. Looking closer, large-cap stocks outperformed small- and mid-cap stocks, while value outperformed growth from a style perspective.

The Overseas Series Class S delivered positive returns but underperformed its benchmark, the MSCI ACWI ex USA Index, returning 10.5% vs. 12.1%.

Underperformance was largely attributable to an overweight allocation to Consumer Staples, as well as selection within Industrials and Financials. Within Industrials, Rentokil, the leading provider of pest control services globally, detracted from returns as investors are concerned about the slowdown in organic growth in the core North American pest control business. Within Financials, Adyen, a merchant acquirer focused on e-commerce transaction processing for large enterprises, challenged returns after reporting earnings for the first half of 2023 in August. Upon releasing earnings, the market learned that Adyen’s growth had slowed considerably, as some clients increasingly chose lower-priced competitors. While there is a chance that this slowdown is temporary, our (and the market’s) fear is that Adyen’s product superiority relative to competitors has narrowed thus weakening the Profile strategy fit. As such, we decided to exit the position. Additionally, an allocation to cash weighed on returns as equity markets notably outperformed.

In contrast, exposure to European defense contractor BAE Systems was among the largest contributors to returns over the period. In general, BAE has benefitted from rising geopolitical tensions (e.g., the war in Ukraine and conflict in the Middle East) as we’ve seen European nations increase their defense budgets, which have typically been much lower percentages of GDP compared to the US, in response to these events. Additionally, Admiral Group, the UK’s largest private car insurer, was a notable contributor as they’ve benefited from rising prices for auto insurance in the UK. Furthermore, they delivered strong growth in premiums in the first half of the year as they aggressively raised prices to offset rising claims costs.

Despite recent gains in equity markets, the majority of the data points observed across our investment teams continue to suggest caution is warranted. As such, we believe that this backdrop heightens the importance of risk management and an overall defensive posture in the portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Overseas Series - Class S2,3	10.53%	5.32%	2.45%
Overseas Series - Class I2	10.86%	5.64%	2.75%
Overseas Series - Class W2,4	11.62%	6.33%	3.09%
Overseas Series - Class Z2,5	10.97%	5.74%	2.81%
MSCI ACWI ex USA Index[6]	12.07%	3.46%	2.54%

The following graph compares the value of a $1,000,000 investment in the Overseas Series - Class I for the ten years ended October 31, 2023 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.05% for Class S, 0.75% for Class I, 0.05% for Class W and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S, 0.79% for Class I, 0.72% for Class W and 0.72% for Class Z for the year ended October 31, 2023.

3For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/23	10/31/23	5/1/23 - 10/31/23	RATIO
Class S
Actual	$1,000.00	$899.30	$5.03	1.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000.00	$900.50	$3.59	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class W
Actual	$1,000.00	$903.40	$0.24	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$900.70	$3.11	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2023

(unaudited)

Country Allocation[1,2]
1As a percentage of net assets. [2]Allocations are based on country of risk.

Sector Allocation[3]
3As a percentage of net assets.

5

Overseas Series

Investment Portfolio - October 31, 2023

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 95.0%

Communication Services - 6.9%
Diversified Telecommunication Services - 1.0%
Cellnex Telecom S.A. - ADR (Spain)	399,688	$5,835,445
Interactive Media & Services - 5.9%
Auto Trader Group plc (United Kingdom)[1]	2,196,809	16,617,220
Tencent Holdings Ltd. (China)	443,900	16,428,187
		33,045,407
Total Communication Services		38,880,852
Consumer Discretionary - 7.0%
Broadline Retail - 3.6%
Dollarama, Inc. (Canada)	96,277	6,574,676
MercadoLibre, Inc. (Brazil)*	10,884	13,504,214
		20,078,890
Household Durables - 2.1%
Sony Group Corp. (Japan)	145,700	12,113,336
Textiles, Apparel & Luxury Goods - 1.3%
lululemon athletica, Inc. (United States)*	18,874	7,426,541
Total Consumer Discretionary		39,618,767
Consumer Staples - 16.6%
Beverages - 4.9%
Diageo plc (United Kingdom)	325,196	12,297,620
Heineken N.V. (Netherlands)	172,974	15,540,580
		27,838,200
Food Products - 3.8%
Nestle S.A. (United States)	198,033	21,355,637
Household Products - 1.1%
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	3,382,000	6,197,864
Personal Care Products - 6.8%
Beiersdorf AG (Germany)	118,566	15,593,807
L'Oreal S.A. (France)	7,409	3,114,230
Unilever plc - ADR (United Kingdom)	412,096	19,512,746
		38,220,783
Total Consumer Staples		93,612,484
Financials - 17.6%
Banks - 4.9%
FinecoBank Banca Fineco S.p.A. (Italy)	1,122,170	13,237,842
HDFC Bank Ltd. - ADR (India)	250,849	14,185,511
		27,423,353
Capital Markets - 5.8%
Avanza Bank Holding AB (Sweden)	580,320	9,810,255
Deutsche Boerse AG (Germany)	101,243	16,664,239
Intermediate Capital Group plc (United Kingdom)	389,938	6,208,204
		32,682,698
Insurance - 6.9%
Admiral Group plc (United Kingdom)	796,587	23,668,795

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
RenaissanceRe Holdings Ltd. (Bermuda)	70,913	$15,571,786
		39,240,581
Total Financials		99,346,632
Health Care - 13.2%
Health Care Equipment & Supplies - 6.1%
Alcon, Inc. (Switzerland)	188,727	13,460,010
Medtronic plc (United States)	298,436	21,057,644
		34,517,654
Life Sciences Tools & Services - 1.1%
Lonza Group AG (Switzerland)	16,578	5,805,682
Pharmaceuticals - 6.0%
AstraZeneca plc - ADR (United Kingdom)	213,220	13,481,900
Novartis AG - ADR (Switzerland)	215,898	20,203,735
		33,685,635
Total Health Care		74,008,971
Industrials - 16.8%
Aerospace & Defense - 6.4%
Airbus SE (France)	92,179	12,359,012
BAE Systems plc (United Kingdom)	1,741,940	23,422,791
		35,781,803
Commercial Services & Supplies - 4.0%
Cleanaway Waste Management Ltd. (Australia)	7,543,825	10,746,534
Rentokil Initial plc (United Kingdom)	2,326,695	11,848,674
		22,595,208
Ground Transportation - 1.9%
Canadian National Railway Co. (Canada)	102,071	10,797,071
Machinery - 1.5%
Techtronic Industries Co. Ltd. (Hong Kong)	945,500	8,631,966
Trading Companies & Distributors - 1.5%
IMCD N.V. (Netherlands)	70,291	8,462,724
Transportation Infrastructure - 1.5%
Auckland International Airport Ltd. (New Zealand)	1,913,764	8,183,798
Total Industrials		94,452,570
Information Technology - 14.7%
Electronic Equipment, Instruments & Components - 2.9%
Halma plc (United Kingdom)	335,644	7,548,089
Keyence Corp. (Japan)	23,400	9,058,578
		16,606,667
IT Services - 3.3%
Endava plc - ADR (United Kingdom)*	117,605	5,899,067
Globant S.A. (United States)*	37,949	6,462,335

The accompanying notes are an integral part of the financial statements.

 6

Overseas Series

Investment Portfolio - October 31, 2023

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Keywords Studios plc (Ireland)	395,109	$6,273,923
		18,635,325
Semiconductors & Semiconductor Equipment - 3.3%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	212,580	18,347,780
Software - 1.6%
Atlassian Corp. - Class A (United States)*	48,898	8,832,935
Technology Hardware, Storage & Peripherals - 3.6%
Samsung Electronics Co. Ltd. (South Korea)	403,502	20,084,263
Total Information Technology		82,506,970

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials - 2.2%
Chemicals - 2.2%
Air Liquide S.A. (France)	71,680	$12,282,529

TOTAL COMMON STOCKS (Identified Cost $563,785,617)		534,709,775

SHORT-TERM INVESTMENT - 4.7%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[2]
(Identified Cost $26,690,927)	26,690,927	26,690,927

TOTAL INVESTMENTS - 99.7% (Identified Cost $590,476,544)		561,400,702
OTHER ASSETS, LESS LIABILITIES - 0.3%		1,904,335
NET ASSETS - 100%		$563,305,037

ADR - American Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $16,617,220, which represented 2.9% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2023.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 24.9% and United States - 11.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 7

Overseas Series

Statement of Assets and Liabilities

October 31, 2023

ASSETS:

Investments, at value (identified cost $590,476,544) (Note 2)	$561,400,702
Foreign currency, at value (identified cost $98)	98
Foreign tax reclaims receivable	1,604,610
Dividends receivable	511,193
Receivable for fund shares sold	271,794

TOTAL ASSETS	563,788,397

LIABILITIES:

Due to custodian	887
Accrued sub-transfer agent fees[1]	124,869
Accrued management fees[1]	100,159
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	31,726
Accrued fund accounting and administration fees[1]	19,861
Directors' fees payable[1]	15,584
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for fund shares repurchased	82,739
Professional fees payable	50,599
Other payables and accrued expenses	53,913

TOTAL LIABILITIES	483,360

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$563,305,037

NET ASSETS CONSIST OF:

Capital stock	$204,564
Additional paid-in-capital	1,000,062,523
Total distributable earnings (loss)	(436,962,050)

TOTAL NET ASSETS	$563,305,037

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($146,350,955/5,338,154 shares)	$27.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($66,755,540/2,434,748 shares)	$27.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($238,576,953/8,620,741 shares)	$27.67

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($111,621,589/4,062,747 shares)	$27.47

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Statement of Operations

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,131,139)	$12,275,129

EXPENSES:

Management fees (Note 3)	3,637,281
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	404,311
Sub-transfer agent fees (Note 3)	329,397
Fund accounting and administration fees (Note 3)	114,971
Directors’ fees (Note 3)	94,146
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	76,468
Miscellaneous	413,164

Total Expenses	5,078,162
Less reduction of expenses (Note 3)	(1,976,843)

Net Expenses	3,101,319

NET INVESTMENT INCOME	9,173,810

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(26,712,674)
Foreign currency and translation of other assets and liabilities	(29,981)

(26,742,655)

Net change in unrealized appreciation (depreciation) on-
Investments.	78,987,851
Foreign currency and translation of other assets and liabilities	176,734

79,164,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	52,421,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,595,740

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,173,810	$9,110,861
Net realized gain (loss) on investments and foreign currency	(26,742,655)	5,724,448
Net change in unrealized appreciation (depreciation) on investments and foreign currency	79,164,585	(266,504,455)
Net increase (decrease) from operations	61,595,740	(251,669,146)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class S	(736,549)	(3,088,719)
Class I	(660,025)	(2,089,931)
Class W	(3,759,651)	(7,823,713)
Class Z	(770,341)	(2,171,060)
Total distributions to shareholders	(5,926,566)	(15,173,423)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(36,233,953)	19,439,169

Net increase (decrease) in net assets	19,435,221	(247,403,400)

NET ASSETS:

Beginning of year	543,869,816	791,273,216

End of year	$563,305,037	$543,869,816

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.91	$37.19	$27.36	$24.14	$22.17
Income (loss) from investment operations:
Net investment income[1]	0.28	0.26	0.18	0.19	0.35
Net realized and unrealized gain (loss) on investments	2.36	(12.02)	9.83	3.342	1.81
Total from investment operations	2.64	(11.76)	10.01	3.53	2.16
Less distributions to shareholders:
From net investment income	(0.13)	(0.52)	(0.18)	(0.31)	(0.19)
Net asset value - End of year	$27.42	$24.91	$37.19	$27.36	$24.14
Net assets - End of year (000’s omitted)	$146,351	$147,439	$222,471	$190,201	$272,760
Total return[3]	10.58%	(32.00%)[4]	36.72%	14.70%[2]	9.88%
Ratios (to average net assets)/Supplemental Data: Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.97%	0.87%	0.53%	0.77%	1.55%
Series portfolio turnover	49%	40%	47%	66%	43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.08%	0.04%	0.03%	0.06%	0.04%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.32%).

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22		10/31/21		10/31/20		10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.92	$37.24		$27.39		$24.22		$22.18
Income (loss) from investment operations:
Net investment income[1]	0.37	0.35		0.28		0.27		0.42
Net realized and unrealized gain (loss) on investments	2.35	(12.02)		9.85		3.34	[2]	1.81
Total from investment operations	2.72	(11.67)		10.13		3.61		2.23
Less distributions to shareholders:
From net investment income	(0.22)	(0.65)		(0.28)		(0.44)		(0.19)
Net asset value - End of year	$27.42	$24.92		$37.24		$27.39		$24.22
Net assets - End of year (000’s omitted)	$66,756	$85,187		$117,732		$52,357		$74,325
Total return[3]	10.90%	(31.79%	)[4]	37.16%		15.02%	[2]	10.18%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	[5]	0.75%	[5]	0.75%		0.75%
Net investment income	1.27%	1.16%		0.81%		1.10%		1.86%
Series portfolio turnover	49%	40%		47%		66%		43%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.02%		N/A		0.04%		0.05%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.10%).

5Includes recoupment of past waived and/or reimbursed fees with no impact to the expense ratio.

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class W

	FOR THE YEAR ENDED						FOR THE
							PERIOD
							3/1/19[1] TO
	10/31/23	10/31/22		10/31/21	10/31/20		10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$25.15	$37.57		$27.59	$24.31		$22.95
Income (loss) from investment operations:
Net investment income[2]	0.57	0.57		0.53	0.45		0.35
Net realized and unrealized gain (loss) on investments	2.36	(12.10)		9.91	3.36	[3]	1.01
Total from investment operations	2.93	(11.53)		10.44	3.81		1.36
Less distributions to shareholders:
From net investment income	(0.41)	(0.89)		(0.46)	(0.53)		—
Net asset value - End of period	$27.67	$25.15		$37.57	$27.59		$24.31
Net assets - End of period (000’s omitted)	$238,577	$230,788		$331,922	$267,777		$107,192
Total return[4]	11.66%	(31.31%	)[5]	38.13%	15.80%	[3]	5.93%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%		0.05%	0.05%		0.05%	[6]
Net investment income	1.98%	1.87%		1.51%	1.78%		2.23%	[6]
Series portfolio turnover	49%	40%		47%	66%		43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.67%	0.65%		0.64%	0.66%		0.67%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been (31.61%).

6Annualized.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	10/31/23	10/31/22		10/31/21	10/31/20		10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.96	$37.29		$27.41	$24.24		$22.19
Income (loss) from investment operations:
Net investment income[1]	0.40	0.38		0.33	0.29		0.44
Net realized and unrealized gain (loss) on investments	2.35	(12.04)		9.85	3.34	[2]	1.82
Total from investment operations	2.75	(11.66)		10.18	3.63		2.26
Less distributions to shareholders:
From net investment income	(0.24)	(0.67)		(0.30)	(0.46)		(0.21)
Net asset value - End of year	$27.47	$24.96		$37.29	$27.41		$24.24
Net assets - End of year (000’s omitted)	$111,622	$80,456		$119,148	$72,614		$50,566
Total return[3]	11.01%	(31.75%	)[4]	37.31%	15.11%	[2]	10.36%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%		0.65%	0.65%		0.65%
Net investment income	1.37%	1.27%		0.94%	1.14%		1.95%
Series portfolio turnover	49%	40%		47%	66%		43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.05%		0.04%	0.06%		0.07%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.05%).

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

(unaudited)

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

15

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$38,880,852	$5,835,445	$33,045,407	$—
Consumer Discretionary	39,618,767	27,505,431	12,113,336	—
Consumer Staples	93,612,484	25,710,610	67,901,874	—
Financials	99,346,632	29,757,297	69,589,335	—
Health Care	74,008,971	68,203,289	5,805,682	—
Industrials	94,452,570	18,980,869	75,471,701	—
Information Technology	82,506,970	39,542,117	42,964,853	—
Materials	12,282,529	—	12,282,529	—
Short-Term Investment	26,690,927	26,690,927	—	—
Total assets	$561,400,702	$242,225,985	$319,174,717	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2022 or October 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

16

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2020 through October 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

17

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit(a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,567,935 in management fees for Class W shares for the year ended October 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses

18

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

3.	Transactions with Affiliates and Other Agreements (continued)

of $132,790, $33,490, $173,894, and $68,734 for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2024	2025	2026	TOTAL
Class S	$75,098	$80,651	$132,790	$288,539
Class I	—	21,856	33,490	55,346
Class W	136,130	147,958	173,894	457,982
Class Z	45,611	53,288	68,734	167,633

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $275,759,928 and $299,364,879, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	215,256	$6,331,528	559,575	$17,428,907
Reinvested	25,430	703,145	86,042	2,934,016
Repurchased	(821,653)	(23,698,803)	(708,497)	(21,449,012)
Total	(580,967)	$(16,664,130)	(62,880)	$(1,086,089)

19

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	211,314	$6,120,641	578,844	$16,639,975
Reinvested	22,569	622,453	58,053	1,975,529
Repurchased	(1,217,515)	(35,423,445)	(379,993)	(11,042,981)
Total	(983,632)	$(28,680,351)	256,904	$7,572,523

CLASS W	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	339,899	$9,848,876	659,293	$19,590,486
Reinvested	129,765	3,589,308	217,972	7,439,380
Repurchased	(1,025,172)	(29,938,550)	(535,599)	(15,975,416)
Total	(555,508)	$(16,500,366)	341,666	$11,054,450

CLASS Z	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	888,517	$27,001,528	100,226	$3,243,822
Reinvested	27,500	759,274	60,999	2,077,626
Repurchased	(76,058)	(2,149,908)	(134,013)	(3,423,163)
Total	839,959	$25,610,894	27,212	$1,898,285

At October 31, 2023, the Advisor and its affiliates owned 0.7% of the Series. Approximately 42% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended October 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2023.

20

Overseas Series

Notes to Financial Statements (continued)

(unaudited)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, corporate actions, and passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
Ordinary income	$5,926,566	$15,173,423

At October 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$591,978,456
Unrealized appreciation	40,229,180
Unrealized depreciation	(70,806,934)
Net unrealized depreciation	$(30,577,754)
Undistributed ordinary income	$8,895,859
Capital loss carryforward	$(415,232,074)

At October 31, 2023, the Series had net short-term capital loss carryforwards of $26,856,954 and net long-term capital loss carryforwards of $388,375,120, which may be carried forward indefinitely.

For the year ended October 31, 2023, the capital loss carryover utilized was $276,223.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

21

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 21, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $6,929,461 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $12,439,134 and foreign taxes paid of $1,002,895 for the year ended October 31, 2023.

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004– 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

24

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

25

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

26

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/23-AR
30

www.manning-napier.com

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 has proven to be surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. The most historically significant development in markets is that bonds, in aggregate, have done poorly so far, for the third year in a row, reflecting interest rates that have remained high. By way of example, the 10-Year U.S. Treasury bond, has never declined three years in a row since 1787. Equities, particularly in the U.S., have risen, though a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally, a remarkably concentrated situation.

The future is unknown and prone to surprises, however, we have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century – remain at our core and will support us as this cycle plays out.

This year, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a meaningful and strategic decision to position Manning & Napier stronger for the future and to help us continue to evolve in ways that benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Fund Commentary

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Economic strength has been more resilient this year than many would have predicted, though various indicators continue to point toward less stability under the surface. Broad global equity markets posted double digit gains for the twelve-month period ending October 31, 2023. However, large-cap stocks significantly outperformed small- and mid-cap stocks as did growth in comparison to value from a style perspective. In fact, the broad US equity market was propelled higher over the past year by just a handful of stocks, aptly named the “Magnificent 7.” These companies are Apple, Microsoft, Alphabet (Google), Amazon, NVIDIA, Tesla, and Meta (Facebook) and their share prices have increased significantly more than other benchmark constituents, on average over this past year. Given the rising interest rate environment, shorter-dated bonds held up better than the longer end.

Each of the Pro-Blend Series Class S shares delivered positive absolute returns over the period but, except for Conservative Term, underperformed their respective blended benchmarks.

Broad asset allocation decisions (i.e., an underweight to equities and overweight to fixed income) provided a headwind to relative returns as equities outperformed the fixed income markets over this period. Sector positioning, notably an underweight to Information Technology, the best performing sector, and an overweight to Consumer Staples, one of the worst performing sectors, weighed on relative returns. Alternatively, the specific equities owned in the portfolios aided relative returns but were not enough to offset the previously mentioned performance headwinds. Specifically, allocations to more growth-oriented companies such as Meta (Facebook), Amazon, ServiceNow were among the top contributors to the portfolios as growth notably outperformed value over the period.

Our position in global crop protection chemical company FMC Corporation was the largest detractor to returns as the company experienced an accelerated de-stocking of inventory by its customers, leading to lower growth in the near-term. We still maintain a position in the company and have high conviction in its long-term potential, especially at current valuation levels. In addition, Rentokil, the leading provider of pest control services globally, was also among the largest detractors from returns as investors are concerned about the slowdown in organic growth in the core North American pest control business.

The fixed income portion of the portfolios contributed to relative returns in part due to a shorter duration profile in a rising rate environment and strong security selection within credit.

Despite recent gains in equity markets, most of the economic data points observed across our investment teams continue to suggest caution is warranted. As such, we believe that this backdrop heightens the importance of risk management and an overall defensive posture in the portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series' respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2023 - Pro-Blend® Conservative Term Series

(unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2023
ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Conservative Term Series - Class S2	3.49%	3.21%	2.92%
Pro-Blend® Conservative Term Series - Class I2	3.73%	3.48%	3.15%
Pro-Blend® Conservative Term Series - Class R2,3	3.17%	2.99%	2.66%
Pro-Blend® Conservative Term Series - Class L2,3	2.71%	2.49%	2.14%
Pro-Blend® Conservative Term Series - Class W2,4	4.32%	3.97%	3.30%
Bloomberg U.S. Intermediate Aggregate Bond Index[5]	1.22%	0.28%	0.89%
Conservative Term Composite Benchmark[6]	2.92%	3.02%	3.33%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2023 to the Bloomberg U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 1.12% for Class R, 1.63% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.93% for Class S, 0.67% for Class I, 1.12% for Class R, 1.63% for Class L and 0.57% for Class W for the year ended October 31, 2023.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ("Bloomberg"), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2023 - Pro-Blend® Conservative Term Series

(unaudited)

6The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates ("Index Sponsors") and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/23	ENDING ACCOUNT VALUE 10/31/23	EXPENSES PAID DURING PERIOD* 5/1/23 - 10/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$964.00	$4.46	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$965.10	$3.22	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Class R
Actual	$1,000.00	$962.50	$5.64	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Class L
Actual	$1,000.00	$959.90	$8.15	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class W
Actual	$1,000.00	$968.10	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series - as of October 31, 2023 (unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[3]
Financials	5.1%
Communication Services	4.3%
Industrials	3.8%
Real Estate	3.2%
Consumer Staples	3.1%
Consumer Discretionary	2.9%
Information Technology	2.7%
Health Care	2.5%
Energy	1.9%
Utilities	1.6%
Materials	0.8%

[3]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[4]
Meta Platforms, Inc. - Class A	0.7%
Amazon.com, Inc.	0.7%
Alphabet, Inc. - Class A	0.6%
Mastercard, Inc. - Class A	0.6%
The Coca-Cola Co.	0.6%

4As a percentage of total investments.
Top Five Bond Holdings[5]
U.S. Treasury Note, 3.125%, 11/15/2028	5.5%
U.S. Treasury Note, 2%, 11/15/2026	4.9%
U.S. Treasury Note, 1.75%, 11/15/2029	4.9%
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	4.2%
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	3.5%

5As a percentage of total investments.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 15.8%

Communication Services - 2.0%
Diversified Telecommunication Services - 0.1%
Cellnex Telecom S.A. - ADR (Spain)	3,869	$56,487
Cellnex Telecom S.A. (Spain)[2]	2,935	86,278
Helios Towers plc (Tanzania)*	29,827	21,951
		164,716
Entertainment - 0.5%
Electronic Arts, Inc.	13,863	1,716,101
Interactive Media & Services - 1.4%
Alphabet, Inc. - Class A*	17,470	2,167,677
Auto Trader Group plc (United Kingdom)[2]	14,742	111,512
Meta Platforms, Inc. - Class A*	8,121	2,446,614
Tencent Holdings Ltd. (China)	3,200	118,428
		4,844,231
Total Communication Services		6,725,048
Consumer Discretionary - 1.0%
Broadline Retail - 0.8%
Amazon.com, Inc.*	18,221	2,425,033
Dollarama, Inc. (Canada)	601	41,041
MercadoLibre, Inc. (Brazil)*	66	81,889
		2,547,963
Hotels, Restaurants & Leisure - 0.0%##
Marriott Vacations Worldwide Corp.	279	25,071
Monarch Casino & Resort, Inc.	768	46,226
		71,297
Household Durables - 0.0%##
Sony Group Corp. (Japan)	1,000	83,139
Textiles, Apparel & Luxury Goods - 0.2%
lululemon athletica, Inc. *	139	54,694
NIKE, Inc. - Class B	5,585	573,970
		628,664
Total Consumer Discretionary		3,331,063
Consumer Staples - 2.2%
Beverages - 1.0%
The Coca-Cola Co.	34,139	1,928,512
Diageo plc (United Kingdom)	2,723	102,973
Heineken N.V. - ADR (Netherlands)	31,501	1,417,545
Heineken N.V. (Netherlands)	1,448	130,094
		3,579,124
Food Products - 0.7%
Mondelez International, Inc. - Class A	9,574	633,894
Nestle S.A. - ADR	14,168	1,526,744
Nestle S.A	1,478	159,386
		2,320,024
Household Products - 0.0%##
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	28,600	52,412
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Care Products - 0.5%
Beiersdorf AG (Germany)	813	$106,926
L'Oreal S.A. (France)	50	21,016
Unilever plc - ADR (United Kingdom)	32,493	1,538,544
		1,666,486
Total Consumer Staples		7,618,046
Financials - 2.5%
Banks - 0.0%##
FinecoBank Banca Fineco S.p.A. (Italy)	7,367	86,906
HDFC Bank Ltd. - ADR (India)	1,946	110,046
		196,952
Capital Markets - 1.1%
Avanza Bank Holding AB (Sweden)	3,230	54,603
Cboe Global Markets, Inc.	4,397	720,624
Deutsche Boerse AG - ADR (Germany)	36,297	594,545
Deutsche Boerse AG (Germany)	780	128,385
Intercontinental Exchange, Inc.	6,336	680,740
Intermediate Capital Group plc (United Kingdom)	2,486	39,580
Moody's Corp.	3,465	1,067,220
S&P Global, Inc.	1,139	397,864
		3,683,561
Financial Services - 1.1%
Mastercard, Inc. - Class A	5,694	2,142,937
Visa, Inc. - Class A	6,793	1,597,034
		3,739,971
Insurance - 0.3%
Admiral Group plc - ADR (United Kingdom)	21,825	645,802
Admiral Group plc (United Kingdom)	4,635	137,719
RenaissanceRe Holdings Ltd. (Bermuda)	458	100,572
		884,093
Total Financials		8,504,577
Health Care - 2.5%
Biotechnology - 0.5%
BioMarin Pharmaceutical, Inc.*	11,118	905,561
Vertex Pharmaceuticals, Inc.*	2,362	855,304
		1,760,865
Health Care Equipment & Supplies - 1.0%
Alcon, Inc. (Switzerland)	9,575	682,889
IDEXX Laboratories, Inc.*	2,146	857,263
Intuitive Surgical, Inc.*	2,338	613,070
Medtronic plc	17,913	1,263,941
		3,417,163
Life Sciences Tools & Services - 0.2%
Lonza Group AG (Switzerland)	139	48,678

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	1,246	$554,184
		602,862
Pharmaceuticals - 0.8%
AstraZeneca plc - ADR (United Kingdom)	1,556	98,386
Johnson & Johnson	12,704	1,884,511
Novartis AG - ADR (Switzerland)	8,300	776,714
Sandoz Group AG - ADR (Switzerland)*	1	26
		2,759,637
Total Health Care		8,540,527
Industrials - 2.4%
Aerospace & Defense - 1.0%
Airbus SE (France)	634	85,004
BAE Systems plc - ADR (United Kingdom)	13,558	738,776
BAE Systems plc (United Kingdom)	11,613	156,153
L3Harris Technologies, Inc.	9,230	1,655,954
Northrop Grumman Corp.	1,711	806,617
		3,442,504
Building Products - 0.4%
Masco Corp.	23,140	1,205,363
Commercial Services & Supplies - 0.4%
Cleanaway Waste Management Ltd. (Australia)	58,789	83,748
Copart, Inc.*	17,932	780,401
Rentokil Initial plc - ADR (United Kingdom)	17,431	446,059
Rentokil Initial plc (United Kingdom)	17,130	87,234
		1,397,442
Ground Transportation - 0.6%
Canadian National Railway Co. (Canada)	6,750	714,015
CSX Corp.	21,262	634,671
Union Pacific Corp.	2,924	607,051
		1,955,737
Machinery - 0.0%##
Techtronic Industries Co. Ltd. (Hong Kong)	6,500	59,342
Trading Companies & Distributors - 0.0%##
IMCD N.V. (Netherlands)	503	60,559
Transportation Infrastructure - 0.0%##
Auckland International Airport Ltd. (New Zealand)	13,292	56,840
Total Industrials		8,177,787
Information Technology - 1.8%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)	2,804	63,057
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components
(continued)
Keyence Corp. (Japan)	200	$77,424
		140,481
IT Services - 0.0%##
Endava plc - ADR (United Kingdom)*	694	34,811
Globant S.A. *	261	44,446
Keywords Studios plc (Ireland)	3,265	51,845
		131,102
Semiconductors & Semiconductor Equipment - 0.8%
Micron Technology, Inc.	24,393	1,631,160
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	12,879	1,111,586
		2,742,746
Software - 0.9%
Atlassian Corp. - Class A *	305	55,095
Microsoft Corp.	3,069	1,037,660
Salesforce, Inc.*	3,067	615,946
ServiceNow, Inc.*	2,379	1,384,221
		3,092,922
Total Information Technology		6,107,251
Materials - 0.4%
Chemicals - 0.4%
Air Liquide S.A. (France)	491	84,134
FMC Corp.	21,581	1,148,109
Total Materials		1,232,243
Real Estate - 0.8%
Health Care REITs - 0.1%
Community Healthcare Trust, Inc.	1,877	53,814
Physicians Realty Trust	3,254	35,338
Ventas, Inc.	1,553	65,940
Welltower, Inc.	1,162	97,155
		252,247
Industrial REITs - 0.2%
Americold Realty Trust, Inc.	4,010	105,142
LXP Industrial Trust	8,636	68,311
Prologis, Inc.	3,336	336,102
Rexford Industrial Realty, Inc.	1,581	68,362
STAG Industrial, Inc.	1,051	34,914
Terreno Realty Corp.	1,288	68,625
		681,456
Office REITs - 0.0%##
Equity Commonwealth	4,105	77,749
Residential REITs - 0.2%
American Homes 4 Rent - Class A	1,183	38,732
Apartment Income REIT Corp.	996	29,093
AvalonBay Communities, Inc.	614	101,764

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Residential REITs (continued)
Equity LifeStyle Properties, Inc.	1,673	$110,083
Essex Property Trust, Inc.	112	23,959
Flagship Communities REIT	3,151	46,320
Invitation Homes, Inc.	3,635	107,923
Mid-America Apartment Communities, Inc.	378	44,661
Sun Communities, Inc.	1,273	141,609
UDR, Inc.	1,505	47,874
		692,018
Retail REITs - 0.0%##
Agree Realty Corp.	1,900	106,286
Getty Realty Corp.	1,376	36,629
Realty Income Corp.	1,263	59,841
		202,756
Specialized REITs - 0.3%
American Tower Corp.	679	120,991
Equinix, Inc.	561	409,328
Extra Space Storage, Inc.	765	79,246
Public Storage	543	129,620
SBA Communications Corp.	765	159,602
		898,787
Total RealEstate		2,805,013
Utilities - 0.2%
Electric Utilities - 0.2%
Evergy, Inc.	14,964	735,331
TOTAL COMMON STOCKS
(Identified Cost $51,640,244)		53,776,886

PREFERRED STOCKS - 0.1%

Information Technology - 0.1%
Software - 0.1%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	8,963	58,080
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	10,500	63,735
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	8,219	140,134
TOTAL PREFERRED STOCKS
(Identified Cost $692,872)		261,949

CORPORATE BONDS - 16.0%

Non-Convertible Corporate Bonds- 16.0%
Communication Services - 2.3%
Entertainment - 0.6%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	2,380,000	2,106,992
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services - 1.7%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	6,410,000	$5,760,650

Total Communication Services		7,867,642

Consumer Discretionary - 1.9%
Broadline Retail - 1.9%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	1,020,000	783,984
(China), 4.00%, 12/6/2037	3,730,000	2,800,527
Amazon.com, Inc., 3.30%, 4/13/2027	3,110,000	2,914,892

Total Consumer Discretionary		6,499,403

Consumer Staples - 0.9%
Beverages - 0.9%
PepsiCo, Inc., 3.90%, 7/18/2032	3,370,000	2,991,215
Energy - 1.9%
Energy Equipment & Services - 0.2%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	350,000	349,147
Odfjell Rig III Ltd. (Norway), 9.25%, 5/31/2028	200,000	201,572
		550,719
Oil, Gas & Consumable Fuels - 1.7%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	446,696	404,814
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	2,110,000	2,048,367
Energy Transfer LP, 6.50%, 2/1/2042	3,760,000	3,486,823
		5,940,004
Total Energy		6,490,723

Financials - 2.6%
Banks - 2.3%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	2,720,000	2,089,356
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	2,490,000	2,191,009
JPMorgan Chase & Co., (3 mo. U.S
Secured Overnight Financing Rate +
3.790%), 4.493%, 3/24/2031[3]	3,920,000	3,541,217
		7,821,582
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	485,000	473,554

Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	230,000	202,015

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Financial Services (continued)
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $250,000)[4]	250,000	$223,004
		425,019
Total Financials		8,720,155

Industrials - 1.4%
Ground Transportation - 0.4%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,540,000	1,483,856
Passenger Airlines - 0.2%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	142,112	141,663
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	69,863	64,514
Series 2019-2, Class B, 3.50%, 5/1/2028	360,243	319,007
		525,184
Trading Companies & Distributors - 0.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,700,000	1,433,985
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,600,000	1,434,613
		2,868,598
Total Industrials		4,877,638

Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
QUALCOMM, Inc., 4.25%, 5/20/2032	3,110,000	2,812,905

Materials - 0.4%
Metals & Mining - 0.4%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,641,201	1,477,485
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-05/13/2020, cost $212,263)[4,5]	880,000	88

Total Materials		1,477,573

Real Estate - 2.4%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	460,000	411,900

Retail REITs - 1.4%
Simon Property Group LP, 2.65%, 2/1/2032	5,970,000	4,551,759
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Specialized REITs - 0.9%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $399,500)[4]	470,000	$442,792
SBA Tower Trust, 6.599%, 1/15/2028[2]	2,540,000	2,535,097
		2,977,889
Total Real Estate		7,941,548

Utilities - 1.4%
Electric Utilities - 0.5%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,470,000	1,457,878
Independent Power and Renewable Electricity Producers - 0.9%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	3,130,000	3,130,478

Total Utilities		4,588,356

TOTAL CORPORATE BONDS
(Identified Cost $62,360,791)		54,267,158

U.S. TREASURY SECURITIES - 31.9%

U.S. Treasury Bonds - 3.4%
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027
(Identified Cost $11,844,096)	11,878,233	11,762,493

U.S. Treasury Notes - 28.5%
U.S. Treasury Inflation Indexed Note,
0.50%, 4/15/2024	14,613,069	14,372,791
U.S. Treasury Note
2.25%, 11/15/2025	9,486,000	8,971,681
2.00%, 11/15/2026	18,232,000	16,756,347
2.25%, 11/15/2027	8,714,000	7,886,170
3.125%, 11/15/2028	20,244,000	18,678,253
1.75%, 11/15/2029	19,884,000	16,711,881
0.875%, 11/15/2030	11,003,000	8,424,172
4.125%, 11/15/2032	5,347,000	5,049,573

Total U.S. Treasury Notes
(Identified Cost $100,301,018)		96,850,868
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $112,145,114)		108,613,361

ASSET-BACKED SECURITIES - 6.5%

ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,550,000	1,442,172
CF Hippolyta Issuer LLC, Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,698,356	2,381,795
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	735,804	638,208

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

DataBank Issuer
Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	1,630,000	$1,402,589
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,500,000	1,363,115
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,600,000	2,250,517
Libra Solutions LLC
Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	771,816	769,978
Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	833,629	829,469
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	333,965	333,533
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	133,238	128,698
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,750,000	2,597,484
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,500,000	2,451,295
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	1,738,735	1,658,684
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,323,422	1,307,450
SLM Student Loan Trust, Series 2005-7, Class A4, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.412%), 5.746%, 10/25/2029[6]	13,712	13,670
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[2]	2,088,352	1,869,013
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,7]	89,728	88,636
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,7]	78,909	78,136
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.439%, 10/25/2048[2,6]	475,192	474,590

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $23,647,353)		22,079,032

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.4%

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	69,769	63,793
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	296,380	238,904
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	163,367	131,916
Fannie Mae REMICS
Series 2018-13, Class PA, 3.00%, 3/25/2048	1,690,161	1,371,819
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae REMICS (continued)
Series 2018-31, Class KP, 3.50%, 7/25/2047	43,272	$41,694
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,125,044	884,684
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,879,091	1,499,815
GS Mortgage-Backed Securities Trust Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,440,165	1,290,473
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	1,193,815	979,941
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	1,202,463	985,768
Series 2022-PJ1, Class A8, 2.50%, 5/28/2052[2,7]	1,861,614	1,522,076
Imperial Fund Mortgage Trust
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	1,321,798	1,013,300
Series 2022-NQM1, Class A1, 2.493%, 2/25/2067[2,7]	2,454,884	2,067,162
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	208,156	193,739
Series 2017-3, Class 1A3, 3.50%, 8/25/2047[2,7]	30,373	26,036
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,7]	71,581	62,249
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	306,533	272,542
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	301,919	272,777
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	440,362	396,255
NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[2]	1,504,681	1,325,773
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,7]	2,191,813	1,681,850
PCG LLC, Series 2023-1, Class NOTE, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.324%, 7/25/2029 (Acquired 07/24/2023, cost $4,297,189)[4,6]	4,297,189	4,296,546
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	604,946	529,662
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]	1,485,755	1,197,127
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]	2,360,770	1,728,820
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	148,575	120,320
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	1,175,379	1,000,037

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust (continued)
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]		173,677	$148,783
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]		207,822	177,190
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,7]		64,182	55,019
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.50%, 11/15/2027[2,6]		2,117,054	1,497,858
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]		1,555,559	1,418,301
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		93,649	80,261
TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $34,027,004)			28,572,490

FOREIGN GOVERNMENT BONDS - 0.2%

Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	908,000	43,878
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		600,000	579,794

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $669,528)			623,672

MUNICIPAL BONDS - 1.4%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		2,660,000	1,805,292
South Carolina Public Service Authority, Series B, Revenue Bond, 1.852%, 12/1/2026		3,460,000	3,067,236
TOTAL MUNICIPAL BONDS
(Identified Cost $6,215,025)			4,872,528

U.S. GOVERNMENT AGENCIES - 17.6%

Mortgage-Backed Securities - 17.6%
Fannie Mae
Pool #AA1563, UMBS, 4.50%, 2/1/2024		393	391
Pool #AC1557, UMBS, 4.50%, 9/1/2024		2,226	2,200
Pool #AD0462, UMBS, 5.50%, 10/1/2024		579	575
Pool #MA1834, UMBS, 4.50%, 2/1/2034		237,601	227,968
Pool #MA1903, UMBS, 4.50%, 5/1/2034		214,841	206,130
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #886904, UMBS, 6.50%, 9/1/2036	32,689	$33,825
Pool #933521, UMBS, 5.00%, 1/1/2038	5,602	5,435
Pool #889260, UMBS, 5.00%, 4/1/2038	6,575	6,379
Pool #889576, UMBS, 6.00%, 4/1/2038	155,462	158,302
Pool #975840, UMBS, 5.00%, 5/1/2038	24,071	23,266
Pool #995196, UMBS, 6.00%, 7/1/2038	195,949	199,271
Pool #986458, UMBS, 6.00%, 8/1/2038	3,808	3,877
Pool #987831, UMBS, 6.00%, 9/1/2038	8,528	8,683
Pool #990897, UMBS, 6.00%, 9/1/2038	16,986	17,293
Pool #AD0220, UMBS, 6.00%, 10/1/2038	27,522	27,988
Pool #257497, UMBS, 6.00%, 12/1/2038	6,496	6,613
Pool #971022, UMBS, 5.00%, 1/1/2039	11,592	11,203
Pool #AA1810, UMBS, 5.00%, 1/1/2039	32,528	31,437
Pool #983686, UMBS, 5.00%, 2/1/2039	13,440	12,990
Pool #AE0604, UMBS, 6.00%, 7/1/2039	181,216	184,288
Pool #AA6788, UMBS, 6.00%, 8/1/2039	109,373	111,362
Pool #AC0463, UMBS, 5.00%, 11/1/2039	13,701	13,180
Pool #AC5111, UMBS, 5.00%, 11/1/2039	26,485	25,479
Pool #MA0258, UMBS, 4.50%, 12/1/2039	297,446	278,976
Pool #MA0259, UMBS, 5.00%, 12/1/2039	16,710	16,075
Pool #AC8573, UMBS, 5.00%, 1/1/2040	22,571	21,713
Pool #AL1595, UMBS, 6.00%, 1/1/2040	198,748	202,379
Pool #AE0061, UMBS, 6.00%, 2/1/2040	78,705	80,127
Pool #AL0152, UMBS, 6.00%, 6/1/2040	310,997	316,678
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,362,820	1,957,728
Pool #AI5172, UMBS, 4.00%, 8/1/2041	156,954	141,631
Pool #AL1410, UMBS, 4.50%, 12/1/2041	339,414	315,313

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AB4300, UMBS, 3.50%, 1/1/2042	77,598	$67,320
Pool #MA4633, UMBS, 3.50%, 6/1/2042	1,205,895	1,035,458
Pool #MA4687, UMBS, 4.00%, 6/1/2042	3,058,551	2,706,026
Pool #MA4934, UMBS, 5.00%, 2/1/2043	1,843,161	1,725,882
Pool #FS4616, UMBS, 5.00%, 5/1/2043	3,821,721	3,582,699
Pool #AL7729, UMBS, 4.00%, 6/1/2043	175,274	158,163
Pool #BC8677, UMBS, 4.00%, 5/1/2046	86,784	76,775
Pool #BD6997, UMBS, 4.00%, 10/1/2046	98,500	87,162
Pool #BE3812, UMBS, 4.00%, 12/1/2046	127,538	112,858
Pool #BE7845, UMBS, 4.50%, 2/1/2047	124,991	114,131
Pool #MA3184, UMBS, 4.50%, 11/1/2047	597,582	545,060
Pool #AL8674, 5.645%, 1/1/2049	542,546	540,257
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,949,681	2,512,433
Pool #CA5518, UMBS, 3.00%, 4/1/2050	4,107,656	3,333,087
Pool #MA4020, UMBS, 3.00%, 5/1/2050	4,219,772	3,423,257
Pool #FS4339, UMBS, 3.00%, 12/1/2050	1,886,482	1,542,581
Pool #FS4511, UMBS, 4.00%, 8/1/2051	3,795,658	3,340,513
Pool #FS2998, UMBS, 3.50%, 4/1/2052	3,445,904	2,917,014
Pool #FS4925, UMBS, 3.50%, 4/1/2052	4,036,225	3,416,731
Pool #MA4600, UMBS, 3.50%, 5/1/2052	3,357,811	2,799,701
Pool #MA4644, UMBS, 4.00%, 5/1/2052	3,730,976	3,232,694
Pool #MA4807, UMBS, 5.50%, 11/1/2052	2,746,223	2,609,861
Freddie Mac
Pool #C91746, 4.50%, 12/1/2033	35,545	34,292
Pool #C91762, 4.50%, 5/1/2034	351,786	337,968
Pool #G03926, 6.00%, 2/1/2038	128,429	130,958
Pool #G05906, 6.00%, 4/1/2040	17,708	18,056
Pool #G06789, 6.00%, 5/1/2040	109,502	111,658
Pool #A92889, 4.50%, 7/1/2040	425,086	395,928
Pool #RB5167, UMBS, 3.50%, 7/1/2042	1,216,766	1,044,793
Pool #RB5178, UMBS, 4.50%, 8/1/2042	1,859,832	1,694,412
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #RB5188, UMBS, 4.00%, 10/1/2042	2,492,510	$2,205,334
Pool #SD8044, UMBS, 3.00%, 2/1/2050	3,131,590	2,544,660
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,179,635	1,947,963
Pool #SD1360, UMBS, 5.50%, 7/1/2052	3,743,474	3,559,683
Pool #SD8276, UMBS, 5.00%, 12/1/2052	1,275,161	1,175,669
Ginnie Mae Pool #671161, 5.50%, 11/15/2037	24,764	24,598
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $65,264,285)		59,754,390

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[8]
(Identified Cost $5,742,049)	5,742,049	5,742,049

TOTAL INVESTMENTS - 99.6%		338,563,515
(Identified Cost $362,404,265)
OTHER ASSETS, LESS LIABILITIES - 0.4%		1,312,392
NET ASSETS - 100%		$339,875,907

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $57,986,579, which represented 17.1% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2023.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2023 was $4,962,430, or 1.5% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2023.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2023.

8Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2023

ASSETS:

Investments in securities, at value (identified cost $362,404,265) (Note 2)	$338,563,515
Foreign currency, at value (identified cost $1)	1
Interest receivable	2,051,124
Foreign tax reclaims receivable	152,703
Receivable for securities sold	67,411
Dividends receivable	49,845
Receivable for fund shares sold	25,913
Prepaid expenses	1,300

TOTAL ASSETS	340,911,812

LIABILITIES:

Due to custodian	5,115
Accrued sub-transfer agent fees[1]	144,688
Accrued management fees[1]	107,159
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	103,633
Accrued fund accounting and administration fees[1]	25,707
Directors' fees payable[1]	9,814
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for securities purchased	388,566
Payable for fund shares repurchased	138,404
Professional fees payable	55,606
Other payables and accrued expenses	54,190

TOTAL LIABILITIES	1,035,905

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$339,875,907

NET ASSETS CONSIST OF:

Capital stock	$279,263
Additional paid-in-capital	365,094,551
Total distributable earnings (loss)	(25,497,907)

TOTAL NET ASSETS	$339,875,907

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2023

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($189,939,870/15,623,183 shares)	$12.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($68,157,037/5,600,748 shares)	$12.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($14,923,128/1,224,865 shares)	$12.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($65,222,562/5,343,428 shares)	$12.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,633,310/134,034 shares)	$12.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Interest	$12,395,597
Dividends (net of foreign taxes withheld, $51,212)	1,475,574

Total Investment Income	13,871,171

EXPENSES:

Management fees (Note 3)	1,526,849
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	710,449
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	534,080
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	84,487
Sub-transfer agent fees (Note 3)	380,898
Fund accounting and administration fees (Note 3)	113,925
Directors’ fees (Note 3)	59,253
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	23,876
Miscellaneous	426,348

Total Expenses	3,868,589
Less reduction of expenses (Note 3)	(83,573)

Net Expenses	3,785,016

NET INVESTMENT INCOME	10,086,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(8,426,520)
Foreign currency and translation of other assets and liabilities	2,748

(8,423,772)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	12,577,380
Foreign currency and translation of other assets and liabilities	7,942

12,585,322

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	4,161,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,247,705

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,086,155	$5,337,294
Net realized gain (loss) on investments and foreign currency	(8,423,772)	7,192,664
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,585,322	(75,182,479)

Net increase (decrease) from operations	14,247,705	(62,652,521)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(6,627,506)	(14,205,458)
Class I	(2,862,884)	(8,178,573)
Class R	(516,816)	(1,716,134)
Class L	(1,406,802)	(6,722,504)
Class W	(69,307)	(105,312)

Total distributions to shareholders	(11,483,315)	(30,927,981)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(60,589,234)	(36,115,658)

Net increase (decrease) in net assets	(57,824,844)	(129,696,160)

NET ASSETS:

Beginning of year	397,700,751	527,396,911

End of year	$339,875,907	$397,700,751

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.11	$14.61	$14.47	$14.23	$13.39
Income (loss) from investment operations:
Net investment income[1]	0.34	0.16	0.17	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.09	(1.94)	1.34	0.59 [2]	1.07
Total from investment operations	0.43	(1.78)	1.51	0.80	1.34
Less distributions to shareholders:
From net investment income	(0.20)	(0.08)	(0.19)	(0.21)	(0.23)
From net realized gain on investments	(0.18)	(0.64)	(1.18)	(0.35)	(0.27)
Total distributions to shareholders	(0.38)	(0.72)	(1.37)	(0.56)	(0.50)

Net asset value - End of year	$12.16	$12.11	$14.61	$14.47	$14.23
Net assets - End of year (000’s omitted)	$189,940	$218,606	$291,698	$294,276	$609,145
Total return[3]	3.49%	(12.77% )	10.99%	5.86% [2]	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.88%	0.87%	0.87%	0.87%
Net investment income	2.74%	1.23%	1.15%	1.47%	2.01%
Series portfolio turnover	59%	79%	73%	108%	68%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.14	$14.95	$15.43	$15.38	$14.67
Income (loss) from investment operations:
Net investment income[1]	0.37	0.20	0.20	0.27	0.33
Net realized and unrealized gain (loss) on investments	0.09	(1.93)	1.40	0.64 [2]	1.16
Total from investment operations	0.46	(1.73)	1.60	0.91	1.49
Less distributions to shareholders:
From net investment income	(0.25)	(0.16)	(0.38)	(0.36)	(0.37)
From net realized gain on investments	(0.18)	(0.92)	(1.70)	(0.50)	(0.39)
Total distributions to shareholders	(0.43)	(1.08)	(2.08)	(0.86)	(0.76)

Net asset value - End of year	$12.17	$12.14	$14.95	$15.43	$15.38
Net assets - End of year (000’s omitted)	$68,157	$85,498	$115,216	$99,139	$207,346
Total return[3]	3.73%	(12.50% )	11.16%	6.27% [2]	10.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.63%	0.62%	0.60%	0.64%
Net investment income	2.98%	1.48%	1.40%	1.77%	2.23%
Series portfolio turnover	59%	79%	73%	108%	68%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.02%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.13	$15.05	$15.63	$15.64	$14.94
Income (loss) from investment operations:
Net investment income[1]	0.31	0.14	0.14	0.20	0.26
Net realized and unrealized gain (loss) on investments	0.08	(1.95)	1.44	0.65 [2]	1.18
Total from investment operations	0.39	(1.81)	1.58	0.85	1.44
Less distributions to shareholders:
From net investment income	(0.16)	(0.12)	(0.35)	(0.32)	(0.32)
From net realized gain on investments	(0.18)	(0.99)	(1.81)	(0.54)	(0.42)
Total distributions to shareholders	(0.34)	(1.11)	(2.16)	(0.86)	(0.74)

Net asset value - End of year	$12.18	$12.13	$15.05	$15.63	$15.64
Net assets - End of year (000’s omitted)	$14,923	$18,808	$23,527	$22,539	$8,850
Total return[3]	3.17%	(12.93% )	10.81%	5.69% [2]	10.12%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.12%	1.08%	1.05%	1.04%	1.10%
Net investment income	2.51%	1.03%	0.96%	1.25%	1.77%
Series portfolio turnover	59%	79%	73%	108%	68%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.12	$15.07	$15.64	$15.65	$14.94
Income (loss) from investment operations:
Net investment income[1]	0.25	0.08	0.06	0.12	0.20
Net realized and unrealized gain (loss) on investments	0.09	(1.97)	1.45	0.65 [2]	1.17
Total from investment operations	0.34	(1.89)	1.51	0.77	1.37
Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.26)	(0.24)	(0.25)
From net realized gain on investments	(0.18)	(0.98)	(1.82)	(0.54)	(0.41)
Total distributions to shareholders	(0.25)	(1.06)	(2.08)	(0.78)	(0.66)

Net asset value - End of year	$12.21	$12.12	$15.07	$15.64	$15.65
Net assets - End of year (000’s omitted)	$65,223	$73,165	$94,971	$86,903	$87,628
Total return[3]	2.71%	(13.44% )	10.26%	5.16% [2]	9.61%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.63%	1.59%	1.58%	1.55%	1.59%
Net investment income	2.00%	0.52%	0.44%	0.79%	1.29%
Series portfolio turnover	59%	79%	73%	108%	68%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					4/1/19[1] TO
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.18	$14.64	$14.52	$14.28	$13.62
Income (loss) from investment operations:
Net investment income[2]	0.44	0.27	0.28	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.09	(1.94)	1.35	0.59 [3]	0.54
Total from investment operations	0.53	(1.67)	1.63	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.34)	(0.15)	(0.33)	(0.32)	(0.11)
From net realized gain on investments	(0.18)	(0.64)	(1.18)	(0.35)	(0.00)[4]
Total distributions to shareholders	(0.52)	(0.79)	(1.51)	(0.67)	(0.11)

Net asset value - End of period	$12.19	$12.18	$14.64	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,633	$1,623	$1,985	$1,775	$1,577
Total return[5]	4.32%	(12.07% )	11.84%	6.66% [3]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.09%	0.08% [6]
Net investment income	3.55%	2.03%	1.92%	2.26%	2.81% [6]
Series portfolio turnover	59%	79%	73%	108%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

Series portfolio turnover	0.47%	0.44%	0.42%	0.40%	0.40%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2023 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Moderate Term Series - Class S2	4.05%	4.28%	3.40%
Pro-Blend® Moderate Term Series - Class I2	4.29%	4.51%	3.64%
Pro-Blend® Moderate Term Series - Class R2,3	3.77%	4.03%	3.14%
Pro-Blend® Moderate Term Series - Class L2,3	3.27%	3.51%	2.63%
Pro-Blend® Moderate Term Series - Class W2,4	5.10%	5.19%	3.85%
30/10/30/30 Blended Index[5]	4.30%	3.78%	4.14%
Bloomberg U.S. Aggregate Bond Index[6]	0.36%	(0.06%)	0.88%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2023 to the Bloomberg U.S. Aggregate Bond Index and the 30/10/30/30 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.30% for Class R, 1.82% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.90% for Class I, 1.30% for Class R, 1.82% for Class L and 0.77% for Class W for the year ended October 31, 2023.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2023 - Pro-Blend® Moderate Term Series

(unaudited)

5The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/23	ENDING ACCOUNT VALUE 10/31/23	EXPENSES PAID DURING PERIOD* 5/1/23 - 10/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$952.60	$5.41	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$953.70	$4.19	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$950.70	$6.49	1.32%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Class L
Actual	$1,000.00	$948.50	$9.09	1.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class W
Actual	$1,000.00	$956.80	$0.49	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Moderate Term Series - as of October 31, 2023 (unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Financials	7.5%
Industrials	6.4%
Communication Services	5.9%
Consumer Staples	5.4%
Health Care	5.3%
Information Technology	4.6%
Real Estate	3.9%
Consumer Discretionary	3.9%
Energy	1.5%
Utilities	1.5%
Materials	1.2%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Amazon.com, Inc.	1.8%
Meta Platforms, Inc. - Class A	1.5%
Mastercard, Inc. - Class A	1.4%
Alphabet, Inc. - Class A	1.3%
Johnson & Johnson	1.2%
Micron Technology, Inc.	1.2%
The Coca-Cola Co.	1.1%
Unilever plc - ADR (United Kingdom)	1.1%
Visa, Inc. - Class A	1.0%
L3Harris Technologies, Inc.	1.0%

5As a percentage of total investments.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 34.4%

Communication Services - 4.1%
Diversified Telecommunication Services - 0.1%
Cellnex Telecom S.A. - ADR (Spain)	8,978	$131,079
Cellnex Telecom S.A. (Spain)[2]	6,915	203,274
Helios Towers plc (Tanzania)*	69,126	50,874
		385,227
Entertainment - 1.0%
Electronic Arts, Inc.	24,691	3,056,499
Interactive Media & Services - 3.0%
Alphabet, Inc. - Class A*	34,887	4,328,779
Auto Trader Group plc (United Kingdom)[2]	35,193	266,208
Meta Platforms, Inc. - Class A*	15,977	4,813,391
Tencent Holdings Ltd. (China)	7,300	270,164
		9,678,542
Total Communication Services		13,120,268
Consumer Discretionary - 2.4%
Broadline Retail - 1.9%
Amazon.com, Inc.*	43,338	5,767,855
Dollarama, Inc. (Canada)	1,528	104,346
MercadoLibre, Inc. (Brazil)*	172	213,407
		6,085,608
Hotels, Restaurants & Leisure - 0.0%##
Marriott Vacations Worldwide Corp.	642	57,690
Monarch Casino & Resort, Inc.	1,779	107,078
		164,768
Household Durables - 0.1%
Sony Group Corp. (Japan)	2,300	191,219
Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc. *	314	123,553
NIKE, Inc. - Class B	11,799	1,212,583
		1,336,136
Total Consumer Discretionary		7,777,731
Consumer Staples - 4.8%
Beverages - 2.2%
The Coca-Cola Co.	64,965	3,669,873
Diageo plc (United Kingdom)	5,247	198,420
Heineken N.V. - ADR (Netherlands)	66,887	3,009,915
Heineken N.V. (Netherlands)	3,023	271,597
		7,149,805
Food Products - 1.4%
Mondelez International, Inc. - Class A	18,352	1,215,086
Nestle S.A. - ADR	27,778	2,993,358
Nestle S.A	3,224	347,672
		4,556,116
Household Products - 0.0%##
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	65,300	119,669

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Care Products - 1.2%
Beiersdorf AG (Germany)	1,985	$261,067
L'Oreal S.A. (France)	114	47,918
Unilever plc - ADR (United Kingdom)	74,038	3,505,699
		3,814,684
Total Consumer Staples		15,640,274
Financials - 5.4%
Banks - 0.1%
FinecoBank Banca Fineco S.p.A. (Italy)	20,461	241,371
HDFC Bank Ltd. - ADR (India)	4,324	244,522
		485,893
Capital Markets - 2.3%
Avanza Bank Holding AB (Sweden)	8,877	150,065
Cboe Global Markets, Inc.	8,211	1,345,701
Deutsche Boerse AG - ADR (Germany)	77,498	1,269,417
Deutsche Boerse AG (Germany)	1,844	303,516
Intercontinental Exchange, Inc.	11,622	1,248,668
Intermediate Capital Group plc (United Kingdom)	6,071	96,656
Moody's Corp.	6,822	2,101,176
S&P Global, Inc.	2,244	783,852
		7,299,051
Financial Services - 2.4%
Mastercard, Inc. - Class A	12,067	4,541,415
Visa, Inc. - Class A	14,100	3,314,910
		7,856,325
Insurance - 0.6%
Admiral Group plc - ADR (United Kingdom)	42,259	1,250,444
Admiral Group plc (United Kingdom)	11,408	338,963
RenaissanceRe Holdings Ltd. (Bermuda)	1,154	253,407
		1,842,814
Total Financials		17,484,083
Health Care - 5.3%
Biotechnology - 1.2%
BioMarin Pharmaceutical, Inc.*	23,828	1,940,790
Vertex Pharmaceuticals, Inc.*	4,770	1,727,265
		3,668,055
Health Care Equipment & Supplies - 2.0%
Alcon, Inc. (Switzerland)	19,178	1,367,775
IDEXX Laboratories, Inc.*	3,667	1,464,857
Intuitive Surgical, Inc.*	4,118	1,079,822
Medtronic plc.	37,672	2,658,136
		6,570,590
Life Sciences Tools & Services - 0.4%
Lonza Group AG (Switzerland)	276	96,656

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	2,641	$1,174,638
		1,271,294
Pharmaceuticals - 1.7%
AstraZeneca plc - ADR (United Kingdom)	3,727	235,658
Johnson & Johnson	25,474	3,778,813
Novartis AG - ADR (Switzerland)	16,329	1,528,068
		5,542,539
Total Health Care		17,052,478
Industrials - 5.2%
Aerospace & Defense - 2.3%
Airbus SE (France)	1,404	188,243
BAE Systems plc - ADR (United Kingdom)	25,644	1,397,342
BAE Systems plc (United Kingdom)	31,545	424,166
L3Harris Technologies, Inc.	18,055	3,239,247
Northrop Grumman Corp.	4,360	2,055,435
		7,304,433
Building Products - 0.7%
Masco Corp.	45,421	2,365,980
Commercial Services & Supplies - 0.9%
Cleanaway Waste Management Ltd. (Australia)	127,069	181,016
Copart, Inc.*	38,046	1,655,762
Rentokil Initial plc - ADR (United Kingdom)	37,218	952,409
Rentokil Initial plc (United Kingdom)	37,542	191,182
		2,980,369
Ground Transportation - 1.2%
Canadian National Railway Co. (Canada)	13,101	1,385,824
CSX Corp.	41,549	1,240,237
Union Pacific Corp.	6,203	1,287,805
		3,913,866
Machinery - 0.0%##
Techtronic Industries Co. Ltd. (Hong Kong)	14,500	132,378
Trading Companies & Distributors - 0.1%
IMCD N.V. (Netherlands)	1,164	140,141
Transportation Infrastructure - 0.0%##
Auckland International Airport Ltd. (New Zealand)	31,910	136,456
Total Industrials		16,973,623
Information Technology - 3.9%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)	6,210	139,653
Keyence Corp. (Japan)	500	193,559
		333,212

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 0.1%
Endava plc - ADR (United Kingdom)*	2,090	$104,834
Globant S.A. *	633	107,794
Keywords Studios plc (Ireland)	6,542	103,880
		316,508
Semiconductors & Semiconductor Equipment - 1.8%
Micron Technology, Inc.	55,818	3,732,550
Taiwan Semiconductor Manufacturing
Co. Ltd. - ADR (Taiwan)	24,078	2,078,172
		5,810,722
Software - 1.9%
Atlassian Corp. - Class A *	783	141,441
Microsoft Corp.	6,507	2,200,082
Salesforce, Inc.*	6,021	1,209,198
ServiceNow, Inc.*	4,684	2,725,385
		6,276,106
Total Information Technology		12,736,548
Materials - 0.8%
Chemicals - 0.8%
Air Liquide S.A. (France)	1,169	200,310
FMC Corp.	43,209	2,298,719
Total Materials		2,499,029
Real Estate - 2.0%
Health Care REITs - 0.2%
Community Healthcare Trust, Inc.	4,350	124,715
Physicians Realty Trust	7,540	81,884
Ventas, Inc.	3,621	153,748
Welltower, Inc.	2,700	225,747
		586,094
Industrial REITs - 0.5%
Americold Realty Trust, Inc.	9,294	243,689
LXP Industrial Trust	20,078	158,817
Prologis, Inc.	7,731	778,898
Rexford Industrial Realty, Inc.	3,664	158,431
STAG Industrial, Inc.	2,436	80,924
Terreno Realty Corp.	2,986	159,094
		1,579,853
Office REITs - 0.1%
Equity Commonwealth	9,514	180,195
Residential REITs - 0.5%
American Homes 4 Rent - Class A	2,743	89,806
Apartment Income REIT Corp.	2,309	67,446
AvalonBay Communities, Inc.	1,424	236,014
Equity LifeStyle Properties, Inc.	3,877	255,107
Essex Property Trust, Inc.	260	55,619
Flagship Communities REIT	7,304	107,369
Invitation Homes, Inc.	8,425	250,138

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Residential REITs (continued)
Mid-America Apartment Communities, Inc.	880	$103,972
Sun Communities, Inc.	2,965	329,826
UDR, Inc.	3,500	111,335
		1,606,632
Retail REITs - 0.1%
Agree Realty Corp.	4,403	246,304
Getty Realty Corp.	3,189	84,891
Realty Income Corp.	2,928	138,729
		469,924
Specialized REITs - 0.6%
American Tower Corp.	1,580	281,540
Equinix, Inc.	1,301	949,262
Extra Space Storage, Inc.	1,779	184,287
Public Storage	1,244	296,955
SBA Communications Corp.	1,785	372,404
		2,084,448
Total Real Estate		6,507,146
Utilities - 0.5%
Electric Utilities - 0.5%
Evergy, Inc.	30,225	1,485,256

TOTAL COMMON STOCKS
(Identified Cost $107,491,141)		111,276,436

PREFERRED STOCKS - 0.1%

Information Technology - 0.1%
Software - 0.1%
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	10,000	60,700
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	8,128	138,582

TOTAL PREFERRED STOCKS
(Identified Cost $454,013)		199,282

CORPORATE BONDS - 12.6%

Non-Convertible Corporate Bonds- 12.6%
Communication Services - 1.8%
Entertainment - 0.5%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	1,730,000	1,531,553

Interactive Media & Services - 1.3%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	4,720,000	4,241,851

Total Communication Services		5,773,404

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary - 1.5%
Broadline Retail - 1.5%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	600,000	$461,167
(China), 4.00%, 12/6/2037	2,860,000	2,147,321
Amazon.com, Inc., 3.30%, 4/13/2027	2,300,000	2,155,708
Total Consumer Discretionary		4,764,196
Consumer Staples - 0.6%
Beverages - 0.6%
PepsiCo, Inc., 3.90%, 7/18/2032	2,360,000	2,094,738
Energy - 1.5%
Energy Equipment & Services - 0.2%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	330,000	329,195
Odfjell Rig III Ltd. (Norway), 9.25%, 5/31/2028	200,000	201,573
		530,768
Oil, Gas & Consumable Fuels - 1.3%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	365,718	331,428
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,530,000	1,485,308
Energy Transfer LP, 6.50%, 2/1/2042.	2,728,000	2,529,802
		4,346,538
Total Energy		4,877,306

Financials - 2.1%
Banks - 1.9%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	1,990,000	1,528,610
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	1,850,000	1,627,858
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	3,140,000	2,836,587
		5,993,055
Consumer Finance - 0.1%
Navient Corp., 6.75%, 6/25/2025	475,000	463,790
Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	230,000	202,015
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $250,000)[4]	250,000	223,004
		425,019
Total Financials		6,881,864

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 1.2%
Ground Transportation - 0.3%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,140,000	$1,098,439

Passenger Airlines - 0.2%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	104,154	103,825
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	64,489	59,552
Series 2019-2, Class B, 3.50%, 5/1/2028	389,717	345,107
		508,484
Trading Companies & Distributors - 0.7%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,260,000	1,062,836
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,220,000	1,093,892
		2,156,728
Total Industrials		3,763,651

Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
QUALCOMM, Inc., 4.25%, 5/20/2032	2,250,000	2,035,060

Materials - 0.4%
Metals & Mining - 0.4%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,275,845	1,148,575
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $89,149)[4,5]	497,000	50

Total Materials		1,148,625

Real Estate - 1.9%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	490,000	438,763
Retail REITs - 1.0%
Simon Property Group LP, 2.65%, 2/1/2032	4,230,000	3,225,116
Specialized REITs - 0.8%
SBA Tower Trust
1.884%, 1/15/2026[2]	520,000	471,310
6.599%, 1/15/2028[2]	1,960,000	1,956,217
		2,427,527
Total Real Estate		6,091,406

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 1.0%
Electric Utilities - 0.3%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,060,000	$1,051,259
Independent Power and Renewable Electricity Producers -0.7%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	2,170,000	2,170,331
Total Utilities		3,221,590

TOTAL CORPORATE BONDS		40,651,840
(Identified Cost $46,602,217)

U.S. TREASURY SECURITIES - 28.3%

U.S. Treasury Bonds - 4.1%
U.S. Treasury Bond, 2.375%, 2/15/2042.	14,877,000	9,879,258
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	3,290,036	3,257,978
Total U.S. Treasury Bonds
(Identified Cost $15,499,105)		13,137,236
U.S. Treasury Notes - 24.2%
U.S. Treasury Inflation Indexed Note
0.50%, 4/15/2024	8,419,193	8,280,758
0.125%, 1/15/2031	4,694,131	3,968,504
U.S. Treasury Note
2.00%, 11/15/2026	11,245,000	10,334,858
2.25%, 11/15/2027	15,590,000	14,108,950
3.125%, 11/15/2028	11,096,000	10,237,794
1.75%, 11/15/2029	16,380,000	13,766,878
0.875%, 11/15/2030	13,115,000	10,041,172
4.125%, 11/15/2032	8,217,000	7,759,929
Total U.S. Treasury Notes
(Identified Cost $82,026,884)		78,498,843
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $97,525,989)		91,636,079

ASSET-BACKED SECURITIES - 5.0%

CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	921,938	836,118
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	562,364	487,773
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	486,753	481,871
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,600,000	1,453,989
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,100,000	1,817,725
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	923,002	757,072

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,950,000	$1,704,180
Libra Solutions LLC Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	550,595	549,284
Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	798,894	794,908
Nelnet Student Loan Trust, Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 6.135%, 3/26/2040[2,6]	184,321	182,111
Oxford Finance Funding LLC Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	8,693	8,682
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	361,722	349,396
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,925,000	1,818,239
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,170,000	2,127,724
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	1,360,861	1,298,206
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	908,688	897,721
SLM Student Loan Trust, Series 2005-7, Class A4, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.412%), 5.746%, 10/25/2029[6]	67,503	67,298
SoFi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	198,583	191,889
Towd Point Mortgage Trust Series 2016-5, Class A1, 2.50%, 10/25/2056[2,7]	72,555	71,672
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,7]	41,091	40,689
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.439%, 10/25/2048[2,6]	249,571	249,255
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $17,315,665)		16,185,802

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.8%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,7]	1,209,302	1,033,828
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	35,875	32,802
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,7]	630,069	459,029
Credit Suisse Mortgage Capital Trust Series 2013-7, Class A6, 3.50%, 8/25/2043[2,7]	130,880	114,251

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust (continued)
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,7]	283,897	$242,751
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	257,753	207,768
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	145,445	117,444
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	53,784	47,032
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	22,501	21,681
Series 2021-69, Class WJ, 1.50%, 10/25/2050	877,782	690,248
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	2,086,917	1,665,693
Government National Mortgage
Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	286,630	251,945
GS Mortgage-Backed Securities Trust Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,145,111	1,026,087
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	902,166	740,541
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	921,888	755,756
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	1,024,902	785,697
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	180,204	167,723
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	12,257	10,440
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	245,205	218,014
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	283,003	255,688
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	329,519	296,515
PCG LLC, Series 2023-1, Class NOTE, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.324%, 7/25/2029 (Acquired 07/24/2023, cost $3,297,843)[4,6]	3,297,843	3,297,350
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	879,492	770,041
Provident Funding Mortgage Trust Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]	1,102,709	888,493
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]	1,802,770	1,320,190
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,7]	1,185,162	861,768

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]		222,586	$180,256
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]		421,061	358,247
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]		148,395	127,125
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]		179,838	153,331
Series 2017-6, Class A19, 3.50%, 9/25/2047[2,7]		75,605	64,201
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,7]		73,351	62,879
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.50%, 11/15/2027[2,6]		1,745,456	1,234,945
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]		145,039	132,242
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		77,140	66,112
TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $22,281,870)			18,658,113

FOREIGN GOVERNMENT BONDS - 0.1%

Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	1,081,000	52,238
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		380,000	367,203
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $467,142)			419,441

MUNICIPAL BONDS - 1.3%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,530,000	2,102,642
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,835,000	1,245,380
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		955,000	799,895
TOTAL MUNICIPAL BONDS
(Identified Cost $5,385,553)			4,147,917

U.S. GOVERNMENT AGENCIES - 11.0%

Mortgage-Backed Securities - 11.0%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024		541	537

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA3463, UMBS, 4.00%, 9/1/2033	324,325	$306,656
Pool #MA1834, UMBS, 4.50%, 2/1/2034	229,428	220,126
Pool #MA1903, UMBS, 4.50%, 5/1/2034	161,469	154,923
Pool #889576, UMBS, 6.00%, 4/1/2038	155,603	158,446
Pool #MA3412, UMBS, 3.50%, 7/1/2038	278,440	250,993
Pool #995196, UMBS, 6.00%, 7/1/2038	327,122	332,668
Pool #AD0207, UMBS, 6.00%, 10/1/2038	55,317	56,328
Pool #AD0220, UMBS, 6.00%, 10/1/2038	18,182	18,490
Pool #MA0258, UMBS, 4.50%, 12/1/2039	287,507	269,654
Pool #AL1595, UMBS, 6.00%, 1/1/2040	223,173	227,250
Pool #AL0152, UMBS, 6.00%, 6/1/2040	311,279	316,966
Pool #MA4203, UMBS, 2.50%, 12/1/2040	1,964,203	1,627,451
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,152,314	1,904,240
Pool #AL7068, UMBS, 4.50%, 9/1/2042	94,393	88,531
Pool #MA4934, UMBS, 5.00%, 2/1/2043	2,764,742	2,588,823
Pool #AX5234, UMBS, 4.50%, 11/1/2044	327,949	302,423
Pool #BD1381, UMBS, 3.50%, 6/1/2046	51,481	43,892
Pool #BE7845, UMBS, 4.50%, 2/1/2047	55,793	50,945
Pool #AL8674, 5.645%, 1/1/2049	809,226	805,811
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,079,802	1,771,501
Pool #MA4020, UMBS, 3.00%, 5/1/2050	3,293,077	2,671,483
Pool #FS4339, UMBS, 3.00%, 12/1/2050	2,546,750	2,082,484
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,538,253	2,059,138
Pool #FS4925, UMBS, 3.50%, 4/1/2052	2,283,020	1,932,614
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,305,566	1,997,651
Pool #BW1194, UMBS, 4.00%, 9/1/2052	2,037,627	1,763,916
Pool #MA4733, UMBS, 4.50%, 9/1/2052	1,269,943	1,134,962
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,166,456	1,108,536

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4868, UMBS, 5.00%, 1/1/2053	1,908,864	$1,759,928
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	269,420	258,837
Pool #C91771, 4.50%, 6/1/2034	4,391	4,218
Pool #C91780, 4.50%, 7/1/2034	6,212	5,974
Pool #G03781, 6.00%, 1/1/2038	61,208	62,413
Pool #G03926, 6.00%, 2/1/2038	82,685	84,314
Pool #G05900, 6.00%, 3/1/2040	46,376	47,289
Pool #G05906, 6.00%, 4/1/2040	41,163	41,973
Pool #A92889, 4.50%, 7/1/2040	487,761	454,303
Pool #G08772, 4.50%, 7/1/2047	56,638	51,752
Pool #ZS4751, UMBS, 3.50%, 1/1/2048	115,501	98,380
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,379,435	2,126,526
Pool #SD1360, UMBS, 5.50%, 7/1/2052	2,923,897	2,780,344
Pool #SD8276, UMBS, 5.00%, 12/1/2052	1,823,009	1,680,771

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $39,360,105)		35,704,460

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[8]
(Identified Cost $3,942,031)	3,942,031	3,942,031

TOTAL INVESTMENTS - 99.8% (Identified Cost $340,825,726)		322,821,401
OTHER ASSETS, LESS LIABILITIES - 0.2%		788,937
NET ASSETS - 100%		$323,610,338

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

Impt. - Improvement

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $41,398,106, which represented 12.8% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2023 was $3,520,404, or 1.1% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2023.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2023.

8Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2023

ASSETS:

Investments in securities, at value (identified cost $340,825,726) (Note 2)	$322,821,401
Cash	356
Foreign currency, at value (identified cost $121)	119
Interest receivable	1,589,548
Receivable for fund shares sold	415,751
Foreign tax reclaims receivable	162,569
Receivable for securities sold	108,366
Dividends receivable	56,278

TOTAL ASSETS	325,154,388

LIABILITIES:
Accrued management fees[1]	162,587
Accrued sub-transfer agent fees[1]	114,335
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	105,890
Accrued fund accounting and administration fees[1]	24,233
Directors' fees payable[1]	9,648
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for fund shares repurchased	588,072
Payable for securities purchased	423,361
Distributions payable	29
Other payables and accrued expenses	112,872

TOTAL LIABILITIES	1,544,050

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$323,610,338

NET ASSETS CONSIST OF:

Capital stock	$252,114
Additional paid-in-capital	339,940,401
Total distributable earnings (loss)	(16,582,177)

TOTAL NET ASSETS	$323,610,338

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2023

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($140,871,804/11,008,824 shares)	$12.80

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($84,948,888/6,610,466 shares)	$12.85

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($20,748,665/1,612,930 shares)	$12.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($76,944,094/5,971,625 shares)	$12.88

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($96,887/7,527 shares)	$12.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Interest	$9,403,443
Dividends (net of foreign taxes withheld, $104,757)	2,596,727

Total Investment Income	12,000,170

EXPENSES:

Management fees (Note 3)	2,275,652
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	840,456
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	444,977
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	110,333
Sub-transfer agent fees (Note 3)	311,244
Fund accounting and administration fees (Note 3)	109,418
Directors’ fees (Note 3)	59,274
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	27,270
Miscellaneous	446,898

Total Expenses	4,633,946
Less reduction of expenses (Note 3)	(47,881)

Net Expenses	4,586,065

NET INVESTMENT INCOME	7,414,105

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(3,226,707)
Foreign currency and translation of other assets and liabilities	(4,950)

(3,231,657)
Net change in unrealized appreciation (depreciation) on-
Investments in securities	13,931,989
Foreign currency and translation of other assets and liabilities	5,416

13,937,405

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	10,705,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,119,853

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,414,105	$3,750,507
Net realized gain (loss) on investments and foreign currency	(3,231,657)	760,153
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,937,405	(84,955,984)

Net increase (decrease) from operations	18,119,853	(80,445,324)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,599,491)	(14,925,675)
Class I	(1,651,840)	(11,807,969)
Class R	(236,954)	(2,294,244)
Class L	(208,513)	(9,164,505)
Class W	(3,088)	(15,840)

Total distributions to shareholders	(4,699,886)	(38,208,233)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(81,440,643)	1,169,308

Net increase (decrease) in net assets	(68,020,676)	(117,484,249)

NET ASSETS:

Beginning of year	391,631,014	509,115,263

End of year	$323,610,338	$391,631,014

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.47	$15.88	$14.57	$13.96	$13.13
Income (loss) from investment operations:
Net investment income[1]	0.27	0.13	0.09	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.24	(2.56)	2.13	1.11 [2]	1.28
Total from investment operations	0.51	(2.43)	2.22	1.25	1.48
Less distributions to shareholders:
From net investment income	(0.17)	(0.05)	(0.07)	(0.14)	(0.17)
From net realized gain on investments	(0.01)	(0.93)	(0.84)	(0.50)	(0.48)
Total distributions to shareholders	(0.18)	(0.98)	(0.91)	(0.64)	(0.65)

Net asset value - End of year	$12.80	$12.47	$15.88	$14.57	$13.96
Net assets - End of year (000’s omitted)	$140,872	$186,398	$244,965	$237,656	$179,977
Total return[3]	4.05%	(16.27% )	15.78%	9.27% [2]	11.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.07%	1.05%	1.07%	1.09%
Net investment income	2.06%	0.94%	0.59%	1.02%	1.53%
Series portfolio turnover	56%	69%	74%	105%	53%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.00% [4]	N/A	N/A	N/A	0.00% [4]

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.53	$16.44	$15.49	$15.14	$14.52
Income (loss) from investment operations:
Net investment income[1]	0.30	0.16	0.12	0.19	0.25
Net realized and unrealized gain (loss) on investments	0.24	(2.58)	2.25	1.17 [2]	1.39
Total from investment operations	0.54	(2.42)	2.37	1.36	1.64
Less distributions to shareholders:
From net investment income	(0.21)	(0.10)	(0.16)	(0.27)	(0.30)
From net realized gain on investments	(0.01)	(1.39)	(1.26)	(0.74)	(0.72)
Total distributions to shareholders	(0.22)	(1.49)	(1.42)	(1.01)	(1.02)

Net asset value - End of year	$12.85	$12.53	$16.44	$15.49	$15.14
Net assets - End of year (000’s omitted)	$84,949	$98,235	$127,248	$108,333	$111,637
Total return[3]	4.29%	(16.09% )	16.10%	9.37% [2]	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.84%	0.85%	0.85%
Net investment income	2.32%	1.15%	0.79%	1.26%	1.76%
Series portfolio turnover	56%	69%	74%	105%	53%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.00% [4]	N/A	0.01%	0.02%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. Excluding the proceeds from the settlement, the total return would have been 9.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.52	$16.35	$15.32	$14.91	$14.20
Income (loss) from investment operations:
Net investment income[1]	0.25	0.11	0.06	0.10	0.18
Net realized and unrealized gain (loss) on investments	0.23	(2.58)	2.23	1.17 [2]	1.37
Total from investment operations	0.48	(2.47)	2.29	1.27	1.55
Less distributions to shareholders:
From net investment income	(0.13)	(0.07)	(0.10)	(0.17)	(0.18)
From net realized gain on investments	(0.01)	(1.29)	(1.16)	(0.69)	(0.66)
Total distributions to shareholders	(0.14)	(1.36)	(1.26)	(0.86)	(0.84)

Net asset value - End of year	$12.86	$12.52	$16.35	$15.32	$14.91
Net assets - End of year (000’s omitted)	$20,749	$21,692	$28,121	$32,824	$7,610
Total return[3]	3.77%	(16.43% )	15.62%	8.89% [2]	11.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.30%	1.26%	1.26% [4]	1.35%	1.35%
Net investment income	1.87%	0.74%	0.39%	0.66%	1.26%
Series portfolio turnover	56%	69%	74%	105%	53%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.01%	0.03%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without recoupment the expense ratio would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.50	$16.44	$15.49	$15.12	$14.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.03	(0.01)	0.04	0.12
Net realized and unrealized gain (loss) on investments	0.23	(2.57)	2.23	1.18 [2]	1.40
Total from investment operations	0.41	(2.54)	2.22	1.22	1.52
Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.03)	(0.12)	(0.16)
From net realized gain on investments	(0.01)	(1.37)	(1.24)	(0.73)	(0.71)
Total distributions to shareholders	(0.03)	(1.40)	(1.27)	(0.85)	(0.87)

Net asset value - End of year	$12.88	$12.50	$16.44	$15.49	$15.12
Net assets - End of year (000’s omitted)	$76,944	$85,200	$108,544	$95,532	$93,687
Total return[3]	3.27%	(16.89% )	14.94%	8.43% [2]	11.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.82%	1.78%	1.77%	1.77%	1.80%
Net investment income (loss)	1.35%	0.22%	(0.13% )	0.33%	0.81%
Series portfolio turnover	56%	69%	74%	105%	53%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.17. Excluding the proceeds from the settlement, the total return would have been 8.32%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

October 31, 2023

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					4/1/19[1] TO
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.60	$15.99	$14.65	$14.00	$13.27
Income (loss) from investment operations:
Net investment income[2]	0.40	0.26	0.24	0.28	0.23
Net realized and unrealized gain (loss) on investments	0.25	(2.58)	2.15	1.11 [3]	0.59
Total from investment operations	0.65	(2.32)	2.39	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.37)	(0.14)	(0.21)	(0.24)	(0.09)
From net realized gain on investments	(0.01)	(0.93)	(0.84)	(0.50)	(0.00)[4]
Total distributions to shareholders	(0.38)	(1.07)	(1.05)	(0.74)	(0.09)

Net asset value - End of period	$12.87	$12.60	$15.99	$14.65	$14.00
Net assets - End of period (000’s omitted)	$97	$106	$238	$255	$132
Total return[5]	5.10%	(15.53% )	16.98%	10.31% [3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%	[6]
Net investment income	3.06%	1.82%	1.54%	2.00%	3.15%	[6]
Series portfolio turnover	56%	69%	74%	105%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.67%	0.64%	0.63%	0.63%	0.64%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2023 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Extended Term Series - Class S2	4.48%	5.31%	4.39%
Pro-Blend® Extended Term Series - Class I2	4.76%	5.54%	4.64%
Pro-Blend® Extended Term Series - Class R2,3	4.27%	5.05%	4.12%
Pro-Blend® Extended Term Series - Class L2,3	3.67%	4.51%	3.60%
Pro-Blend® Extended Term Series - Class W2,4	5.51%	6.22%	4.83%
40/15/45 Blended Index[5]	5.42%	4.89%	5.19%
Bloomberg U.S. Aggregate Bond Index[6]	0.36%	(0.06%)	0.88%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2023 to the Bloomberg U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.04% for Class S, 0.82% for Class I, 1.28% for Class R, 1.81% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.04% for Class S, 0.82% for Class I, 1.28% for Class R, 1.81% for Class L and 0.76% for Class W for the year ended October 31, 2023.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2023 - Pro-Blend® Extended Term Series

(unaudited)

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/23	10/31/23	5/1/23 - 10/31/23	RATIO
Class S
Actual	$1,000.00	$944.40	$5.20	1.06%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000.00	$945.50	$4.07	0.83%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class R
Actual	$1,000.00	$943.20	$6.37	1.30%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Class L
Actual	$1,000.00	$940.60	$8.95	1.83%
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class W
Actual	$1,000.00	$949.10	$0.49	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Extended Term Series - as of October 31, 2023 (unaudited)

Asset Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]
Financials	8.8%
Industrials	7.8%
Communication Services	7.0%
Consumer Staples	7.0%
Health Care	6.9%
Information Technology	5.9%
Consumer Discretionary	4.4%
Real Estate	4.1%
Utilities	1.3%
Materials	1.3%
Energy	1.2%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Amazon.com, Inc.	2.6%
Alphabet, Inc. - Class A	2.0%
Meta Platforms, Inc. - Class A	2.0%
Mastercard, Inc. - Class A	1.9%
The Coca-Cola Co.	1.6%
Micron Technology, Inc.	1.5%
Johnson & Johnson	1.5%
Unilever plc - ADR (United Kingdom)	1.5%
Visa, Inc. - Class A	1.4%
Electronic Arts, Inc.	1.4%

5As a percentage of total investments.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 46.1%

Communication Services - 5.7%
Diversified Telecommunication Services - 0.2%
Cellnex Telecom S.A. - ADR (Spain)	19,365	$282,729
Cellnex Telecom S.A. (Spain)[2]	14,612	429,536
Helios Towers plc (Tanzania)*	148,490	109,282
		821,547
Entertainment - 1.3%
Electronic Arts, Inc.	56,892	7,042,661
Interactive Media & Services - 4.2%
Alphabet, Inc. - Class A*	83,626	10,376,314
Auto Trader Group plc (United Kingdom)[2]	74,983	567,191
Meta Platforms, Inc. - Class A*	33,964	10,232,334
Tencent Holdings Ltd. (China)	15,800	584,738
		21,760,577
Total Communication Services		29,624,785
Consumer Discretionary - 3.3%
Broadline Retail - 2.7%
Amazon.com, Inc.*	100,192	13,334,553
Dollarama, Inc. (Canada)	3,386	231,227
MercadoLibre, Inc. (Brazil)*	383	475,204
		14,040,984
Hotels, Restaurants & Leisure - 0.0%##
Marriott Vacations Worldwide Corp.	1,391	124,996
Monarch Casino & Resort, Inc.	3,822	230,046
		355,042
Household Durables - 0.1%
Sony Group Corp. (Japan)	5,000	415,694
Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. *	669	263,238
NIKE, Inc. - Class B	22,403	2,302,356
		2,565,594
Total Consumer Discretionary		17,377,314
Consumer Staples - 6.5%
Beverages - 2.9%
The Coca-Cola Co.	144,309	8,152,016
Diageo plc (United Kingdom)	12,431	470,091
Heineken N.V. - ADR (Netherlands)	133,161	5,992,245
Heineken N.V. (Netherlands)	7,012	629,982
		15,244,334
Food Products - 1.9%
Mondelez International, Inc. - Class A	40,468	2,679,386
Nestle S.A. - ADR	59,888	6,453,531
Nestle S.A.	6,964	750,989
		9,883,906
Household Products - 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	140,000	256,564

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Care Products - 1.6%
Beiersdorf AG (Germany)	4,158	$546,860
L’Oreal S.A. (France)	293	123,157
Unilever plc - ADR (United Kingdom)	159,939	7,573,112
		8,243,129
Total Consumer Staples		33,627,933
Financials - 7.3%
Banks - 0.2%
FinecoBank Banca Fineco S.p.A. (Italy)	43,992	518,958
HDFC Bank Ltd. - ADR (India)	8,816	498,545
		1,017,503
Capital Markets - 3.1%
Avanza Bank Holding AB (Sweden)	18,882	319,198
Cboe Global Markets, Inc.	17,652	2,892,986
Deutsche Boerse AG - ADR (Germany)	152,256	2,493,953
Deutsche Boerse AG (Germany)	3,550	584,318
Intercontinental Exchange, Inc.	26,577	2,855,433
Intermediate Capital Group plc (United Kingdom)	13,675	217,720
Moody’s Corp.	16,138	4,970,504
S&P Global, Inc.	5,000	1,746,550
		16,080,662
Financial Services - 3.2%
Mastercard, Inc. - Class A	25,723	9,680,851
Visa, Inc. - Class A	30,982	7,283,868
		16,964,719
Insurance - 0.8%
Admiral Group plc - ADR (United Kingdom)	92,707	2,743,200
Admiral Group plc (United Kingdom)	27,935	830,026
RenaissanceRe Holdings Ltd. (Bermuda)	2,492	547,218
		4,120,444
Total Financials		38,183,328
Health Care - 6.9%
Biotechnology - 1.5%
BioMarin Pharmaceutical, Inc.*	45,816	3,731,713
Vertex Pharmaceuticals, Inc.*	11,191	4,052,373
		7,784,086
Health Care Equipment & Supplies - 2.7%
Alcon, Inc. (Switzerland)	39,753	2,835,184
IDEXX Laboratories, Inc.*	8,847	3,534,111
Intuitive Surgical, Inc.*	9,740	2,554,023
Medtronic plc	75,019	5,293,341
		14,216,659
Life Sciences Tools & Services - 0.5%
Lonza Group AG (Switzerland)	662	231,835

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	5,016	$2,230,966
		2,462,801
Pharmaceuticals - 2.2%
AstraZeneca plc - ADR (United Kingdom)	7,269	459,619
Johnson & Johnson	53,075	7,873,146
Novartis AG - ADR (Switzerland)	35,419	3,314,510
		11,647,275
Total Health Care		36,110,821
Industrials - 6.9%
Aerospace & Defense - 3.0%
Airbus SE (France)	3,143	421,402
BAE Systems plc - ADR (United Kingdom)	56,574	3,082,717
BAE Systems plc (United Kingdom)	60,942	819,449
L3Harris Technologies, Inc.	38,726	6,947,832
Northrop Grumman Corp.	9,441	4,450,771
		15,722,171
Building Products - 1.0%
Masco Corp.	98,191	5,114,769
Commercial Services & Supplies - 1.1%
Cleanaway Waste Management Ltd. (Australia)	244,322	348,048
Copart, Inc.*	74,222	3,230,141
Rentokil Initial plc - ADR (United Kingdom)	73,120	1,871,141
Rentokil Initial plc (United Kingdom)	81,771	416,418
		5,865,748
Ground Transportation - 1.6%
Canadian National Railway Co. (Canada)	28,655	3,031,126
CSX Corp.	97,687	2,915,957
Union Pacific Corp.	12,426	2,579,762
		8,526,845
Machinery - 0.1%
Techtronic Industries Co. Ltd. (Hong Kong)	32,000	292,145
Trading Companies & Distributors - 0.1%
IMCD N.V. (Netherlands)	2,507	301,832
Transportation Infrastructure - 0.0%##
Auckland International Airport Ltd. (New Zealand)	68,065	291,065
Total Industrials		36,114,575
Information Technology - 5.3%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)	13,328	299,725
Keyence Corp. (Japan)	1,000	387,119
		686,844

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 0.1%
Endava plc - ADR (United Kingdom)*	4,135	$207,412
Globant S.A. *	1,350	229,891
Keywords Studios plc (Ireland)	14,089	223,719
		661,022
Semiconductors & Semiconductor Equipment - 2.4%
Micron Technology, Inc.	120,000	8,024,400
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	53,302	4,600,495
		12,624,895
Software - 2.6%
Atlassian Corp. - Class A *	1,669	301,488
Microsoft Corp.	12,773	4,318,679
Salesforce, Inc.*	14,919	2,996,183
ServiceNow, Inc.*	10,019	5,829,555
		13,445,905
Total Information Technology		27,418,666
Materials - 1.0%
Chemicals - 1.0%
Air Liquide S.A. (France)	2,521	431,979
FMC Corp.	92,361	4,913,605
Total Materials		5,345,584
Real Estate - 2.7%
Health Care REITs - 0.2%
Community Healthcare Trust, Inc.	9,344	267,893
Physicians Realty Trust	16,198	175,910
Ventas, Inc.	7,790	330,763
Welltower, Inc.	5,739	479,838
		1,254,404
Industrial REITs - 0.6%
Americold Realty Trust, Inc.	19,964	523,456
LXP Industrial Trust	43,339	342,812
Prologis, Inc.	16,608	1,673,256
Rexford Industrial Realty, Inc.	7,871	340,342
STAG Industrial, Inc.	5,234	173,873
Terreno Realty Corp.	6,414	341,738
		3,395,477
Office REITs - 0.1%
Equity Commonwealth	20,436	387,058
Residential REITs - 0.7%
American Homes 4 Rent - Class A	5,892	192,904
Apartment Income REIT Corp.	4,961	144,911
AvalonBay Communities, Inc.	3,059	506,999
Equity LifeStyle Properties, Inc.	8,329	548,048
Essex Property Trust, Inc.	561	120,009
Flagship Communities REIT	15,072	221,558
Invitation Homes, Inc.	18,098	537,329

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Residential REITs (continued)
Mid-America Apartment Communities, Inc.	1,899	$224,367
Sun Communities, Inc.	6,374	709,044
UDR, Inc.	7,554	240,293
		3,445,462
Retail REITs - 0.2%
Agree Realty Corp.	9,459	529,136
Getty Realty Corp.	6,851	182,374
Realty Income Corp.	6,289	297,973
		1,009,483
Specialized REITs - 0.9%
American Tower Corp.	3,393	604,599
Equinix, Inc.	2,795	2,039,344
Extra Space Storage, Inc.	3,840	397,786
Public Storage	2,706	645,949
SBA Communications Corp.	3,840	801,139
		4,488,817
Total Real Estate		13,980,701
Utilities - 0.5%
Electric Utilities - 0.5%
Evergy, Inc.	55,420	2,723,339

TOTAL COMMON STOCKS
(Identified Cost $230,235,643)		240,507,046

PREFERRED STOCKS - 0.1%

Information Technology - 0.1%
Software - 0.1%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	1,300	8,424
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	14,200	86,194
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	11,256	191,915

TOTAL PREFERRED STOCKS
(Identified Cost $670,026)		286,533

CORPORATE BONDS - 9.5%

Non-Convertible Corporate Bonds- 9.5%
Communication Services - 1.3%
Entertainment - 0.4%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	2,180,000	1,929,934

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services - 0.9%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	5,520,000	$4,960,809

Total Communication Services		6,890,743

Consumer Discretionary - 1.1%
Broadline Retail - 1.1%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	780,000	599,517
(China), 4.00%, 12/6/2037	3,300,000	2,477,678
Amazon.com, Inc., 3.30%, 4/13/2027	2,830,000	2,652,458

Total Consumer Discretionary		5,729,653

Consumer Staples - 0.5%
Beverages - 0.5%
PepsiCo, Inc., 3.90%, 7/18/2032	2,900,000	2,574,042

Energy - 1.2%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	530,000	528,708
Odfjell Rig III Ltd. (Norway), 9.25%, 5/31/2028	200,000	201,572
		730,280
Oil, Gas & Consumable Fuels - 1.1%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	573,103	519,369
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,950,000	1,893,040
Energy Transfer LP, 6.50%, 2/1/2042	3,450,000	3,199,346
		5,611,755
Total Energy		6,342,035

Financials - 1.5%
Banks - 1.3%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	2,330,000	1,789,780
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	2,230,000	1,962,229
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	3,330,000	3,008,228
		6,760,237
Consumer Finance - 0.1%
Navient Corp., 6.75%, 6/25/2025	635,000	620,014
Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	340,000	298,631

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Financial Services (continued)
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $275,000)[4]	275,000	$245,304
		543,935
Total Financials		7,924,186

Industrials - 0.9%
Ground Transportation - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,140,000	1,098,439

Passenger Airlines - 0.2%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	143,501	143,048
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	91,359	84,365
Series 2019-2, Class B, 3.50%, 5/1/2028	553,464	490,110
		717,523
Trading Companies & Distributors - 0.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,490,000	1,256,845
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,430,000	1,282,185
		2,539,030
Total Industrials		4,354,992

Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
QUALCOMM, Inc.
4.25%, 5/20/2032	1,785,000	1,614,481
5.40%, 5/20/2033	970,000	948,511

Total Information Technology		2,562,992

Materials - 0.3%
Metals & Mining - 0.3%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,515,066	1,363,933
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $118,233)[4,5]	653,000	65

Total Materials		1,363,998

Real Estate - 1.4%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	700,000	626,804

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Retail REITs - 0.8%
Simon Property Group LP, 2.65%, 2/1/2032	5,160,000	$3,934,184
Specialized REITs - 0.5%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $552,500)[4]	650,000	612,372
SBA Tower Trust, 6.599%, 1/15/2028[2]	2,225,000	2,220,705
		2,833,077
Total Real Estate		7,394,065
Utilities - 0.8%
Electric Utilities - 0.3%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,350,000	1,338,867
Independent Power and Renewable Electricity Producers -0.5%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	2,880,000	2,880,440

Total Utilities		4,219,307

TOTAL CORPORATE BONDS
(Identified Cost $56,023,030)		49,356,013

U.S. TREASURY SECURITIES - 25.3%

U.S. Treasury Bonds - 5.0%
U.S. Treasury Bond, 2.375%, 2/15/2042
(Identified Cost $31,667,360)	39,096,000	25,962,188
U.S. Treasury Notes - 20.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2031	11,204,585	9,472,559
U.S. Treasury Note
2.25%, 11/15/2027	13,271,000	12,010,255
3.125%, 11/15/2028	16,975,000	15,662,090
1.75%, 11/15/2029	22,990,000	19,322,377
0.875%, 11/15/2030	32,757,000	25,079,578
1.375%, 11/15/2031	19,545,000	15,034,380
4.125%, 11/15/2032	10,245,000	9,675,122

Total U.S. Treasury Notes
(Identified Cost $112,860,895)		106,256,361
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $144,528,255)		132,218,549

ASSET-BACKED SECURITIES - 4.3%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[2]	1,800,000	1,570,459
ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,450,000	1,349,128

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	831,993	$754,545
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	549,751	476,832
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	513,795	508,642
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,150,000	1,861,004
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	2,200,000	2,098,110
Libra Solutions LLC, Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	923,939	919,329
Nelnet Student Loan Trust, Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 6.135%, 3/26/2040[2,6]	166,729	164,731
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061[2]	2,275,000	1,945,287
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	74,472	74,375
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	349,057	337,164
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,975,000	1,865,466
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,550,000	2,500,321
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	1,391,499	1,327,434
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,258,183	1,242,998
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,537,560	1,307,971
SoFi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	233,961	226,074
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,500,000	1,330,927
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,7]	58,420	57,709
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,7]	51,502	50,997
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.439%, 10/25/2048[2,6]	308,875	308,484

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $24,031,284)		22,277,987

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.7%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,7]	1,209,302	$1,033,828
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	34,196	31,266
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,7]	840,091	612,038
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	163,616	131,886
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	97,193	78,482
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	53,308	46,616
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	17,309	16,678
Series 2021-69, Class WJ, 1.50%, 10/25/2050	871,188	685,063
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,879,091	1,499,815
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	289,591	254,548
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,166,007	1,044,811
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	890,500	730,966
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	921,888	755,756
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	1,049,304	804,404
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	143,075	133,166
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	105,571	89,917
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	175,897	156,392
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	237,897	214,935
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	268,728	241,812
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,7]	1,424,678	1,093,203
PCG LLC, Series 2023-1, Class NOTE, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.324%, 7/25/2029 (Acquired 07/24/2023, cost $3,797,516)[4,6]	3,797,516	3,796,948
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	899,272	787,359

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]		1,083,363	$872,905
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]		1,802,770	1,320,190
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,7]		1,865,532	1,356,487
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]		99,526	80,598
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]		463,505	394,360
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]		99,480	85,221
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]		115,754	98,692
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.50%, 11/15/2027[2,6]		1,167,416	825,970
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]		153,803	140,232
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		43,716	37,466

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $23,302,394)			19,452,010

FOREIGN GOVERNMENT BONDS - 0.1%

Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	972,000	46,971
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		440,000	425,182

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $517,600)			472,153

MUNICIPAL BONDS - 0.6%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,340,000	1,944,736
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,795,000	1,218,233
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		230,000	192,645

TOTAL MUNICIPAL BONDS
(Identified Cost $4,429,124)			3,355,614

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 8.3%

Mortgage-Backed Securities - 8.3%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024	394	$391
Pool #MA3463, UMBS, 4.00%, 9/1/2033	201,745	190,755
Pool #MA1834, UMBS, 4.50%, 2/1/2034	272,985	261,917
Pool #MA1903, UMBS, 4.50%, 5/1/2034	114,876	110,219
Pool #889576, UMBS, 6.00%, 4/1/2038	103,706	105,600
Pool #889579, UMBS, 6.00%, 5/1/2038	83,631	85,159
Pool #MA3412, UMBS, 3.50%, 7/1/2038	278,440	250,993
Pool #995196, UMBS, 6.00%, 7/1/2038	4,945	5,029
Pool #AD0207, UMBS, 6.00%, 10/1/2038	263,326	268,137
Pool #AD0220, UMBS, 6.00%, 10/1/2038	8,811	8,961
Pool #MA0258, UMBS, 4.50%, 12/1/2039	183,293	171,911
Pool #AL1595, UMBS, 6.00%, 1/1/2040	108,764	110,751
Pool #AL0152, UMBS, 6.00%, 6/1/2040	207,460	211,250
Pool #MA4203, UMBS, 2.50%, 12/1/2040	1,952,649	1,617,878
Pool #AL0241, UMBS, 4.00%, 4/1/2041	325,489	294,780
Pool #AI5172, UMBS, 4.00%, 8/1/2041	202,138	182,404
Pool #AL1410, UMBS, 4.50%, 12/1/2041	358,629	333,163
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,413,728	2,135,525
Pool #MA4934, UMBS, 5.00%, 2/1/2043	3,502,006	3,279,176
Pool #AL7729, UMBS, 4.00%, 6/1/2043	183,790	165,847
Pool #AX5234, UMBS, 4.50%, 11/1/2044	192,201	177,241
Pool #AS4103, UMBS, 4.50%, 12/1/2044	251,991	232,481
Pool #BC6764, UMBS, 3.50%, 4/1/2046	137,791	117,479
Pool #BD6997, UMBS, 4.00%, 10/1/2046	83,357	73,762
Pool #BE7845, UMBS, 4.50%, 2/1/2047	93,743	85,598
Pool #AL8674, 5.645%, 1/1/2049	690,963	688,047
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,253,777	1,919,687
Pool #FS4339, UMBS, 3.00%, 12/1/2050	4,008,773	3,277,984

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #FS4511, UMBS, 4.00%, 8/1/2051	1,458,430	$1,283,547
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,873,410	2,331,031
Pool #MA4600, UMBS, 3.50%, 5/1/2052	2,565,313	2,138,926
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,495,064	2,161,842
Pool #BW1194, UMBS, 4.00%, 9/1/2052	3,696,161	3,199,661
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,800,388	2,502,736
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,111,348	1,056,165
Pool #MA4868, UMBS, 5.00%, 1/1/2053	3,531,399	3,255,866
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	180,813	173,711
Pool #C91771, 4.50%, 6/1/2034	160,187	153,895
Pool #C91780, 4.50%, 7/1/2034	224,036	215,446
Pool #G03926, 6.00%, 2/1/2038	41,343	42,157
Pool #G05906, 6.00%, 4/1/2040	37,996	38,744
Pool #Q33778, 4.00%, 6/1/2045	232,674	206,627
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,393,464	1,944,875
Pool #SD1129, UMBS, 4.00%, 8/1/2051	2,609,453	2,296,548
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,152,390	1,923,614
Pool #SD8276, UMBS, 5.00%, 12/1/2052	2,361,410	2,177,164

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $48,183,250)		43,464,680

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[8]
(Identified Cost $8,812,386)	8,812,386	8,812,386

TOTAL INVESTMENTS - 99.7%
(Identified Cost $540,732,992)		520,202,971
OTHER ASSETS, LESS LIABILITIES - 0.3%		1,521,990
NET ASSETS - 100%		$521,724,961

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

Impt. - Improvement

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $51,052,865, which represented 9.8% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2023.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2023 was $4,654,689, or 0.9% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2023.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2023.

8Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2023

ASSETS:

Investments in securities, at value (identified cost $540,732,992) (Note 2)	$520,202,971
Cash	454
Foreign currency, at value (identified cost $56)	55
Interest receivable	2,065,578
Receivable for fund shares sold	943,448
Foreign tax reclaims receivable	290,002
Receivable for securities sold	207,090
Dividends receivable	126,177
Prepaid expenses	1,650

TOTAL ASSETS	523,837,425

LIABILITIES:

Accrued management fees[1]	270,538
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	149,280
Accrued sub-transfer agent fees[1]	99,724
Accrued fund accounting and administration fees[1]	27,348
Directors' fees payable[1]	14,414
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for securities purchased	735,418
Payable for fund shares repurchased	664,906
Other payables and accrued expenses .	147,813

TOTAL LIABILITIES	2,112,464

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$521,724,961

NET ASSETS CONSIST OF:

Capital stock	$305,801
Additional paid-in-capital	546,057,312
Total distributable earnings (loss)	(24,638,152)

TOTAL NET ASSETS	$521,724,961

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2023

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($263,178,966/15,450,351 shares)	$17.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($130,709,046/7,652,559 shares)	$17.08

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($41,368,148/2,419,045 shares)	$17.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($86,349,103/5,051,151 shares)	$17.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($119,698/6,963 shares)	$17.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Interest	$10,928,651
Dividends (net of foreign taxes withheld, $206,327)	4,897,406

Total Investment Income	15,826,057

EXPENSES:

Management fees (Note 3)	3,366,778
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	921,007
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	706,363
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	219,154
Sub-transfer agent fees (Note 3)	260,328
Fund accounting and administration fees (Note 3)	125,724
Directors’ fees (Note 3)	88,529
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	32,242
Miscellaneous	615,974

Total Expenses	6,344,523
Less reduction of expenses (Note 3)	(814)

Net Expenses	6,343,709

NET INVESTMENT INCOME	9,482,348

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(11,254,134)
Foreign currency and translation of other assets and liabilities	(6,580)

(11,260,714)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	27,091,185
Foreign currency and translation of other assets and liabilities	10,495

27,101,680

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,840,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,323,314

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,482,348	$5,335,686
Net realized gain (loss) on investments and foreign currency	(11,260,714)	17,080,685
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,101,680	(151,203,764)

Net increase (decrease) from operations	25,323,314	(128,787,393)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(10,357,244)	(17,424,664)
Class I	(5,577,862)	(21,511,938)
Class R	(1,405,689)	(4,776,610)
Class L	(2,408,982)	(10,616,950)
Class W	(5,507)	(387)

Total distributions to shareholders	(19,755,284)	(54,330,549)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(30,117,008)	2,073,496

Net increase (decrease) in net assets	(24,548,978)	(181,044,446)

NET ASSETS:

Beginning of year	546,273,939	727,318,385

End of year	$521,724,961	$546,273,939

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.90	$21.76	$19.12	$18.02	$16.85
Income (loss) from investment operations:
Net investment income[1]	0.31	0.17	0.11	0.16	0.22
Net realized and unrealized gain (loss) on investments	0.46	(3.98)	3.80	1.72 [2]	1.87
Total from investment operations	0.77	(3.81)	3.91	1.88	2.09
Less distributions to shareholders:
From net investment income	(0.20)	(0.05)	(0.06)	(0.12)	(0.15)
From net realized gain on investments	(0.44)	(1.00)	(1.21)	(0.66)	(0.77)
Total distributions to shareholders	(0.64)	(1.05)	(1.27)	(0.78)	(0.92)

Net asset value - End of year	$17.03	$16.90	$21.76	$19.12	$18.02
Net assets - End of year (000’s omitted)	$263,179	$276,523	$365,077	$334,977	$276,300
Total return[3]	4.48%	(18.35% )	21.19%	10.74% [2]	13.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.04%	1.02%	1.01%	1.02%	1.05%
Net investment income	1.78%	0.91%	0.54%	0.87%	1.31%
Series portfolio turnover	56%	66%	66%	120%	61%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20		10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.96	$23.33	$22.09	$21.83		$21.56
Income (loss) from investment operations:
Net investment income[1]	0.35	0.21	0.17	0.24		0.31
Net realized and unrealized gain (loss) on investments	0.47	(4.00)	4.22	2.00	[2]	2.27
Total from investment operations	0.82	(3.79)	4.39	2.24		2.58
Less distributions to shareholders:
From net investment income	(0.26)	(0.19)	(0.26)	(0.41)		(0.48)
From net realized gain on investments	(0.44)	(2.39)	(2.89)	(1.57)		(1.83)
Total distributions to shareholders	(0.70)	(2.58)	(3.15)	(1.98)		(2.31)

Net asset value - End of year	$17.08	$16.96	$23.33	$22.09		$21.83
Net assets - End of year (000’s omitted)	$130,709	$137,658	$192,593	$149,603		$117,991
Total return[3]	4.76%	(18.14% )	21.48%	10.88%	[2]	13.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.82%	0.79%	0.79%	0.81%	[4]	0.85%
Net investment income	2.00%	1.14%	0.75%	1.06%		1.51%
Series portfolio turnover	56%	66%	66%	120%		61%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A		0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.98. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20		10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.94	$22.80	$21.08	$20.48		$19.87
Income (loss) from investment operations:
Net investment income[1]	0.27	0.13	0.08	0.09		0.21
Net realized and unrealized gain (loss) on investments	0.46	(4.00)	4.05	1.96	[2]	2.09
Total from investment operations	0.73	(3.87)	4.13	2.05		2.30
Less distributions to shareholders:
From net investment income	(0.13)	(0.10)	(0.13)	(0.21)		(0.24)
From net realized gain on investments	(0.44)	(1.89)	(2.28)	(1.24)		(1.45)
Total distributions to shareholders	(0.57)	(1.99)	(2.41)	(1.45)		(1.69)

Net asset value - End of year	$17.10	$16.94	$22.80	$21.08		$20.48
Net assets - End of year (000’s omitted)	$41,368	$42,104	$56,058	$52,600		$6,149
Total return[3]	4.27%	(18.48% )	20.86%	10.53%	[2]	12.73%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.28%	1.25%	1.24%	1.31%	[4]	1.35%
Net investment income	1.54%	0.68%	0.31%	0.41%		1.02%
Series portfolio turnover	56%	66%	66%	120%		61%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A		0.02%

1 Calculated based on average shares outstanding during the years.

2 During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 10.43%.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4 Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.93	$23.08	$21.54	$21.10	$20.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.03	(0.04)	0.02	0.11
Net realized and unrealized gain (loss) on investments	0.45	(4.03)	4.15	1.96 [2]	2.19
Total from investment operations	0.63	(4.00)	4.11	1.98	2.30
Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.02)	(0.15)	(0.21)
From net realized gain on investments	(0.44)	(2.11)	(2.55)	(1.39)	(1.62)
Total distributions to shareholders	(0.47)	(2.15)	(2.57)	(1.54)	(1.83)

Net asset value - End of year	$17.09	$16.93	$23.08	$21.54	$21.10
Net assets - End of year (000’s omitted)	$86,349	$89,871	$113,582	$100,254	$100,804
Total return[3]	3.67%	(19.03% )	20.38%	9.87% [2]	12.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.81%	1.78%	1.76%	1.77%	1.80%
Net investment income (loss)	1.01%	0.16%	(0.22% )	0.13%	0.57%
Series portfolio turnover	56%	66%	66%	120%	61%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.00% [4]

1 Calculated based on average shares outstanding during the years.

2 During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 9.76%.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4 Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

	FOR THE YEAR ENDED				FOR THE
	10/31/23	10/31/22	10/31/21	10/31/20	PERIOD 4/1/19[1] TO 10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$17.04	$21.85	$19.18	$18.08	$17.04
Income (loss) from investment operations:
Net investment income[2]	0.48	0.39	0.30	0.33	0.23
Net realized and unrealized gain (loss) on investments	0.47	(4.04)	3.82	1.71 [3]	0.90
Total from investment operations	0.95	(3.65)	4.12	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.36)	(0.16)	(0.24)	(0.28)	(0.09)
From net realized gain on investments	(0.44)	(1.00)	(1.21)	(0.66)	(0.00)[4]
Total distributions to shareholders	(0.80)	(1.16)	(1.45)	(0.94)	(0.09)
Net asset value - End of period	$17.19	$17.04	$21.85	$19.18	$18.08
Net assets - End of period (000’s omitted)	$120	$118	$7	$6	$5
Total return[5]	5.51%	(17.60% )	22.34%	11.70% [3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%	[6]
Net investment income	2.72%	2.23%	1.44%	1.78%	2.20%	[6]
Series portfolio turnover	56%	66%	66%	120%	61%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.66%	0.63%	0.62%	0.62%	0.62%	[6]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

4 Less than $(0.01).

5 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6 Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2023 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Maximum Term Series - Class S2	6.24%	7.69%	6.83%
Pro-Blend® Maximum Term Series - Class I2	6.42%	7.97%	7.10%
Pro-Blend® Maximum Term Series - Class R2,3	5.96%	7.45%	6.58%
Pro-Blend® Maximum Term Series - Class L2,3	5.44%	6.91%	6.05%
Pro-Blend® Maximum Term Series - Class W2,4	7.25%	8.68%	7.32%
Russell 3000® Index[5]	8.38%	10.23%	10.52%
65/20/15 Blended Index[6]	8.02%	7.51%	7.59%

The following graph compares the value of a $10,000 investment in the Pro-Blend®  Maximum Term Series - Class S for the ten years ended October 31, 2023 to the Russell 3000®  Index and the 65/20/15 Blended Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.33% for Class R, 1.85% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for Class S, 0.93% for Class I, 1.33% for Class R, 1.87% for Class L and 0.81% for Class W for the year ended October 31, 2023.

3 For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4 For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5 The Russell 3000®  Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2023 - Pro-Blend®  Maximum Term Series

(unaudited)

6 The 65/20/15 Blended Index is 65% Russell 3000®  Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates ("Index Sponsors") and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/23	ENDING ACCOUNT VALUE 10/31/23	EXPENSES PAID DURING PERIOD* 5/1/23 - 10/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$949.50	$5.41	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$950.50	$4.18	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$948.00	$6.63	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class L
Actual	$1,000.00	$945.50	$9.07	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class W
Actual	$1,000.00	$953.90	$0.49	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series - as of October 31, 2023 (unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Health Care	14.7%
Financials	13.3%
Information Technology	12.6%
Industrials	9.5%
Communication Services	9.3%
Consumer Staples	9.2%
Consumer Discretionary	8.2%
Real Estate	4.0%
Materials	1.5%
Energy	0.9%
Utilities	0.7%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Amazon.com, Inc.	3.7%
Meta Platforms, Inc. - Class A	3.3%
Johnson & Johnson	2.6%
ServiceNow, Inc.	2.5%
Alphabet, Inc. - Class A	2.4%
Mastercard, Inc. - Class A	2.3%
L3Harris Technologies, Inc.	2.3%
Visa, Inc. - Class A	2.2%
Electronic Arts, Inc.	2.1%
Micron Technology, Inc.	2.1%

5As a percentage of total investments.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 80.9%

Communication Services - 8.9%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom S.A. - ADR (Spain)	234,460	$3,423,116
Cellnex Telecom S.A. (Spain)[2]	6,634	195,014
Helios Towers plc (Tanzania)*	64,740	47,645
		3,665,775
Entertainment - 2.1%
Electronic Arts, Inc.	69,733	8,632,248
Interactive Media & Services - 5.8%
Alphabet, Inc. - Class A*	78,856	9,784,453
Auto Trader Group plc (United Kingdom)[2]	61,591	465,890
Meta Platforms, Inc. - Class A*	44,764	13,486,050
Tencent Holdings Ltd. (China)	12,900	477,413
		24,213,806
Media - 0.1%
Comcast Corp. - Class A	5,625	232,256
Omnicom Group, Inc.	619	46,370
Paramount Global - Class B	1,716	18,670
		297,296
Total Communication Services		36,809,125
Consumer Discretionary - 7.9%
Broadline Retail - 4.3%
Amazon.com, Inc.*	113,780	15,142,980
Dollarama, Inc. (Canada)	2,784	190,117
eBay, Inc.	1,278	50,136
MercadoLibre, Inc. (Brazil)*	1,834	2,275,517
		17,658,750
Distributors - 0.0%##
Genuine Parts Co.	414	53,348
Hotels, Restaurants & Leisure - 0.0%##
Marriott Vacations Worldwide Corp.	615	55,264
Monarch Casino & Resort, Inc.	1,642	98,832
		154,096
Household Durables - 1.0%
Sony Group Corp. - ADR (Japan)	46,271	3,842,807
Sony Group Corp. (Japan)	4,100	340,869
		4,183,676
Specialty Retail - 0.1%
The Home Depot, Inc.	1,179	335,649
Textiles, Apparel & Luxury Goods - 2.5%
lululemon athletica, Inc. *	9,890	3,891,517
NIKE, Inc. - Class B	64,620	6,640,998
		10,532,515
Total Consumer Discretionary		32,918,034
Consumer Staples - 9.0%
Beverages - 4.5%
The Coca-Cola Co.	143,663	8,115,523
Constellation Brands, Inc. - Class A	23,763	5,564,107

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Diageo plc (United Kingdom)	8,965	$339,021
Heineken N.V. - ADR (Netherlands)	91,913	4,136,085
Heineken N.V. (Netherlands)	4,769	428,463
		18,583,199
Consumer Staples Distribution & Retail - 0.0%##
Sysco Corp.	857	56,982
Food Products - 3.0%
Archer-Daniels-Midland Co.	1,116	79,872
Bunge Ltd.	438	46,419
Campbell Soup Co.	956	38,632
Conagra Brands, Inc.	1,479	40,465
General Mills, Inc.	1,300	84,812
The J.M. Smucker Co.	338	38,478
KellanovA	650	32,805
The Kraft Heinz Co.	1,815	57,100
Mondelez International, Inc. - Class A	75,709	5,012,693
Nestle S.A. - ADR	61,106	6,584,783
Nestle S.A	5,726	617,485
Tyson Foods, Inc. - Class A	840	38,934
		12,672,478
Household Products - 0.1%
Colgate-Palmolive Co.	1,575	118,314
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	97,800	179,229
		297,543
Personal Care Products - 1.4%
Beiersdorf AG (Germany)	3,421	449,930
L'Oreal S.A. (France)	206	86,588
Unilever plc - ADR (United Kingdom)	107,817	5,105,135
		5,641,653
Total Consumer Staples		37,251,855
Energy - 0.4%
Energy Equipment & Services - 0.1%
Halliburton Co.	1,629	64,085
Schlumberger N.V	1,885	104,919
		169,004
Oil, Gas & Consumable Fuels - 0.3%
Chevron Corp.	1,788	260,565
ConocoPhillips	1,531	181,883
Coterra Energy, Inc.	1,829	50,297
Devon Energy Corp.	1,259	58,632
Diamondback Energy, Inc.	390	62,525
EOG Resources, Inc.	896	113,120
Exxon Mobil Corp.	2,874	304,213
Marathon Oil Corp.	1,341	36,623
Marathon Petroleum Corp.	847	128,109
Phillips 66	705	80,419

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	535	$67,945
		1,344,331
Total Energy		1,513,335
Financials - 12.8%
Banks - 1.9%
Bank of America Corp.	7,285	191,887
Citigroup, Inc.	3,248	128,263
Fifth Third Bancorp.	1,786	42,346
FinecoBank Banca Fineco S.p.A. (Italy)	30,741	362,641
HDFC Bank Ltd. - ADR (India)	61,450	3,474,997
Huntington Bancshares, Inc.	3,193	30,812
JPMorgan Chase & Co.	23,764	3,304,622
Regions Financial Corp.	2,697	39,187
Truist Financial Corp.	2,119	60,095
U.S. Bancorp.	2,852	90,922
Wells Fargo & Co.	4,049	161,029
		7,886,801
Capital Markets - 5.7%
Avanza Bank Holding AB (Sweden)	14,285	241,487
Cboe Global Markets, Inc.	31,015	5,083,048
Deutsche Boerse AG - ADR (Germany)	151,114	2,475,247
Deutsche Boerse AG (Germany)	2,921	480,786
Intercontinental Exchange, Inc.	32,364	3,477,188
Intermediate Capital Group plc (United Kingdom)	9,588	152,651
Moody's Corp.	21,964	6,764,912
S&P Global, Inc.	13,931	4,866,238
		23,541,557
Financial Services - 4.5%
Mastercard, Inc. - Class A	25,579	9,626,657
Visa, Inc. - Class A	38,093	8,955,664
		18,582,321
Insurance - 0.7%
Admiral Group plc - ADR (United Kingdom)	62,063	1,836,444
Admiral Group plc (United Kingdom)	19,590	582,073
The Hartford Financial Services Group, Inc.	605	44,437
RenaissanceRe Holdings Ltd. (Bermuda)	2,054	451,038
The Travelers Companies, Inc.	529	88,576
		3,002,568
Total Financials		53,013,247
Health Care - 14.7%
Biotechnology - 1.9%
BioMarin Pharmaceutical, Inc.*	61,690	5,024,651
Gilead Sciences, Inc.	2,170	170,432

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc.*	7,068	$2,559,393
		7,754,476
Health Care Equipment & Supplies - 4.6%
Abbott Laboratories	2,023	191,274
Alcon, Inc. (Switzerland)	49,868	3,556,586
Baxter International, Inc.	1,102	35,738
Boston Scientific Corp.*	37,737	1,931,757
IDEXX Laboratories, Inc.*	9,098	3,634,378
Intuitive Surgical, Inc.*	12,940	3,393,127
Medtronic plc	88,897	6,272,572
		19,015,432
Health Care Providers & Services - 2.4%
CVS Health Corp.	39,632	2,735,004
Humana, Inc.	9,608	5,031,614
Quest Diagnostics, Inc.	365	47,487
UnitedHealth Group, Inc.	3,597	1,926,409
		9,740,514
Life Sciences Tools & Services - 1.0%
Lonza Group AG (Switzerland)	481	168,448
Thermo Fisher Scientific, Inc.	9,155	4,071,869
		4,240,317
Pharmaceuticals - 4.8%
AstraZeneca plc - ADR (United Kingdom)	85,181	5,385,995
Bristol-Myers Squibb Co.	2,942	151,601
Johnson & Johnson	73,787	10,945,564
Merck & Co., Inc.	3,097	318,062
Novartis AG - ADR (Switzerland)	33,486	3,133,620
Pfizer, Inc.	5,792	177,003
Sandoz Group AG - ADR (Switzerland)*	1	26
		20,111,871
Total Health Care		60,862,610
Industrials - 9.3%
Aerospace & Defense - 4.3%
Airbus SE (France)	2,541	340,688
BAE Systems plc - ADR (United Kingdom)	36,006	1,961,967
BAE Systems plc (United Kingdom)	50,132	674,094
General Dynamics Corp.	563	135,858
L3Harris Technologies, Inc.	52,735	9,461,186
Lockheed Martin Corp.	429	195,041
Northrop Grumman Corp.	10,773	5,078,715
RTX Corp.	1,627	132,421
		17,979,970
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	439	35,924
FedEx Corp.	347	83,315

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Air Freight & Logistics (continued)
United Parcel Service, Inc. - Class B	1,025	$144,781
		264,020
Building Products - 1.4%
Masco Corp.	115,521	6,017,489
Commercial Services & Supplies - 1.2%
Cleanaway Waste Management Ltd. (Australia)	179,039	255,049
Copart, Inc.*	44,494	1,936,379
Rentokil Initial plc - ADR (United Kingdom)	100,185	2,563,734
Rentokil Initial plc (United Kingdom)	67,396	343,214
		5,098,376
Electrical Equipment - 0.0%##
Emerson Electric Co.	1,228	109,255
Ground Transportation - 1.9%
Canadian National Railway Co. (Canada)	19,462	2,058,691
CSX Corp.	65,840	1,965,324
Norfolk Southern Corp.	9,732	1,856,768
Union Pacific Corp.	9,238	1,917,901
		7,798,684
Industrial Conglomerates - 0.1%
3M Co.	973	88,494
Honeywell International, Inc.	1,053	192,973
		281,467
Machinery - 0.1%
Caterpillar, Inc.	902	203,897
Cummins, Inc.	385	83,275
Techtronic Industries Co. Ltd. (Hong Kong)	26,000	237,368
		524,540
Professional Services - 0.0%##
Broadridge Financial Solutions, Inc.	339	57,847
Trading Companies & Distributors - 0.1%
IMCD N.V. (Netherlands)	2,043	245,968
Transportation Infrastructure - 0.1%
Auckland International Airport Ltd. (New Zealand)	55,468	237,197
Total Industrials		38,614,813
Information Technology - 12.4%
Communications Equipment - 0.1%
Cisco Systems, Inc.	5,289	275,716
Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	1,484	39,712
Halma plc (United Kingdom)	9,728	218,767
Keyence Corp. (Japan)	700	270,983

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd.	611	$72,006
		601,468
IT Services - 1.3%
Cognizant Technology Solutions Corp. - Class A	884	56,991
Endava plc - ADR (United Kingdom)*	3,405	170,795
Globant S.A. *	1,100	187,319
International Business Machines Corp.	1,016	146,954
Keywords Studios plc (Ireland)	11,485	182,370
Snowflake, Inc. - Class A*	33,845	4,911,925
		5,656,354
Semiconductors & Semiconductor Equipment - 4.4%
Analog Devices, Inc.	920	144,744
Applied Materials, Inc.	35,682	4,722,513
Broadcom, Inc.	358	301,211
Microchip Technology, Inc.	1,015	72,359
Micron Technology, Inc.	127,782	8,544,782
QUALCOMM, Inc.	1,700	185,283
Skyworks Solutions, Inc.	399	34,609
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	45,927	3,963,959
Texas Instruments, Inc.	1,072	152,235
		18,121,695
Software - 6.5%
Atlassian Corp. - Class A *	1,371	247,658
Intuit, Inc.	6,816	3,373,579
Microsoft Corp.	22,226	7,514,833
Salesforce, Inc.*	26,252	5,272,189
ServiceNow, Inc.*	18,126	10,546,613
		26,954,872
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	666	48,471
Total Information Technology		51,658,576
Materials - 1.4%
Chemicals - 1.4%
Air Liquide S.A. (France)	2,073	355,213
Dow, Inc.	1,282	61,972
FMC Corp.	99,935	5,316,542
International Flavors & Fragrances, Inc.	572	39,096
PPG Industries, Inc.	462	56,720
		5,829,543
Containers & Packaging - 0.0%##
Packaging Corp. of America	261	39,946
Total Materials		5,869,489

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate - 3.6%
Health Care REITs - 0.1%
Community Healthcare Trust, Inc.	4,067	$116,601
Physicians Realty Trust	7,092	77,019
Ventas, Inc.	3,404	144,534
Welltower, Inc.	2,590	216,550
		554,704
Industrial REITs - 0.4%
Americold Realty Trust, Inc.	8,700	228,114
LXP Industrial Trust	18,840	149,024
Prologis, Inc.	7,126	717,945
Rexford Industrial Realty, Inc.	3,460	149,610
STAG Industrial, Inc.	2,281	75,775
Terreno Realty Corp.	2,780	148,118
		1,468,586
Office REITs - 0.0%##
Equity Commonwealth	8,821	167,070
Residential REITs - 0.4%
American Homes 4 Rent - Class A	2,533	82,930
Apartment Income REIT Corp.	2,174	63,503
AvalonBay Communities, Inc.	1,335	221,263
Equity LifeStyle Properties, Inc.	3,630	238,854
Essex Property Trust, Inc.	244	52,197
Flagship Communities REIT	6,837	100,504
Invitation Homes, Inc.	7,886	234,135
Mid-America Apartment Communities, Inc.	826	97,592
Sun Communities, Inc.	2,784	309,692
UDR, Inc.	3,284	104,464
		1,505,134
Retail REITs - 0.1%
Agree Realty Corp.	4,122	230,585
Getty Realty Corp.	2,950	78,529
Realty Income Corp.	2,741	129,868
		438,982
Specialized REITs - 2.6%
American Tower Corp.	1,474	262,652
Equinix, Inc.	7,219	5,267,271
Extra Space Storage, Inc.	1,669	172,892
Public Storage	1,194	285,020
SBA Communications Corp.	22,765	4,749,462
		10,737,297
Total Real Estate		14,871,773
Utilities - 0.5%
Electric Utilities - 0.5%
Evergy, Inc.	46,610	2,290,415
TOTAL COMMON STOCKS
(Identified Cost $318,566,177)		335,673,272

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.0%##

Information Technology - 0.0%##
Software - 0.0%##
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	2,921	$18,928
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	5,500	33,385
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	4,566	77,850
TOTAL PREFERRED STOCKS (Identified Cost $325,131)		130,163

CORPORATE BONDS - 2.9%

Non-Convertible Corporate Bonds- 2.9%
Communication Services - 0.4%
Entertainment - 0.1%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	510,000	451,498
Interactive Media & Services - 0.3%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	1,370,000	1,231,216
Total Communication Services		1,682,714

Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	250,000	192,153
(China), 4.00%, 12/6/2037	750,000	563,109
Amazon.com, Inc., 3.30%, 4/13/2027	670,000	627,967
Total Consumer Discretionary		1,383,229

Consumer Staples - 0.2%
Beverages - 0.2%
PepsiCo, Inc., 3.90%, 7/18/2032	660,000	585,816

Energy - 0.5%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	210,000	209,488
Oil, Gas & Consumable Fuels - 0.4%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	233,280	211,408
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	740,000	718,384
Energy Transfer LP, 6.50%, 2/1/2042	790,000	732,604
		1,662,396
Total Energy		1,871,884
Financials - 0.5%
Banks - 0.4%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	600,000	460,887

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	540,000	$475,159
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	830,000	749,798
		1,685,844
Consumer Finance - 0.1%
Navient Corp., 6.75%, 6/25/2025	235,000	229,454
Financial Services - 0.0%##
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	135,000	118,574
Total Financials		2,033,872

Industrials - 0.2%
Ground Transportation - 0.0%##
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	240,000	231,250
Passenger Airlines - 0.1%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	50,920	50,759
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	32,245	29,776
Series 2019-2, Class B, 3.50%, 5/1/2028	257,410	227,944
		308,479
Trading Companies & Distributors - 0.1%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	300,000	253,056
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	230,000	206,226
		459,282
Total Industrials		999,011
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
QUALCOMM, Inc., 4.25%, 5/20/2032	445,000	402,490
Materials - 0.1%
Metals & Mining - 0.1%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	349,805	314,911
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $44,437)[4,5]	220,000	22
Total Materials		314,933

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 0.4%
Industrial REITs - 0.0%##
IIP Operating Partnership LP, 5.50%, 5/25/2026	230,000	$205,950
Retail REITs - 0.2%
Simon Property Group LP, 2.65%, 2/1/2032	1,180,000	899,678
Specialized REITs - 0.2%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $208,250)[4]	245,000	230,817
SBA Tower Trust, 6.599%, 1/15/2028[2]	405,000	404,218
		635,035
Total Real Estate		1,740,663

Utilities - 0.2%
Electric Utilities - 0.1%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	320,000	317,361
Independent Power and Renewable Electricity Producers - 0.1%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	640,000	640,098
Total Utilities		957,459
TOTAL CORPORATE BONDS (Identified Cost $13,386,982)		11,972,071

U.S. TREASURY SECURITIES - 13.9%

U.S. Treasury Bonds - 1.4%
U.S. Treasury Bond, 2.375%, 2/15/2042 (Identified Cost $6,829,520)	8,940,000	5,936,719
U.S. Treasury Notes - 12.5%
U.S. Treasury Inflation Indexed Note,
0.125%, 1/15/2031	2,954,472	2,497,764
U.S. Treasury Note
3.125%, 11/15/2028	14,084,000	12,994,691
1.75%, 11/15/2029	28,270,000	23,760,051
0.875%, 11/15/2030	16,510,000	12,640,469
Total U.S. Treasury Notes (Identified Cost $54,654,445)		51,892,975
TOTAL U.S. TREASURY SECURITIES (Identified Cost $61,483,965)		57,829,694

ASSET-BACKED SECURITIES - 0.0%##

Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	4,730	4,103

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Nelnet Student Loan Trust, Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 6.135%, 3/26/2040[2,6]	8,562	$8,460
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	3,767	3,762
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	4,221	4,078
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	3,004	2,902
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,7]	718	709
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,7]	529	524
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.439%, 10/25/2048[2,6]	3,231	3,227
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	9,730	9,652
TOTAL ASSET-BACKED SECURITIES (Identified Cost $38,914)		37,417

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%##

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	345	315
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	1,943	1,567
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	2,746	2,401
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	3,243	2,850
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	1,699	1,582
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	5,404	4,602
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	2,100	1,867
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	2,910	2,629
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	3,222	2,900
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	3,208	2,809
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	1,189	963

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust (continued)
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	3,382	$2,877
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]	1,433	1,221
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.50%, 11/15/2027[2,6]	14,572	10,310
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]	7,887	7,192
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $54,955)		46,085

U.S. GOVERNMENT AGENCIES - 0.0%##

Mortgage-Backed Securities - 0.0%##
Fannie Mae
Pool #MA1834, UMBS, 4.50%, 2/1/2034	3,293	3,159
Pool #AD0207, UMBS, 6.00%, 10/1/2038	3,245	3,304
Pool #MA0258, UMBS, 4.50%, 12/1/2039	2,259	2,119
Pool #AL8674, 5.645%, 1/1/2049	8,481	8,445
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	2,262	2,173
Pool #C91771, 4.50%, 6/1/2034	1,968	1,891
Pool #C91780, 4.50%, 7/1/2034	2,718	2,614
TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $26,925)		23,705

SHORT-TERM INVESTMENT - 2.0%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[8]
(Identified Cost $8,497,275)	8,497,275	8,497,275

TOTAL INVESTMENTS - 99.7% (Identified Cost $402,380,324)		414,209,682
OTHER ASSETS, LESS LIABILITIES -0.3%		1,049,887
NET ASSETS - 100%		$415,259,569

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2023

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $4,322,180, which represented 1.0% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2023.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2023 was $230,839, or 0.1% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2023.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2023.

8Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2023

ASSETS:

Investments in securities, at value (identified cost $402,380,324) (Note 2)	$414,209,682
Foreign currency, at value (identified cost $40)	40
Receivable for fund shares sold	813,890
Interest receivable	688,891
Foreign tax reclaims receivable	401,053
Dividends receivable	111,042
Receivable for securities sold	89,469

TOTAL ASSETS	416,314,067

LIABILITIES:

Due to custodian	1,087
Accrued sub-transfer agent fees[1]	149,407
Accrued management fees[1]	126,293
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	111,596
Accrued fund accounting and administration fees[1]	20,692
Directors' fees payable[1]	11,494
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for securities purchased	301,394
Payable for fund shares repurchased	150,399
Accrued transfer agent fees	115,482
Other payables and accrued expenses	63,631

TOTAL LIABILITIES	1,054,498

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$415,259,569

NET ASSETS CONSIST OF:

Capital stock	$195,619
Additional paid-in-capital	396,100,701
Total distributable earnings (loss)	18,963,249

TOTAL NET ASSETS	$415,259,569

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2023

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($235,842,791/11,124,944 shares)	$21.20

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($86,866,344/4,077,424 shares)	$21.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($41,847,410/1,967,047 shares)	$21.27

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($49,439,269/2,333,626 shares)	$21.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,263,755/58,845 shares)	$21.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $165,931)	$5,310,939
Interest	2,794,198

Total Investment Income	8,105,137

EXPENSES:

Management fees (Note 3)	2,684,928
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	650,991
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	509,094
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	223,088
Sub-transfer agent fees (Note 3)	394,675
Fund accounting and administration fees (Note 3)	103,658
Directors’ fees (Note 3)	70,947
Chief Compliance Officer service fees (Note 3)	8,424
Transfer agent fees	444,521
Custodian fees	30,016
Miscellaneous	289,391

Total Expenses	5,409,733
Less reduction of expenses (Note 3)	(240,248)

Net Expenses	5,169,485

NET INVESTMENT INCOME	2,935,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	6,738,538
Foreign currency and translation of other assets and liabilities	(1,641)

6,736,897

Net change in unrealized appreciation (depreciation) on-
Investments	18,304,703
Foreign currency and translation of other assets and liabilities	24,001

18,328,704

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	25,065,601

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,001,253

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,935,652	$1,381,874
Net realized gain (loss) on investments and foreign currency	6,736,897	46,462,969
Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,328,704	(166,535,500)

Net increase (decrease) from operations	28,001,253	(118,690,657)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(25,379,691)	(18,792,228)
Class I	(8,810,837)	(17,907,893)
Class R	(4,218,822)	(5,663,011)
Class L	(4,662,158)	(8,253,452)
Class W	(139,872)	(52,825)

Total distributions to shareholders	(43,211,380)	(50,669,409)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	2,180,592	27,404,994

Net increase (decrease) in net assets	(13,029,535)	(141,955,072)

NET ASSETS:

Beginning of year	428,289,104	570,244,176

End of year	$415,259,569	$428,289,104

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.09	$29.84	$22.70	$21.32	$20.59
Income (loss) from investment operations:
Net investment income[1]	0.16	0.08	0.02	0.05	0.14
Net realized and unrealized gain (loss) on investments	1.21	(6.13)	7.95	2.40 [2]	2.44
Total from investment operations	1.37	(6.05)	7.97	2.45	2.58
Less distributions to shareholders:
From net investment income	(0.11)	(0.01)	—	(0.03)	(0.08)
From net realized gain on investments	(2.15)	(1.69)	(0.83)	(1.04)	(1.77)
Total distributions to shareholders	(2.26)	(1.70)	(0.83)	(1.07)	(1.85)

Net asset value - End of year	$21.20	$22.09	$29.84	$22.70	$21.32
Net assets - End of year (000’s omitted)	$235,843	$249,884	$331,183	$261,094	$229,540
Total return[3]	6.24%	(21.39% )	35.82%	11.85% [2]	14.19%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.71%	0.33%	0.06%	0.25%	0.70%
Series portfolio turnover	56%	62%	49%	88%	73%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.06%	0.03%	0.00% [4]	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.19	$33.24	$26.55	$26.72	$28.93
Income (loss) from investment operations:
Net investment income[1]	0.21	0.14	0.09	0.14	0.25
Net realized and unrealized gain (loss) on investments	1.20	(6.23)	9.03	2.89 [2]	2.92
Total from investment operations	1.41	(6.09)	9.12	3.03	3.17
Less distributions to shareholders:
From net investment income	(0.15)	(0.17)	(0.08)	(0.25)	(0.37)
From net realized gain on investments	(2.15)	(4.79)	(2.35)	(2.95)	(5.01)
Total distributions to shareholders	(2.30)	(4.96)	(2.43)	(3.20)	(5.38)

Net asset value - End of year	$21.30	$22.19	$33.24	$26.55	$26.72
Net assets - End of year (000’s omitted)	$86,866	$86,355	$120,573	$71,034	$79,352
Total return[3]	6.42%	(21.17% )	36.17%	12.23% [2]	14.44%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.96%	0.58%	0.31%	0.51%	0.94%
Series portfolio turnover	56%	62%	49%	88%	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.08%	0.05%	0.04%	0.04%	0.05%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.86. Excluding the proceeds from the settlement, the total return would have been 12.11%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.17	$31.61	$24.71	$24.10	$24.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.04	(0.04)	(0.00)[2]	0.11
Net realized and unrealized gain (loss) on investments	1.21	(6.21)	8.52	2.68 [3]	2.68
Total from investment operations	1.31	(6.17)	8.48	2.68	2.79
Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.00)[2]	(0.08)	(0.12)
From net realized gain on investments	(2.15)	(3.23)	(1.58)	(1.99)	(3.38)
Total distributions to shareholders	(2.21)	(3.27)	(1.58)	(2.07)	(3.50)

Net asset value - End of year	$21.27	$22.17	$31.61	$24.71	$24.10
Net assets - End of year (000’s omitted)	$41,847	$42,363	$54,899	$46,036	$13,767
Total return[4]	5.96%	(21.59% )	35.60%	11.69% [3]	13.84%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.33%	1.32%	1.29%	1.30%	1.34%
Net investment income (loss)	0.48%	0.12%	(0.12% )	(0.01% )	0.46%
Series portfolio turnover	56%	62%	49%	88%	73%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.00% [5]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.65. Excluding the proceeds from the settlement, the total return would have been 11.60%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.13	$32.87	$26.30	$26.30	$28.07
Income (loss) from investment operations:
Net investment loss[1]	(0.01)	(0.10)	(0.21)	(0.10)	0.00 [2]
Net realized and unrealized gain (loss) on investments	1.22	(6.23)	8.95	2.84 [3]	2.92
Total from investment operations	1.21	(6.33)	8.74	2.74	2.92
Less distributions to shareholders:
From net investment income	—	—	—	(0.03)	(0.08)
From net realized gain on investments	(2.15)	(4.41)	(2.17)	(2.71)	(4.61)
Total distributions to shareholders	(2.15)	(4.41)	(2.17)	(2.74)	(4.69)

Net asset value - End of year	$21.19	$22.13	$32.87	$26.30	$26.30
Net assets - End of year (000’s omitted)	$49,439	$48,415	$62,765	$52,854	$54,415
Total return[4]	5.49%	(21.99% )	34.77%	11.09% [3]	13.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.85%	1.84%	1.82%	1.81%	1.82%
Net investment loss	(0.04% )	(0.41% )	(0.65% )	(0.46% )	(0.03% )
Series portfolio turnover	56%	62%	49%	88%	73%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.81. Excluding the proceeds from the settlement, the total return would have been 10.87%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					4/1/19[1] TO
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$22.33	$30.11	$22.84	$21.39	$20.12
Income (loss) from investment operations:
Net investment income[2]	0.38	0.34	0.29	0.27	0.12
Net realized and unrealized gain (loss) on investments	1.22	(6.19)	8.01	2.41 [3]	1.24
Total from investment operations	1.60	(5.85)	8.30	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.30)	(0.24)	(0.20)	(0.19)	(0.09)
From net realized gain on investments	(2.15)	(1.69)	(0.83)	(1.04)	(0.00)[4]
Total distributions to shareholders	(2.45)	(1.93)	(1.03)	(1.23)	(0.09)

Net asset value - End of period	$21.48	$22.33	$30.11	$22.84	$21.39
Net assets - End of period (000’s omitted)	$1,264	$1,273	$825	$615	$551
Total return[5]	7.30%	(20.58% )	37.19%	12.97% [3]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%[6]
Net investment income	1.71%	1.34%	1.06%	1.25%	1.04%[6]
Series portfolio turnover	56%	62%	49%	88%	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.71%	0.69%	0.67%	0.66%	0.65% [6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

On November 4, 2022, a Reverse Stock Split, approved by the Fund’s Board of Directors, was executed for Classes I, L, and R of the Series after the close of trading. Shareholders who owned Classes I, L and R shares of the Series received a proportional number of Classes I, L, and R shares of the Series. All share and per share amounts and disclosures in the financial statements and footnotes reflect the reverse stock split. Following the Reverse Stock Split, the total dollar value of a shareholder’s investment in the Series remained unchanged and each shareholder owned the same percentage (by value) of the Series as the shareholder did immediately prior to the Reverse Stock Split.

Reverse Stock Split Ratios for the impacted Series are as follows:

REVERSE
STOCK SPLIT
RATIO
SERIES/CLASS	(old to new)
Pro-Blend® Conservative Term Series Class I	1 : 0.692071
Pro-Blend® Conservative Term Series Class L	1 : 0.649731
Pro-Blend® Conservative Term Series Class R	1 : 0.651270
Pro-Blend® Extended Term Series Class I	1 : 0.419216
Pro-Blend® Extended Term Series Class L	1 : 0.473967
Pro-Blend® Extended Term Series Class R	1 : 0.530327
Pro-Blend® Maximum Term Series Class I	1 : 0.353232
Pro-Blend® Maximum Term Series Class L	1 : 0.383285
Pro-Blend® Maximum Term Series Class R	1 : 0.523261
Pro-Blend® Moderate Term Series Class I	1 : 0.669604
Pro-Blend® Moderate Term Series Class L	1 : 0.679883
Pro-Blend® Moderate Term Series Class R	1 : 0.721733

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5

Notes to Financial Statements (continued)

1.	Organization (continued)

million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class L common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks;

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$6,725,048	$6,386,879	$338,169	$—
Consumer Discretionary	3,331,063	3,247,924	83,139	—
Consumer Staples	7,618,046	7,097,651	520,395	—
Financials	8,504,577	8,057,384	447,193	—
Health Care	8,540,527	8,491,849	48,678	—
Industrials	8,177,787	7,645,747	532,040	—
Information Technology	6,107,251	5,914,925	192,326	—
Materials	1,232,243	1,148,109	84,134	—
Real Estate	2,805,013	2,805,013	—	—
Utilities	735,331	735,331	—	—
Preferred securities:
Information Technology	261,949	261,949	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	168,367,751	—	168,367,751	—
States and political subdivisions (municipals)	4,872,528	—	4,872,528	—
Corporate debt:
Communication Services	7,867,642	—	7,867,642	—
Consumer Discretionary	6,499,403	—	6,499,403	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)
	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Consumer Staples	$2,991,215	$—	$2,991,215	$—
Energy	6,490,723	—	6,490,723	—
Financials	8,720,155	—	8,720,155	—
Industrials	4,877,638	—	4,877,638	—
Information Technology	2,812,905	—	2,812,905	—
Materials	1,477,573	—	1,477,573	—
Real Estate	7,941,548	—	7,941,548	—
Utilities	4,588,356	—	4,588,356	—
Asset-backed securities	22,079,032	—	22,079,032	—
Commercial mortgage-backed securities	28,572,490	—	28,572,490	—
Foreign government bonds	623,672	—	623,672	—
Short-Term Investment	5,742,049	5,742,049	—	—
Total assets	$338,563,515	$57,534,810	$281,028,705	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$13,120,268	$12,329,748	$790,520	$—
Consumer Discretionary	7,777,731	7,586,512	191,219	—
Consumer Staples	15,640,274	14,513,600	1,126,674	—
Financials	17,484,083	16,353,512	1,130,571	—
Health Care	17,052,478	16,955,822	96,656	—
Industrials	16,973,623	15,716,497	1,257,126	—
Information Technology	12,736,548	12,299,456	437,092	—
Materials	2,499,029	2,298,719	200,310	—
Real Estate	6,507,146	6,507,146	—	—
Utilities	1,485,256	1,485,256	—	—
Preferred securities:
Information Technology	199,282	199,282	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	127,340,539	—	127,340,539	—
States and political subdivisions (municipals)	4,147,917	—	4,147,917	—
Corporate debt:
Communication Services	5,773,404	—	5,773,404	—
Consumer Discretionary	4,764,196	—	4,764,196	—
Consumer Staples	2,094,738	—	2,094,738	—
Energy	4,877,306	—	4,877,306	—
Financials	6,881,864	—	6,881,864	—
Industrials	3,763,651	—	3,763,651	—
Information Technology	2,035,060	—	2,035,060	—
Materials	1,148,625	—	1,148,625	—
Real Estate	6,091,406	—	6,091,406	—
Utilities	3,221,590	—	3,221,590	—
Asset-backed securities	16,185,802	—	16,185,802	—
Commercial mortgage-backed securities	18,658,113	—	18,658,113	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Foreign government bonds	$419,441	$—	$419,441	$—
Short-Term Investment	3,942,031	3,942,031	—	—
Total assets	$322,821,401	$110,187,581	$212,633,820	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$29,624,785	$27,934,038	$1,690,747	$—
Consumer Discretionary	17,377,314	16,961,620	415,694	—
Consumer Staples	33,627,933	31,106,854	2,521,079	—
Financials	38,183,328	35,713,108	2,470,220	—
Health Care	36,110,821	35,878,986	231,835	—
Industrials	36,114,575	33,515,281	2,599,294	—
Information Technology	27,418,666	26,508,103	910,563	—
Materials	5,345,584	4,913,605	431,979	—
Real Estate	13,980,701	13,980,701	—	—
Utilities	2,723,339	2,723,339	—	—
Preferred securities:
Information Technology	286,533	286,533	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	175,683,229	—	175,683,229	—
States and political subdivisions (municipals)	3,355,614	—	3,355,614	—
Corporate debt:
Communication Services	6,890,743	—	6,890,743	—
Consumer Discretionary	5,729,653	—	5,729,653	—
Consumer Staples	2,574,042	—	2,574,042	—
Energy	6,342,035	—	6,342,035	—
Financials	7,924,186	—	7,924,186	—
Industrials	4,354,992	—	4,354,992	—
Information Technology	2,562,992	—	2,562,992	—
Materials	1,363,998	—	1,363,998	—
Real Estate	7,394,065	—	7,394,065	—
Utilities	4,219,307	—	4,219,307	—
Asset-backed securities	22,277,987	—	22,277,987	—
Commercial mortgage-backed securities	19,452,010	—	19,452,010	—
Foreign government bonds	472,153	—	472,153	—
Short-Term Investment	8,812,386	8,812,386	—	—
Total assets	$520,202,971	$238,334,554	$281,868,417	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$36,809,125	$35,623,163	$1,185,962	$—
Consumer Discretionary	32,918,034	32,577,165	340,869	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Consumer Staples	$37,251,855	$35,330,368	$1,921,487	$—
Energy	1,513,335	1,513,335	—	—
Financials	53,013,247	51,193,609	1,819,638	—
Health Care	60,862,610	60,694,162	168,448	—
Industrials	38,614,813	36,518,432	2,096,381	—
Information Technology	51,658,576	50,986,456	672,120	—
Materials	5,869,489	5,514,276	355,213	—
Real Estate	14,871,773	14,871,773	—	—
Utilities	2,290,415	2,290,415	—	—
Preferred securities:
Information Technology	130,163	130,163	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	57,853,399	—	57,853,399	—
Corporate debt:
Communication Services	1,682,714	—	1,682,714	—
Consumer Discretionary	1,383,229	—	1,383,229	—
Consumer Staples	585,816	—	585,816	—
Energy	1,871,884	—	1,871,884	—
Financials	2,033,872	—	2,033,872	—
Industrials	999,011	—	999,011	—
Information Technology	402,490	—	402,490	—
Materials	314,933	—	314,933	—
Real Estate	1,740,663	—	1,740,663	—
Utilities	957,459	—	957,459	—
Asset-backed securities	37,417	—	37,417	—
Commercial mortgage-backed
securities	46,085	—	46,085	—
Short-Term Investment	8,497,275	8,497,275	—	—
Total assets	$414,209,682	$335,740,592	$78,469,090	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The Series may be exposed to financial instruments that recently LIBOR transitioned from, or continue to be tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2023.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2023, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2020 through October 31, 2023. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro- Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

The contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations:

SERIES/CLASS	CLASS W MANAGEMENT FEE WAIVER	WAIVED OPERATING EXPENSES
Pro-Blend® Conservative Term Series	$6,801	$76,772
Pro-Blend® Moderate Term Series	620	47,261

Notes to Financial Statements (continued)

3. Transactions with Affiliates (continued)

SERIES/CLASS	CLASS W MANAGEMENT FEE WAIVER	WAIVED OPERATING EXPENSES
Pro-Blend® Extended Term Series	745	69
Pro-Blend® Maximum Term Series	8,060	232,188

For the year ended October 31, 2023, the Advisor did not recoup any expenses from Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series that have been previously waived or reimbursed.

As of October 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

SERIES/CLASS	EXPIRING OCTOBER 31,
	2024	2025	2026	TOTAL
Pro-Blend® Conservative Term Series
Class S	$—	$—	$58,332	$58,332
Class I	—	—	17,315	17,315
Class W	473	651	1,125	2,249
Pro-Blend® Moderate Term Series
Class S	$—	$—	$4,266	$4,266
Class I	—	231	42,920	43,151
Class W	70	65	75	210
Pro-Blend® Extended Term Series
Class W	$1	$7	$69	$77
Pro-Blend® Maximum Term Series
Class S	$2,390	$78,608	$148,049	$229,047
Class I	34,927	54,276	72,922	162,125
Class L	—	—	9,713	9,713
Class W	513	784	1,504	2,801

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L, Class R and Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES		SALES
	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$51,226,015	$162,039,166	$106,967,841	$165,531,779
Pro-Blend® Moderate Term Series	73,611,897	126,252,267	136,261,490	122,339,624
Pro-Blend® Extended Term Series	139,665,626	159,427,067	195,127,731	115,661,863
Pro-Blend® Maximum Term Series	150,049,049	91,411,361	196,255,953	66,128,588

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,317,745	$16,506,416	1,409,506	$18,859,937
Reinvested	524,300	6,454,706	995,998	13,784,614
Repurchased	(4,267,764)	(53,033,110)	(4,324,953)	(57,249,359)
Total	(2,425,719)	$(30,071,988)	(1,919,449)	$(24,604,808)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,137,091	$14,108,822	1,618,432	$21,737,857
Reinvested	225,242	2,773,465	572,853	7,929,720
Repurchased	(2,804,860)	(34,726,307)	(2,848,860)	(37,876,504)
Total	(1,442,527)	$(17,844,020)	(657,575)	$(8,208,927)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	52,668	$658,831	229,494	$3,115,164
Reinvested	41,762	515,500	123,261	1,710,937
Repurchased	(420,467)	(5,195,772)	(365,955)	(4,828,349)
Total	(326,037)	$(4,021,441)	(13,200)	$(2,248)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	288,517	$3,607,208	624,908	$8,349,634
Reinvested	112,639	1,394,467	478,045	6,658,619
Repurchased	(1,095,445)	(13,662,974)	(1,370,535)	(18,277,900)
Total	(694,289)	$(8,661,299)	(267,582)	$(3,269,647)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	5,633	69,306	7,620	105,312
Repurchased	(4,852)	(59,792)	(9,932)	(135,340)
Total	781	$9,514	(2,312)	$(30,028)

PRO-BLEND® MODERATE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,126,344	$14,785,809	2,181,888	$30,600,280
Reinvested	195,075	2,555,685	991,802	14,658,830
Repurchased	(5,263,613)	(69,982,396)	(3,643,927)	(50,646,440)
Total	(3,942,194)	$(52,640,902)	(470,237)	$(5,387,330)

PRO-BLEND® MODERATE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	955,761	$12,618,972	1,193,784	$17,258,488
Reinvested	122,857	1,613,529	774,103	11,468,125
Repurchased	(2,309,254)	(30,364,633)	(1,863,686)	(26,263,636)
Total	(1,230,636)	$(16,132,132)	104,201	$2,462,977

PRO-BLEND® MODERATE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	112,478	$1,486,902	132,304	$1,855,921
Reinvested	17,889	235,890	153,510	2,282,223
Repurchased	(249,894)	(3,301,329)	(273,152)	(3,846,606)
Total	(119,527)	$(1,578,537)	12,662	$291,538

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	324,252	$4,307,625	544,190	$7,741,309
Reinvested	15,652	207,264	610,081	9,098,952
Repurchased	(1,181,695)	(15,592,479)	(938,769)	(12,948,038)
Total	(841,791)	$(11,077,590)	215,502	$3,892,223

PRO-BLEND® MODERATE TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	1,517	$19,816
Reinvested	76	1,012	936	13,855
Repurchased	(959)	(12,494)	(8,911)	(123,771)
Total	(883)	$(11,482)	(6,458)	$(90,100)

PRO-BLEND® EXTENDED TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,024,205	$18,018,741	1,307,069	$25,424,311
Reinvested	586,454	10,138,761	835,517	17,111,400
Repurchased	(2,523,344)	(44,116,155)	(2,556,261)	(48,868,868)
Total	(912,685)	$(15,958,653)	(413,675)	$(6,333,157)

PRO-BLEND® EXTENDED TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	803,103	$14,095,123	850,400	$16,897,234
Reinvested	314,720	5,455,567	1,010,330	20,726,404
Repurchased	(1,580,739)	(27,948,925)	(1,996,764)	(38,267,547)
Total	(462,916)	$(8,398,235)	(136,034)	$(643,909)

PRO-BLEND® EXTENDED TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	128,606	$2,253,153	169,770	$3,292,504
Reinvested	80,919	1,404,775	231,940	4,771,524
Repurchased	(275,457)	(4,860,847)	(374,829)	(7,381,993)
Total	(65,932)	$(1,202,919)	26,881	$682,035

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	399,167	$6,956,834	396,428	$7,732,508
Reinvested	137,318	2,394,825	510,214	10,538,700
Repurchased	(794,599)	(13,909,932)	(520,117)	(10,020,774)
Total	(258,114)	$(4,558,273)	386,525	$8,250,434

PRO-BLEND® EXTENDED TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	6,546	$117,706
Reinvested	214	3,748	19	387
Repurchased	(150)	(2,676)	—	—
Total	64	$1,072	6,565	$118,093

PRO-BLEND® MAXIMUM TERM SERIES CLASS S	FOR THE YEAR		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	789,390	$17,220,994	1,635,990	$40,831,792
Reinvested	1,175,658	24,852,580	667,165	18,306,994
Repurchased	(2,150,174)	(47,857,115)	(2,090,093)	(53,924,008)
Total	(185,126)	$(5,783,541)	213,062	$5,214,778

PRO-BLEND® MAXIMUM TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	814,351	$17,881,445	923,692	$24,106,098
Reinvested	406,059	8,620,619	633,274	17,410,453
Repurchased	(1,035,400)	(22,767,303)	(1,292,882)	(32,673,632)
Total	185,010	$3,734,761	264,084	$8,842,919

PRO-BLEND® MAXIMUM TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	135,325	$2,931,185	240,882	$6,189,729
Reinvested	198,657	4,217,178	205,024	5,657,881
Repurchased	(277,679)	(6,081,386)	(272,329)	(6,732,049)
Total	56,303	$1,066,977	173,577	$5,115,561

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	221,677	$4,840,043	215,053	$5,455,555
Reinvested	219,326	4,654,100	297,365	8,231,581
Repurchased	(294,745)	(6,367,456)	(233,839)	(6,159,931)
Total	146,258	$3,126,687	278,579	$7,527,205

PRO-BLEND® MAXIMUM TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	28,738	$678,083
Reinvested	6,308	134,751	1,934	52,825
Repurchased	(4,470)	(99,043)	(1,050)	(26,377)
Total	1,838	$35,708	29,622	$704,531

At October 31, 2023, the Advisor and its affiliates owned less than 0.1% of Pro-Blend® Conservative Term Series, 0.3% of Pro-Blend® Moderate Term Series, less than 0.1% of Pro-Blend® Extended Term Series and 0.2% of Pro-Blend® Maximum Term Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended October 31, 2023, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2023.

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2023, none of the Series held any loan assignments.

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, utilization of tax equalization, investments in passive foreign investment companies (PFICs), foreign currency, real estate investment trusts, callable bonds and preferred securities. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2023, amounts were reclassified within the capital accounts to increase Additional Paid in Capital and decrease Total Distributable Earnings (Loss) by $130,488, $90,901, $89,703, and $271,294 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
Ordinary income	$5,861,434	$15,712,277	$4,457,126	$21,751,253
Long-term capital gains	5,621,881	15,215,704	242,760	16,456,980

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
Ordinary income	$5,709,541	$35,123,002	$1,942,129	$25,463,205
Long-term capital gains	14,045,743	19,207,547	41,269,251	25,206,204

At October 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$363,516,937	$342,018,848	$543,020,897	$403,494,944
Unrealized appreciation	6,315,389	12,063,607	27,249,744	42,683,448
Unrealized depreciation	(31,268,811)	(31,261,054)	(50,067,670)	(31,968,710)
Net unrealized appreciation (depreciation)	$(24,953,422)	$(19,197,447)	$(22,817,926)	$10,714,738
Undistributed ordinary income	$7,603,512	$4,909,789	$7,501,042	$1,772,212
Undistributed long-term capital gains	$—	$—	$—	$6,489,539
Capital loss carryforwards	$(8,122,718)	$(2,255,388)	$(9,309,821)	$—

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2023, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, and Pro-Blend® Extended Term Series had net short-term capital loss carryforwards of $4,263,027, $2,255,388, and $6,278,314, respectively, and Pro-Blend® Conservative Term Series and Pro-Blend® Extended Term Series had long-term capital loss carryforwards of $3,859,691 and $3,031,507, respectively, available, to the extent allowed by the Internal Revenue Code, to offset future net capital gain, if any, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 21, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$1,127,960
Pro-Blend® Moderate Term Series	1,876,456
Pro-Blend® Extended Term Series	3,881,778
Pro-Blend® Maximum Term Series	1,942,129

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (“DRD”) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	10.59%
Pro-Blend® Moderate Term Series	22.57%
Pro-Blend® Extended Term Series	35.99%
Pro-Blend® Maximum Term Series	95.19%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2023 as follows:

Series
Pro-Blend® Conservative Term Series	$—
Pro-Blend® Moderate Term Series	—
Pro-Blend® Extended Term Series	—
Pro-Blend® Maximum Term Series	7,025,981

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018);
Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus
Past 5 Years:	(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018;
Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/
American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-
up); Senior Vice President and Counsel, Head of Legal – Global Distribution
(2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment
Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Board Member, Vice Chairman and President since 2010 –
Past 5 Years:	Newburgh Armory Unity Center (military); Board Member
and Executive Director since 2020 – National Purple Heart
Honor Mission, Inc. (military); Board Member, Vice
Chairman (2015-2020) – National Purple Heart Hall of
Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (University) since 2005; Hudson Valley
Past 5 Years:	Center for Innovation, Inc. (New Business and Economic Development)
since 2019; Town of Greenburgh, NY Planning Board (Municipal
Government) (2015-2019);

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) –
Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019
– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;
Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier
Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street
Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group
(formerly Foreside Financial Group); Director of Fund Administration (2017-
2019) - Thornburg Investment Management, Inc.

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: Corporate
Secretary, General Counsel

1 Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s

By-Laws.

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/23-AR

114

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 has proven to be surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. The most historically significant development in markets is that bonds, in aggregate, have done poorly so far, for the third year in a row, reflecting interest rates that have remained high. By way of example, the 10-Year U.S. Treasury bond, has never declined three years in a row since 1787. Equities, particularly in the U.S., have risen, though a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally, a remarkably concentrated situation.

The future is unknown and prone to surprises, however, we have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century – remain at our core and will support us as this cycle plays out.

This year, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a meaningful and strategic decision to position Manning & Napier stronger for the future and to help us continue to evolve in ways that benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

Economic strength has been more resilient this year than many would have predicted, though various indicators continue to point toward less stability under the surface. Broad global equity markets posted double digit gains for the twelve-month period ending October 31, 2023. However, large-cap stocks significantly outperformed small- and mid-cap stocks as did growth in comparison to value from a style perspective. In fact, the broad US equity market was propelled higher over the past year by just a handful of stocks, aptly named the “Magnificent 7.” These companies are Apple, Microsoft, Alphabet (Google), Amazon, NVIDIA, Tesla, and Meta (Facebook) and their share prices have increased significantly more than other benchmark constituents, on average over this past year.

The Disciplined Value Series Class S experienced negative returns during the year and underperformed its benchmark, the Russell 1000 Value Index, returning -3.8%% and 0.1%, respectively.

From a factor perspective, the strategy’s emphasis on above market dividend yielding business weighed on relative returns. Our analysis indicates that among large-capitalization value constituents, the lowest/no dividend yielding quartile outperformed its highest yielding counterpart by over 20%. In addition, the strategy’s emphasis on valuation currently results in greater exposure to ‘value’ securities, as defined by Morningstar, in comparison to its benchmark. Given the ‘growth’ style’s strong run, this positioning detracted from relative performance. In contrast, the large- to mega-capitalization nature of the strategy aided relative returns as larger capitalization stocks outperformed their smaller counterparts within the large-capitalization value investment universe.

From a sector standpoint, an underweight to Communication Services, the best performing sector over the trailing twelve-month period, was the largest detractor. In contrast, allocation decisions across nine of the remaining ten sectors aided relative returns.

Within the Series, we pursue opportunities for shareholders through our disciplined screening process. Our goal is to generate stable income with the potential for capital growth. Importantly, this approach will continue to emphasize risk management as a critical component in managing the Series.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet and Morningstar. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Morningstar, Inc. is a global investment research firm providing data, information, and analysis of stocks and mutual funds. ©2023 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

2

Disciplined Value Series

Performance Update as of October 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Disciplined Value Series - Class I2	(3.68%)	5.86%	8.08%
Disciplined Value Series - Class S2,3	(3.84%)	5.64%	7.83%
Disciplined Value Series - Class W2,3	(3.32%)	6.29%	8.30%
Disciplined Value Series - Class Z2,3	(3.55%)	5.98%	8.14%
Russell 1000® Value Index[4]	0.13%	6.60%	7.60%

The following graph compares the value of a $1,000,000 investment in the Disciplined Value Series - Class I for the ten years ended October 31, 2023 to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 0.76% for Class S, 0.55% for Class I, 0.12% for Class W and 0.42% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S, 0.55% for Class I, 0.42% for Class W and 0.42% for Class Z for the year ended October 31, 2023.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses. For periods through March, 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class I shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/ benchmark-provisions.

3

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/23	ENDING ACCOUNT VALUE 10/31/23	EXPENSES PAID DURING PERIOD* 5/1/23 - 10/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$942.80	$3.87	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Class I
Actual	$1,000.00	$943.90	$2.79	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91	0.57%
Class W
Actual	$1,000.00	$946.10	$0.69	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.71	0.14%
Class Z
Actual	$1,000.00	$943.60	$2.16	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24	0.44%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

5

Disciplined Value Series

Investment Portfolio - October 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.6%

Communication Services - 3.1%
Media - 3.1%
Comcast Corp. - Class A	123,785	$5,111,083
Omnicom Group, Inc.	13,954	1,045,294
Paramount Global - Class B	37,552	408,566
Total Communication Services		6,564,943
Consumer Discretionary - 4.6%
Broadline Retail - 0.5%
eBay, Inc.	27,368	1,073,647
Distributors - 0.5%
Genuine Parts Co.	9,073	1,169,147
Specialty Retail - 3.6%
The Home Depot, Inc.	26,316	7,491,902
Total Consumer Discretionary		9,734,696
Consumer Staples - 6.7%
Consumer Staples Distribution & Retail - 0.6%
Sysco Corp.	18,415	1,224,413
Food Products - 4.9%
Archer-Daniels-Midland Co.	25,771	1,844,431
Bunge Ltd.	10,203	1,081,314
Campbell Soup Co.	21,261	859,157
Conagra Brands, Inc.	31,992	875,301
General Mills, Inc.	28,626	1,867,560
The J.M. Smucker Co.	7,597	864,843
Kellanova	14,380	725,759
The Kraft Heinz Co.	40,544	1,275,514
Tyson Foods, Inc. - Class A	19,355	897,104
		10,290,983
Household Products - 1.2%
Colgate-Palmolive Co.	35,161	2,641,294
Total Consumer Staples		14,156,690
Energy - 16.2%
Energy Equipment & Services - 1.8%
Halliburton Co.	34,413	1,353,807
Schlumberger N.V	42,578	2,369,892
		3,723,699
Oil, Gas & Consumable Fuels - 14.4%
Chevron Corp	40,979	5,971,870
ConocoPhillips	35,718	4,243,298
Coterra Energy, Inc.	42,127	1,158,493
Devon Energy Corp.	26,840	1,249,939
Diamondback Energy, Inc.	9,123	1,462,599
EOG Resources, Inc.	19,559	2,469,324
Exxon Mobil Corp.	64,871	6,866,595
Marathon Oil Corp.	28,984	791,553
Marathon Petroleum Corp.	18,597	2,812,796
Phillips 66	15,077	1,719,833

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	11,983	$1,521,841
		30,268,141
Total Energy		33,991,840
Financials - 13.3%
Banks - 11.9%
Bank of America Corp.	166,117	4,375,522
Citigroup, Inc.	73,801	2,914,402
Fifth Third Bancorp	40,038	949,301
Huntington Bancshares, Inc.	70,416	679,514
JPMorgan Chase & Co.	61,638	8,571,380
Regions Financial Corp.	62,294	905,132
Truist Financial Corp.	44,012	1,248,180
U.S. Bancorp	59,859	1,908,305
Wells Fargo & Co.	87,677	3,486,914
		25,038,650
Insurance - 1.4%
The Hartford Financial Services Group, Inc.	13,648	1,002,446
The Travelers Companies, Inc.	11,785	1,973,280
		2,975,726
Total Financials		28,014,376
Health Care - 17.2%
Biotechnology - 1.8%
Gilead Sciences, Inc.	48,045	3,773,454
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	43,003	4,065,934
Baxter International, Inc.	24,731	802,026
Medtronic plc	40,233	2,838,840
		7,706,800
Health Care Providers & Services - 1.6%
CVS Health Corp.	33,758	2,329,640
Quest Diagnostics, Inc.	7,989	1,039,369
		3,369,009
Pharmaceuticals - 10.2%
Bristol-Myers Squibb Co.	66,751	3,439,679
Johnson & Johnson	47,299	7,016,333
Merck & Co., Inc.	69,014	7,087,738
Pfizer, Inc.	127,937	3,909,755
		21,453,505
Total Health Care		36,302,768
Industrials - 18.6%
Aerospace & Defense - 5.1%
General Dynamics Corp.	11,370	2,743,695
L3Harris Technologies, Inc.	8,423	1,511,170
Lockheed Martin Corp.	8,569	3,895,810

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
RTX Corp.	32,074	$2,610,503
		10,761,178
Air Freight & Logistics - 2.9%
C.H. Robinson Worldwide, Inc.	9,926	812,245
FedEx Corp.	7,950	1,908,795
United Parcel Service, Inc. - Class B	23,218	3,279,542
		6,000,582
Electrical Equipment - 1.2%
Emerson Electric Co.	27,819	2,475,057
Ground Transportation - 2.8%
Norfolk Southern Corp.	9,023	1,721,498
Union Pacific Corp.	20,550	4,266,386
		5,987,884
Industrial Conglomerates - 3.0%
3M Co.	21,992	2,000,172
Honeywell International, Inc.	23,611	4,326,952
		6,327,124
Machinery - 3.0%
Caterpillar, Inc.	20,120	4,548,126
Cummins, Inc.	8,508	1,840,280
		6,388,406
Professional Services - 0.6%
Broadridge Financial Solutions, Inc.	7,519	1,283,042
Total Industrials		39,223,273
Information Technology - 16.5%
Communications Equipment - 3.0%
Cisco Systems, Inc.	121,335	6,325,194
Electronic Equipment, Instruments & Components - 1.2%
Corning, Inc.	34,016	910,268
TE Connectivity Ltd.	13,579	1,600,285
		2,510,553
IT Services - 2.2%
Cognizant Technology Solutions Corp. - Class A	19,978	1,287,982
International Business Machines Corp.	22,678	3,280,146
		4,568,128
Semiconductors & Semiconductor Equipment - 9.6%
Analog Devices, Inc.	21,163	3,329,575
Broadcom, Inc.	7,845	6,600,548
Microchip Technology, Inc.	23,506	1,675,743
QUALCOMM, Inc.	38,831	4,232,191
Skyworks Solutions, Inc.	8,922	773,894
Texas Instruments, Inc.	24,660	3,501,966
		20,113,917
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals - 0.5%
NetApp, Inc.	15,312	$1,114,407
Total Information Technology		34,632,199
Materials - 2.4%
Chemicals - 1.9%
Dow, Inc.	29,806	1,440,822
FMC Corp.	8,725	464,170
International Flavors & Fragrances, Inc.	12,974	886,773
PPG Industries, Inc.	10,128	1,243,415
		4,035,180
Containers & Packaging - 0.5%
Packaging Corp. of America	6,529	999,263
Total Materials		5,034,443
TOTAL COMMON STOCKS
(Identified Cost $221,089,412)		207,655,228

SHORT-TERM INVESTMENT - 1.3%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[1]
(Identified Cost $2,676,768)	2,676,768	2,676,768

TOTAL INVESTMENTS - 99.9%
(Identified Cost $223,766,180)		210,331,996
OTHER ASSETS, LESS LIABILITIES - 0.1%		108,839
NET ASSETS - 100%		$210,440,835

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2023

1Rate shown is the current yield as of October 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2023

ASSETS:

Investments, at value (identified cost $223,766,180) (Note 2)	$210,331,996
Dividends receivable	223,647
Receivable for fund shares sold	125,452

TOTAL ASSETS	210,681,095

LIABILITIES:

Accrued sub-transfer agent fees[1]	56,059
Accrued management fees[1]	39,060
Accrued fund accounting and administration fees[1]	13,475
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	10,818
Directors' fees payable[1]	9,391
Accrued Chief Compliance Officer service fees[1]	3,023
Payable for fund shares repurchased	41,608
Professional fees payable	38,921
Accrued transfer agent fees	15,386
Other payables and accrued expenses	12,519

TOTAL LIABILITIES	240,260

TOTAL NET ASSETS	$210,440,835

NET ASSETS CONSIST OF:

Capital stock	$283,517
Additional paid-in-capital	209,565,413
Total distributable earnings (loss)	591,905

TOTAL NET ASSETS	$210,440,835

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($49,632,850/6,885,468 shares)	$7.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($73,449,483/9,561,806 shares)	$7.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($65,429,873/9,049,819 shares)	$7.23

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($21,928,629/2,854,580 shares)	$7.68

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Dividends	$10,743,261

EXPENSES:

Management fees (Note 3)	1,078,864
Sub-transfer agent fees (Note 3)	154,835
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	148,464
Fund accounting and administration fees (Note 3)	85,231
Directors’ fees (Note 3)	55,777
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	8,371
Miscellaneous	287,566

Total Expenses	1,827,532
Less reduction of expenses (Note 3)	(580,824)

Net Expenses	1,246,708

NET INVESTMENT INCOME	9,496,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	16,674,817

Net change in unrealized appreciation (depreciation) on investments	(32,333,819)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(15,659,002)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,162,449)

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,496,553	$9,780,304
Net realized gain (loss) on investments	16,674,817	30,930,460
Net change in unrealized appreciation (depreciation) on investments	(32,333,819)	(53,030,170)

Net increase (decrease) from operations	(6,162,449)	(12,319,406)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(5,938,420)	(4,768,541)
Class I	(7,523,905)	(7,576,710)
Class W	(20,416,273)	(18,708,063)
Class Z	(2,196,572)	(1,675,271)

Total distributions to shareholders	(36,075,170)	(32,728,585)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(133,314,889)	(20,035,768)

Net increase (decrease) in net assets	(175,552,508)	(65,083,759)

NET ASSETS:

Beginning of year	385,993,343	451,077,102

End of year	$210,440,835	$385,993,343

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.23	$9.17	$6.78	$7.67	$8.77
Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.42)	(0.45)	2.36	(0.68)	0.54
Total from investment operations	(0.25)	(0.28)	2.51	(0.52)	0.70
Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.12)	(0.14)	(0.19)
From net realized gain on investments	(0.61)	(0.52)	—	(0.23)	(1.61)
Total distributions to shareholders	(0.77)	(0.66)	(0.12)	(0.37)	(1.80)

Net asset value - End of year	$7.21	$8.23	$9.17	$6.78	$7.67
Net assets - End of year (000’s omitted)	$49,633	$64,323	$72,925	$64,205	$83,332
Total return[2]	(3.84% )	(3.39% )	37.17%	(7.09% )	11.11%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.76%	0.72%	0.72%	0.76%	0.82%
Net investment income	2.20%	1.98%	1.74%	2.26%	2.14%
Series portfolio turnover	35%	31%	55%	29%	35%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20[1]	10/31/19[1]

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.72	$9.68	$7.15	$8.07	$8.31
Income (loss) from investment operations:
Net investment income[2]	0.20	0.19	0.17	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.45)	(0.48)	2.49	(0.71)	0.61
Total from investment operations	(0.25)	(0.29)	2.66	(0.53)	0.80
Less distributions to shareholders:
From net investment income	(0.18)	(0.15)	(0.13)	(0.16)	(0.12)
From net realized gain on investments	(0.61)	(0.52)	—	(0.23)	(0.92)
Total distributions to shareholders	(0.79)	(0.67)	(0.13)	(0.39)	(1.04)

Net asset value - End of year	$7.68	$8.72	$9.68	$7.15	$8.07
Net assets - End of year (000’s omitted)	$73,449	$86,444	$109,845	$120,221	$137,296
Total return[3]	(3.68% )	(3.24% )	37.44%	(6.89% )	11.44%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.55%	0.52%	0.54%	0.55%	0.58%
Net investment income	2.40%	2.16%	1.93%	2.45%	2.38%
Series portfolio turnover	35%	31%	55%	29%	35%

1Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

2Calculated based on average shares outstanding during the years.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
	10/31/23	10/31/22	10/31/21	10/31/20	PERIOD 3/1/19[1] TO 10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.26	$9.20	$6.80	$7.69	$7.36
Income (loss) from investment operations:
Net investment income[2]	0.23	0.22	0.20	0.20	0.13
Net realized and unrealized gain (loss) on investments	(0.44)	(0.45)	2.37	(0.68)	0.35
Total from investment operations	(0.21)	(0.23)	2.57	(0.48)	0.48
Less distributions to shareholders:
From net investment income	(0.21)	(0.19)	(0.17)	(0.18)	(0.15)
From net realized gain on investments	(0.61)	(0.52)	—	(0.23)	—
Total distributions to shareholders	(0.82)	(0.71)	(0.17)	(0.41)	(0.15)

Net asset value - End of period	$7.23	$8.26	$9.20	$6.80	$7.69
Net assets - End of period (000’s omitted)	$65,430	$211,178	$244,197	$116,106	$76,322
Total return[3]	(3.32% )	(2.75% )	37.98%	(6.45% )	6.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.12%	0.11%	0.11%	0.14% [4]	0.15% [5]
Net investment income	2.89%	2.58%	2.31%	2.84%	2.63% [5]
Series portfolio turnover	35%	31%	55%	29%	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.30%	0.30%	0.30%	0.30%	0.32%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED				FOR THE
	10/31/23	10/31/22	10/31/21	10/31/20[2]	PERIOD 3/1/19[1] TO 10/31/19[2]

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.72	$9.68	$7.15	$8.07	$7.67
Income (loss) from investment operations:
Net investment income[3]	0.21	0.20	0.19	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.45)	(0.48)	2.48	(0.72)	0.36
Total from investment operations	(0.24)	(0.28)	2.67	(0.53)	0.48
Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.14)	(0.16)	(0.08)
From net realized gain on investments	(0.61)	(0.52)	—	(0.23)	—
Total distributions to shareholders	(0.80)	(0.68)	(0.14)	(0.39)	(0.08)

Net asset value - End of period	$7.68	$8.72	$9.68	$7.15	$8.07
Net assets - End of period (000’s omitted)	$21,929	$24,049	$24,111	$15,781	$18,454
Total return[4]	(3.55% )	(3.12% )	37.61%	(6.77% )	6.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.42%	0.41%	0.41%	0.45% [5]	0.45% [6]
Net investment income	2.53%	2.27%	2.04%	2.55%	2.35% [6]
Series portfolio turnover	35%	31%	55%	29%	35%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.02%	[6]

1Commencement of operations.

2Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

3Calculated based on average shares outstanding during the periods.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

16

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$6,564,943	$6,564,943	$—	$—
Consumer Discretionary	9,734,696	9,734,696	—	—
Consumer Staples	14,156,690	14,156,690	—	—
Energy	33,991,840	33,991,840	—	—
Financials	28,014,376	28,014,376	—	—
Health Care	36,302,768	36,302,768	—	—
Industrials	39,223,273	39,223,273	—	—
Information Technology	34,632,199	34,632,199	—	—
Materials	5,034,443	5,034,443	—	—
Short-Term Investment	2,676,768	2,676,768	—	—
Total assets	$210,331,996	$210,331,996	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2022 or October 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2020 through October 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $580,824 in management fees for Class W shares for the year ended October 31, 2023.

As of October 31, 2023, there are no expenses eligible to be recouped by the Advisor.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction

19

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $123,661,803 and $283,415,043, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	725,128	$5,696,476	2,173,078	$18,266,560
Reinvested	716,350	5,670,179	513,496	4,436,574
Repurchased	(2,369,551)	(18,164,533)	(2,824,845)	(24,015,926)
Total	(928,073)	$(6,797,878)	(138,271)	$(1,312,792)

CLASS I	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,863,201	$15,201,700	1,741,033	$15,533,754
Reinvested	847,978	7,149,838	805,662	7,372,071
Repurchased	(3,059,141)	(25,500,754)	(3,987,767)	(35,946,984)
Total	(347,962)	$(3,149,216)	(1,441,072)	$(13,041,159)

CLASS W	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	854,362	$6,586,113	1,720,313	$14,488,463
Reinvested	2,519,942	19,977,603	2,103,608	18,156,087
Repurchased	(19,903,571)	(150,802,061)	(4,794,298)	(40,542,102)
Total	(16,529,267)	$(124,238,345)	(970,377)	$(7,897,552)

CLASS Z	FOR THE YEAR ENDED 10/31/23		FOR THE YEAR ENDED 10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	186,795	$1,532,195	483,905	$4,226,316
Reinvested	260,732	2,195,522	183,474	1,675,271
Repurchased	(349,616)	(2,857,167)	(401,665)	(3,685,852)
Total	97,911	$870,550	265,714	$2,215,735

At October 31, 2023, the Advisor and its affiliates owned 0.5% of the Series. Approximately 32% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

20

Disciplined Value Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended October 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2023.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2023, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $7,126,402 and decrease Total Distributable Earnings by $7,126,402. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/22
Ordinary income	$9,510,274	$8,085,735
Long-term capital gains	26,564,896	24,642,850

At October 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$224,437,475
Unrealized appreciation	11,310,553
Unrealized depreciation	(25,416,032)

Net unrealized depreciation	$(14,105,479)
Undistributed ordinary income	$3,668,923
Undistributed long-term capital gains	$11,028,460

9.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including

21

Disciplined Value Series

Notes to Financial Statements (continued)

9.	Market Event (continued)

but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

22

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 21, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $9,510,274 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 97.88%.

The Series designates $17,199,126 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2023.

24

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018);
Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) –
Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019
– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance since 2018; Compliance Communications

Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;

Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant

Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: Corporate
Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/23-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 has proven to be surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. The most historically significant development in markets is that bonds, in aggregate, have done poorly so far, for the third year in a row, reflecting interest rates that have remained high. By way of example, the 10-Year U.S. Treasury bond, has never declined three years in a row since 1787. Equities, particularly in the U.S., have risen, though a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally, a remarkably concentrated situation.

The future is unknown and prone to surprises, however, we have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century – remain at our core and will support us as this cycle plays out.

This year, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a meaningful and strategic decision to position Manning & Napier stronger for the future and to help us continue to evolve in ways that benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

Broad international equity markets posted positive returns for the twelve-month period ending October 31, 2023. During the period, larger-cap stocks generally outperformed smaller-cap stocks and value outperformed growth, both of which were headwinds for the Series for the second consecutive year. Within the international small cap market specifically, most sectors were positive – led by Information Technology and Financials – while only Real Estate and Health Care posted negative returns during the period. On a regional basis, developed markets outperformed emerging markets but both were positive.

The Rainier International Discovery Series Class S shares delivered negative absolute returns and trailed its benchmark, the MSCI ACWI ex USA Small Cap Index, returning -3.3% and 8.8% respectively.

Security selection was the primary driver of relative underperformance, while sector & geographic allocation decisions were neutral to slightly positive. Specifically, stock selection within the Industrials, Information Technology, and Consumer Discretionary sectors were notable detractors as the Series’ investment style geared toward quality growth companies was generally out of favor during the period and stock-specific headwinds challenged returns as well. From a geographic perspective, an underweight to Emerging Markets broadly (including to Taiwan and Korea) and an overweight to developed Europe (Sweden and France, for instance) detracted from relative returns as well.

Specific companies that notably detracted from performance included Hexatronic Group (a Swedish manufacturer of fiberoptic products, that was a primary positive contributor the previous twelve months), ALK-abello (an industry-leading producer of allergy vaccination products), and Alfen (a manufacturing and consulting company with a specialization in electrical grids). All three companies were removed from the portfolio during the period.

Specific positive contributors to relative performance included Varun Beverages (an Indian company that is the largest non-U.S. distributor of PepsiCo products), Rheinmetall (a German arms & defense manufacturer), and Sydbank (one of Denmark’s largest full-service banks). All three continue to be held as positions in the portfolio.

The Series continues to maintain exposure to several important trends that we think will be crucial to global economic development moving forward, including automation, global electrification, software as a service, consulting across a variety of industries, and travel. The portfolio remains underweight to emerging markets, but its allocation has continued to increase over the past year, most notably in India where the team is finding attractive investment opportunities.

Rainier’s international small-cap investment process and approach, as always, has been steady and disciplined throughout the year. The team remains focused on investing in what they believe are strong, essential, and innovative businesses that are of high quality and have the potential to lead the global economy for years to come. This is consistent with the team’s long-term philosophy of investing in companies with dominant market positions, innovative leadership, and the ability to deliver financial results to shareholders.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

2

Rainier International Discovery Series

Performance Update as of October 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Rainier International Discovery Series - Class S2,3	(3.30%)	3.60%	5.07%
Rainier International Discovery Series - Class I2,3	(3.00%)	3.87%	5.34%
Rainier International Discovery Series - Class W2,4	(2.01%)	4.88%	5.85%
Rainier International Discovery Series - Class Z2,3	(2.86%)	4.02%	5.43%
MSCI ACWI ex USA Small Cap Index[5]	8.82%	3.51%	3.43%

The following graph compares the value of a $1,000,000 investment in the Rainier International Discovery Series - Class I for the ten years ended October 31, 2023 to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2023, this net expense ratio was 1.40% for Class S, 1.15% for Class I, 0.10% for Class W and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.46% for Class S, 1.18% for Class I, 1.06% for Class W and 1.06% for Class Z for the year ended October 31, 2023.

3The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between November 30, 2012 and August 21, 2017, performance for Class S is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to November 30, 2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

3

Rainier International Discovery Series

Performance Update as of October 31, 2023

(unaudited)

5The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/23	10/31/23	5/1/23 - 10/31/23	RATIO
Class S
Actual	$1,000.00	$877.20	$6.62	1.40%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class I
Actual	$1,000.00	$878.50	$5.45	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Class W
Actual	$1,000.00	$883.30	$0.47	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$879.50	$4.74	1.00%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Rainier International Discovery Series

Portfolio Composition as of October 31, 2023

(unaudited)

Country Allocation[1,2]

1As a percentage of net assets. [2]Allocations are based on country of risk. [3]Miscellaneous Austria 0.3% Belgium 0.3% Greece 0.7% Luxembourg 0.4% Philippines 0.7%

6

Rainier International Discovery Series

Portfolio Composition as of October 31, 2023

(unaudited)

Sector Allocation[4]

4As a percentage of net assets.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2023

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 94.3%

Communication Services - 5.9%
Diversified Telecommunication Services - 1.6%
Internet Initiative Japan, Inc. (Japan)	508,800	$8,221,502
Entertainment - 0.7%
CTS Eventim AG & Co. KGaA (Germany)	55,278	3,346,868
Interactive Media & Services - 3.6%
Auto Trader Group plc (United Kingdom)[1]	643,210	4,865,404
carsales.com Ltd. (Australia)	189,396	3,338,533
Rightmove plc (United Kingdom)	1,111,989	6,412,433
Scout24 SE (Germany)[1]	67,375	4,144,918
		18,761,288
Total Communication Services		30,329,658
Consumer Discretionary - 12.8%
Automobile Components - 1.1%
Brembo S.p.A. (Italy)	141,830	1,526,048
Nifco, Inc. (Japan)	171,900	4,031,435
		5,557,483
Broadline Retail - 1.0%
B&M European Value Retail S.A. (United Kingdom)	787,051	5,066,833
Hotels, Restaurants & Leisure - 6.6%
Alsea S.A.B. de C.V. (Mexico)*	1,568,307	5,205,363
Domino's Pizza Group plc (United Kingdom)	999,878	4,172,097
Indian Hotels Co. Ltd. (India)	2,652,669	12,217,560
Minor International PCL - NVDR (Thailand)	3,486,200	2,716,730
SSP Group plc (United Kingdom)*	1,052,269	2,302,165
Whitbread plc (United Kingdom)	187,122	7,587,452
		34,201,367
Household Durables - 0.9%
Nikon Corp. (Japan)	520,400	4,940,894
Leisure Products - 0.1%
MIPS AB (Sweden)[1]	17,531	432,310
Specialty Retail - 2.1%
Com7 PCL - NVDR (Thailand)	5,714,100	4,257,810
JUMBO S.A. (Greece)	145,806	3,835,334
Siam Global House PCL (Thailand)	3,958,562	1,737,849
Siam Global House PCL (Thailand)	2,717,348	1,192,943
		11,023,936
Textiles, Apparel & Luxury Goods - 1.0%
Brunello Cucinelli S.p.A. (Italy)	62,547	5,031,139
Total Consumer Discretionary		66,253,962
Consumer Staples - 8.8%
Beverages - 4.0%
Royal Unibrew A/S (Denmark)	21,385	1,546,964
Varun Beverages Ltd. (India)	1,748,788	19,087,737
		20,634,701

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Consumer Staples Distribution & Retail - 1.0%
Sumber Alfaria Trijaya Tbk PT (Indonesia)	29,998,484	$5,457,704
Food Products - 2.3%
Gruma S.A.B. de C.V. - Class B (Mexico)	207,205	3,608,992
Morinaga & Co. Ltd. (Japan)	123,300	4,446,731
Universal Robina Corp. (Philippines)	1,941,810	3,743,488
		11,799,211
Personal Care Products - 1.5%
L'Occitane International S.A. (Luxembourg)	718,000	1,845,426
Rohto Pharmaceutical Co. Ltd. (Japan)	252,500	5,891,155
		7,736,581
Total Consumer Staples		45,628,197
Energy - 3.9%
Energy Equipment & Services - 2.7%
Aker Solutions ASA (Norway)	2,655,511	10,604,140
Technip Energies N.V. (France)	155,852	3,414,678
		14,018,818
Oil, Gas & Consumable Fuels - 1.2%
Gaztransport Et Technigaz S.A. (France)	49,517	6,333,724
Total Energy		20,352,542
Financials - 9.5%
Banks - 3.8%
Fukuoka Financial Group, Inc. (Japan)	277,900	7,345,937
Ringkjoebing Landbobank A/S (Denmark)	27,919	3,805,328
Sydbank AS (Denmark)	197,809	8,592,760
		19,744,025
Capital Markets - 0.9%
Euronext N.V. (Netherlands)[1]	70,457	4,913,571
Consumer Finance - 1.3%
CreditAccess Grameen Ltd. (India)*	356,031	6,829,945
Financial Services - 1.7%
Element Fleet Management Corp. (Canada)	540,820	7,316,231
GMO Payment Gateway, Inc. (Japan)	36,200	1,445,801
		8,762,032
Insurance - 1.8%
Steadfast Group Ltd. (Australia)	955,110	3,284,379
Topdanmark AS (Denmark)	129,036	5,783,924
		9,068,303
Total Financials		49,317,876
Health Care - 5.2%
Biotechnology - 0.8%
BioGaia AB - Class B (Sweden)	454,649	4,056,730
Health Care Equipment & Supplies - 1.5%
Asahi Intecc Co. Ltd. (Japan)	374,600	6,294,266

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Investment Portfolio - October 31, 2023

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Xvivo Perfusion AB (Sweden)*	66,075	$1,373,300
		7,667,566
Health Care Providers & Services - 1.5%
Amvis Holdings, Inc. (Japan)	225,886	3,853,429
Max Healthcare Institute Ltd. (India)	576,605	3,973,482
		7,826,911
Health Care Technology - 0.9%
Pro Medicus Ltd. (Australia)	97,119	4,626,066
Pharmaceuticals - 0.5%
Kalbe Farma Tbk PT (Indonesia)	26,417,300	2,809,600
Total Health Care		26,986,873
Industrials - 27.5%
Aerospace & Defense - 7.0%
Babcock International Group plc (United Kingdom)*	1,080,214	5,139,690
CAE, Inc. (Canada)*	440,660	9,202,462
Rheinmetall AG (Germany)	38,663	11,099,893
Saab AB - Class B (Sweden)	213,277	10,956,343
		36,398,388
Commercial Services & Supplies - 2.9%
Daiei Kankyo Co. Ltd. (Japan)	295,800	4,083,691
ISS A/S (Denmark)	321,949	4,659,404
Park24 Co. Ltd. (Japan)*	558,000	6,286,319
		15,029,414
Construction & Engineering - 3.7%
Fugro N.V. (Netherlands)*	636,007	10,504,908
Worley Ltd. (Australia)	844,778	8,830,868
		19,335,776
Electrical Equipment - 0.8%
Voltronic Power Technology Corp. (Taiwan)	101,498	4,070,469
Ground Transportation - 1.5%
TFI International, Inc. (Canada)	71,857	7,949,221
Machinery - 3.7%
Aalberts N.V. (Netherlands)	58,650	1,831,185
Daifuku Co. Ltd. (Japan)	286,500	4,733,811
Husqvarna AB - Class B (Sweden)	368,644	2,388,726
Interpump Group S.p.A. (Italy)	48,189	2,014,989
Takeuchi Manufacturing Co. Ltd. (Japan)	172,800	4,930,176
Trelleborg AB - Class B (Sweden)	117,721	2,977,057
		18,875,944
Professional Services - 2.1%
ALS Ltd. (Australia)	654,446	4,478,934
TechnoPro Holdings, Inc. (Japan)	308,400	6,109,666
		10,588,600

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 4.0%
Howden Joinery Group plc (United Kingdom)	678,020	$5,265,576
RS Group plc (United Kingdom)	163,911	1,352,664
Sojitz Corp. (Japan)	365,400	7,587,675
Toromont Industries Ltd. (Canada)	86,082	6,480,592
		20,686,507
Transportation Infrastructure - 1.8%
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B (Mexico)	152,760	3,304,476
Japan Airport Terminal Co. Ltd. (Japan)	129,500	5,695,286
		8,999,762
Total Industrials		141,934,081
Information Technology - 12.1%
Electronic Equipment, Instruments & Components - 3.0%
Barco N.V. (Belgium)	83,226	1,277,844
E Ink Holdings, Inc. (Taiwan)	267,000	1,389,234
Halma plc (United Kingdom)	120,210	2,703,328
Oxford Instruments plc (United Kingdom)	142,566	3,122,539
Sinbon Electronics Co. Ltd. (Taiwan)	806,000	6,901,994
		15,394,939
IT Services - 2.6%
Alten S.A. (France)	51,302	6,060,200
Megaport Ltd. (Australia)*	431,380	2,638,242
Sopra Steria Group SACA (France)	26,732	4,799,364
		13,497,806
Semiconductors & Semiconductor Equipment - 3.4%
AIXTRON SE (Germany)	99,538	2,797,093
BE Semiconductor Industries N.V. (Netherlands)	30,610	3,162,003
eMemory Technology, Inc. (Taiwan)	102,000	6,390,448
Nordic Semiconductor ASA (Norway)*	105,791	859,580
SOITEC (France)*	31,504	4,702,256
		17,911,380
Software - 3.1%
The Descartes Systems Group, Inc. (Canada)*	76,885	5,557,010
Fortnox AB (Sweden)	469,843	1,862,424
KPIT Technologies Ltd. (India)	285,636	4,179,395
Technology One Ltd. (Australia)	466,709	4,328,163
		15,926,992
Total Information Technology		62,731,117
Materials - 2.9%
Chemicals - 0.7%
Kaneka Corp. (Japan)	143,200	3,504,360
Construction Materials - 0.3%
Wienerberger AG (Austria)	66,402	1,608,719

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Investment Portfolio - October 31, 2023

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 1.9%
APL Apollo Tubes Ltd. (India)	410,536	$7,720,205
Pilbara Minerals Ltd. (Australia)	905,524	2,127,074
		9,847,279
Total Materials		14,960,358
Real Estate - 4.5%
Hotel & Resort REITs - 1.5%
Japan Hotel REIT Investment Corp. (Japan)	16,968	7,714,218
Real Estate Management & Development - 3.0%
Corp. Inmobiliaria Vesta S.A.B. de C.V. (Mexico)	2,529,900	7,933,915
The Phoenix Mills Ltd. (India)	335,766	7,320,946
		15,254,861
Total Real Estate		22,969,079

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Utilities - 1.2%
Independent Power and Renewable Electricity Producers - 1.2%
ERG S.p.A. (Italy)	42,249	$1,038,092
NHPC Ltd. (India)	8,876,579	5,352,911
Total Utilities		6,391,003
TOTAL COMMON STOCKS
(Identified Cost $447,657,607)		487,854,746

SHORT-TERM INVESTMENT - 5.2%

Dreyfus Government Cash Management, Institutional Shares, 5.23%[2]
(Identified Cost $26,656,653)	26,656,653	26,656,653

TOTAL INVESTMENTS - 99.5%
(Identified Cost $474,314,260)		514,511,399
OTHER ASSETS, LESS LIABILITIES - 0.5%		2,683,954
NET ASSETS - 100%		$517,195,353

NVDR - Non-Voting Depositary Receipt

REIT - Real Estate Investment Trust

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $14,356,203, which represented 2.8% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2023.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Japan - 18.8% and India - 12.9%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Statement of Assets and Liabilities

October 31, 2023

ASSETS:

Investments, at value (identified cost $474,314,260) (Note 2)	$514,511,399
Foreign currency, at value (identified cost $770,022)	767,794
Receivable for securities sold	5,260,461
Foreign tax reclaims receivable	1,090,976
Dividends receivable	693,751
Receivable for fund shares sold	556,546
TOTAL ASSETS	522,880,927

LIABILITIES:

Due to custodian	44,612
Accrued management fees[1]	289,231
Accrued sub-transfer agent fees[1]	154,015
Accrued fund accounting and administration fees[1]	40,874
Directors' fees payable[1]	16,419
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	6,427
Accrued Chief Compliance Officer service fees[1]	3,023
Accrued foreign capital gains tax (Note 2)	4,054,763
Payable for fund shares repurchased	645,297
Payable for securities purchased	262,013
Other payables and accrued expenses	168,900
TOTAL LIABILITIES	5,685,574

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$517,195,353

NET ASSETS CONSIST OF:
Capital stock	$257,850
Additional paid-in-capital	576,598,168
Total distributable earnings	(59,660,665)

TOTAL NET ASSETS	$517,195,353
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($28,930,623/1,472,964 shares)	$19.64
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($257,082,864/12,830,104 shares)	$20.04
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($19,503,873/969,085 shares)	$20.13
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($211,677,993/10,512,833 shares)	$20.14

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

11

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2023

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,324,998)	$11,421,010

EXPENSES:

Management fees (Note 3)	5,640,070
Sub-transfer agent fees (Note 3)	397,759
Fund accounting and administration fees (Note 3)	167,820
Directors’ fees (Note 3)	100,669
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	86,287
Chief Compliance Officer service fees (Note 3)	8,424
Custodian fees	177,931
Interest expense	7,621
Miscellaneous	546,290

Total Expenses	7,132,871
Less reduction of expenses (Note 3)	(488,972)

Net Expenses	6,643,899
NET INVESTMENT INCOME	4,777,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $1,022,123)	(40,071,016)
Foreign currency and translation of other assets and liabilities	(274,840)
(40,345,856)
Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $1,644,794)	23,709,327
Foreign currency and translation of other assets and liabilities	26,077
23,735,404
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(16,610,452)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,833,341)

The accompanying notes are an integral part of the financial statements.

12

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/23	10/31/22

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,777,111	$2,289,274
Net realized gain (loss) on investments and foreign currency	(40,345,856)	(57,099,398)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,735,404	(238,282,083)
Net increase (decrease) from operations	(11,833,341)	(293,092,207)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	—	(5,044,645)
Class I	—	(35,619,104)
Class W	(250,430)	(3,615,053)
Class Z	(272,966)	(42,079,965)
Total distributions to shareholders	(523,396)	(86,358,767)
CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share transactions (Note 5)	(112,298,252)	201,207,652
Net increase (decrease) in net assets	(124,654,989)	(178,243,322)
NET ASSETS:
Beginning of year	641,850,342	820,093,664
End of year	$517,195,353	$641,850,342

The accompanying notes are an integral part of the financial statements.

13

Rainier International Discovery Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20		10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.31	$34.75	$25.62	$20.41		$18.83

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	(0.00)[2]	(0.13)	(0.11)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.76)	(10.85)	9.77	5.32		1.67
Total from investment operations	(0.67)	(10.85)	9.64	5.21		1.60

Less distributions to shareholders:
From net investment income	—	—	—	—		(0.02)
From net realized gain on investments	—	(3.59)	(0.51)	—		—
Total distributions to shareholders	—	(3.59)	(0.51)	—		(0.02)

Net asset value - End of year	$19.64	$20.31	$34.75	$25.62		$20.41
Net assets - End of year (000’s omitted)	$28,930	$32,038	$47,911	$36,577		$39,387
Total return[3]	(3.30% )	(34.40% )	38.06%	25.53%		8.53%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.40%	1.39%	1.40%	1.40%		1.40%
Net investment income (loss)	0.42%	(0.02% )	(0.41% )	(0.48%	)	(0.36% )
Series portfolio turnover	64%	76%	76%	91%		102%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.06%	N/A	0.00% [4]	0.05%		0.04%

1Calculated based on average shares outstanding during the periods.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Rainier International Discovery Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.66	$35.24	$25.91	$20.64	$19.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	0.07	(0.05)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments	(0.77)	(11.03)	9.89	5.38	1.61
Total from investment operations	(0.62)	(10.96)	9.84	5.33	1.67

Less distributions to shareholders:
From net investment income	—	(0.03)	—	(0.06)	(0.07)
From net realized gain on investments	—	(3.59)	(0.51)	—	—
Total distributions to shareholders	—	(3.62)	(0.51)	(0.06)	(0.07)

Net asset value - End of year	$20.04	$20.66	$35.24	$25.91	$20.64
Net assets - End of year (000’s omitted)	$257,083	$281,907	$335,259	$174,435	$154,009
Total return[2]	(3.00% )	(34.25% )	38.41%	25.88%	8.81%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.15%	1.12%	1.13% [3]	1.15%	1.14%
Net investment income (loss)	0.69%	0.28%	(0.14% )	(0.22% )	0.31%
Series portfolio turnover	64%	76%	76%	91%	102%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	0.00% [4]	0.03%

1Calculated based on average shares outstanding during the periods.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes recoupment of past waived and/or reimbursed fees. Without the recoupment the ratio would have been 1.11%.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

Rainier International Discovery Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.75	$35.39	$25.93	$20.59	$19.34

Income (loss) from investment operations:
Net investment income[2]	0.38	0.33	0.28	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.77)	(11.03)	9.90	5.36	1.03
Total from investment operations	(0.39)	(10.70)	10.18	5.55	1.25

Less distributions to shareholders:
From net investment income	(0.23)	(0.35)	(0.21)	(0.21)	—
From net realized gain on investments	—	(3.59)	(0.51)	—	—
Total distributions to shareholders	(0.23)	(3.94)	(0.72)	(0.21)	—

Net asset value - End of period	$20.13	$20.75	$35.39	$25.93	$20.59
Net assets - End of period (000’s omitted)	$19,504	$22,552	$32,618	$24,962	$18,095
Total return[3]	(2.01% )	(33.57% )	39.91%	27.17%	6.46%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%	[4]
Net investment income	1.72%	1.28%	0.87%	0.84%	1.65%	[4]
Series portfolio turnover	64%	76%	76%	91%	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.96%	0.92%	0.93%	0.97%	1.00%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Rainier International Discovery Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.75	$35.36	$25.96	$20.67	$19.06

Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.09	(0.01)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	(0.77)	(11.06)	9.92	5.38	1.61
Total from investment operations	(0.59)	(10.97)	9.91	5.37	1.70

Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.00)[2]	(0.08)	(0.09)
From net realized gain on investments	—	(3.59)	(0.51)	—	—
Total distributions to shareholders	(0.02)	(3.64)	(0.51)	(0.08)	(0.09)

Net asset value - End of year	$20.14	$20.75	$35.36	$25.96	$20.67
Net assets - End of year (000’s omitted)	$211,678	$305,353	$404,306	$283,566	$237,740
Total return[3]	(2.86% )	(34.17% )	38.61%	26.06%	8.99%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.81%	0.34%	(0.03% )	(0.05% )	0.48%
Series portfolio turnover	64%	76%	76%	91%	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.06%	0.02%	0.03%	0.07%	0.08%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

17

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”), an affiliate of the Advisor. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$30,329,658	$—	$30,329,658	$—
Consumer Discretionary	66,253,962	5,205,363	61,048,599	—
Consumer Staples	45,628,197	9,066,696	36,561,501	—
Energy	20,352,542	—	20,352,542	—
Financials	49,317,876	14,146,176	35,171,700	—
Health Care	26,986,873	3,973,482	23,013,391	—
Industrials	141,934,081	26,936,751	114,997,330	—
Information Technology	62,731,117	5,557,010	57,174,107	—
Materials	14,960,358	—	14,960,358	—
Real Estate	22,969,079	15,254,861	7,714,218	—
Utilities	6,391,003	—	6,391,003	—
Short-Term Investment	26,656,653	26,656,653	—	—
Total assets	$514,511,399	$106,796,992	$407,714,407	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2022 or October 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2020 through October 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series' organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to these agreements, the Advisor waived $214,828 in management fees for Class W shares for the year ended October 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $79,371, $19,335, $14,511, and $160,927 for Class I, Class S, Class W, and Class Z shares, respectively, for the year ended October 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of October 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2024	2025	2026	TOTAL
Class S	$1,492	$—	$19,335	$20,827
Class I	—	—	79,371	79,371
Class W	9,014	6,376	14,511	29,901
Class Z	106,848	77,934	160,927	345,709

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $371,354,889 and $476,916,117, respectively. There were no purchases or sales of U.S. Government securities.

22

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Rainier International Discovery Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	559,944	$12,377,330	591,869	$14,774,798
Reinvested	—	—	168,258	4,941,733
Repurchased	(664,823)	(14,473,567)	(560,825)	(14,155,725)
Total	(104,879)	$(2,096,237)	199,302	$5,560,806

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,809,971	$107,148,727	8,653,053	$220,241,247
Reinvested	—	—	1,113,562	33,195,284
Repurchased	(5,622,411)	(123,286,752)	(5,636,543)	(140,396,678)
Total	(812,440)	$(16,138,025)	4,130,072	$113,039,853

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	60,462	$1,343,190	81,502	$2,044,963
Reinvested	10,775	241,796	121,883	3,615,053
Repurchased	(189,265)	(4,129,672)	(38,053)	(1,004,110)
Total	(118,028)	$(2,544,686)	165,332	$4,655,906

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/23		10/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,836,274	$64,239,847	7,019,272	$168,961,430
Reinvested	8,352	189,009	820,742	24,548,372
Repurchased	(7,046,742)	(155,948,160)	(4,558,751)	(115,558,715)
Total	(4,202,116)	$(91,519,304)	3,281,263	$77,951,087

At October 31, 2023, one shareholder account owned 11.7% of the Series. In addition, the Advisor and its affiliates owned 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended October 31, 2023, the Rainier International Discovery Series borrowed for 5 days and the average daily amount of borrowings outstanding under the

23

Rainier International Discovery Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

line of credit was $12,600,000 with a weighted average interest rate of 4.42%. As of October 31, 2023, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2023.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, passive foreign investment companies (PFICs), and foreign capital gain tax. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/23	ENDED 10/31/22
Ordinary income	$523,396	$21,621,015
Long-term capital gains	$—	$64,737,752

At October 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$486,052,585
Unrealized appreciation	80,151,242
Unrealized depreciation	(51,692,428)
Net unrealized appreciation	$28,458,814
Undistributed ordinary income	$7,548,920
Capital loss carryforwards	$(91,533,586)

At October 31, 2023, the Series had net short-term capital loss carryforwards of $79,548,656 and net long-term capital loss carryforwards of $11,984,930, which may be carried forward indefinitely.

24

Rainier International Discovery Series

Notes to Financial Statements (continued)

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

25

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 21, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

26

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,747,850 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $10,944,239 and foreign taxes paid of $2,240,771 for the year ended October 31, 2023.

27

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004– 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/ American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

29

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

30

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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32

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33

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/23-AR

34
(b)	Not applicable.

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d) Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Eunice K.Chapon, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series and Rainier International Discovery Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2023 and 2022 were:

	2023	2022
Audit Fees (a)	$ 381,200	$ 360,539

Audit Related Fees (b)	$ 0	$ 0

Tax Fees (c)	$ 157,570	$139,482

All Other Fees (d)	$ 0	$ 0

	$ 538,770	$ 500,021

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2023 and 2022.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2023	2022
Audit Related Fees	$ 0	$ 0

Tax Fees	$ 0	$ 0

	$ 0	$ 0

There were no Audit Related fees for the year ended October 31, 2023 or October 31, 2022.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2023 and 2022.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2023 and 2022 were $157,570 and $139,482, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.
Date: January 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.
Date: January 2, 2024

/s/ Troy M. Statczar
Troy M. Statczar
Treasurer and Principal Financial Officer
Manning & Napier Fund, Inc.
Date: January 2, 2024